UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-23112

JANUS DETROIT STREET TRUST

(Exact name of registrant as specified in charter)

151 Detroit Street,

Denver, Colorado 80206-4805

(Address of principal executive offices) (Zip code)

(Name and Address of Agent for Service)	Copy to:
Byron D. Hittle 151 Detroit Street Denver, Colorado 80206-4805	Eric S. Purple Stradley Ronon Stevens & Young, LLP 2000 K Street, N.W., Suite 700 Washington, D.C. 20006

Registrant’s telephone number, including area code: 303-333-3863

Date of fiscal year end: October 31

Date of reporting period: October 31, 2020

Item 1.	Report to Shareholders.

ANNUAL REPORT

October 31, 2020

Janus Henderson Small/Mid Cap Growth Alpha ETF

Janus Detroit Street Trust

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from your broker-dealer or other financial intermediary (such as a bank). Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your broker-dealer or other financial intermediary.

You may elect to receive all future reports in paper free of charge by contacting your broker-dealer or other financial intermediary. Your election to receive reports in paper will apply to all Funds held in your account at your broker-dealer or other financial intermediary.

Janus Henderson Small/Mid Cap Growth Alpha ETF (unaudited)

JSMD INVESTMENT OBJECTIVE

Janus Henderson Small/Mid Cap Growth Alpha ETF seeks investment results that correspond generally, before fees and expenses, to the performance of its underlying index, the Janus Henderson Small/Mid Cap Growth Alpha Index. It pursues its investment objective by using a passive index-based approach, normally investing at least 80% of its net assets in securities that comprise its underlying index.

JSMD PERFORMANCE OVERVIEW

•

U.S. small- and mid-cap equities rose for the period, but were volatile. Stocks delivered strong returns in the final two months of 2019, aided by a benign interest rate environment. These gains gave way to an unprecedented market sell-off in the first quarter of 2020, as the COVID-19 pandemic halted travel and disrupted supply chains. Efforts to contain the pandemic also led to a sharp economic contraction. The Federal Reserve responded aggressively to this crisis, cutting policy rates to zero. Congress also passed a $2 trillion economic stimulus package. Stocks regained ground in the second and third quarters, as easing lockdown orders led investors to focus on prospects for economic recovery. Data for the third quarter indicated improved spending and employment gains, even though rising COVID-19 infection rates in some states added to economic uncertainty late in the period. Small- and mid-cap growth stocks in the Russell 2500 TM Growth Index ended the 12-month period with solid gains, well outperforming the broader small- and mid-cap universe. Against this backdrop, health care and information technology stocks were the top-performing sectors within the Russell 2500 Growth Index, for the 12-month period ended October 31, 2020. The energy and utilities sectors lagged the index with negative performance.

•

During the period, the Janus Henderson Small/Mid Cap Growth Alpha ETF (JSMD) returned 19.01% (based on NAV); its primary benchmark, the Janus Henderson Small/Mid Cap Growth Alpha Index, returned 19.45%, and its secondary benchmark, the Russell 2500 Growth Index, returned 21.71%.

•

JSMD seeks investment results that correspond generally, before fees and expenses, to the performance of its primary benchmark. The strategy seeks to provide risk-adjusted outperformance by identifying top-tier small- and mid-cap companies with some of the strongest fundamentals that the advisor believes can deliver sustainable growth in a variety of market environments.

Janus Detroit Street Trust ½ 1

Janus Henderson Small/Mid Cap Growth Alpha ETF (unaudited)

Fund At A Glance

October 31, 2020

5 Largest Equity Holdings – (% of Net Assets)
Monolithic Power Systems, Inc.
Semiconductors & Semiconductor Equipment	3.6%
Ubiquiti, Inc.
Communications Equipment	3.1%
Horizon Therapeutics PLC
Pharmaceuticals	3.0%
Entegris, Inc.
Semiconductors & Semiconductor Equipment	2.9%
Paylocity Holding Corp.
Software	2.9%

15.5%

Sector Allocation – (% of Net Assets)
Consumer, Non-cyclical	40.8%
Industrial	19.2%
Technology	16.0%
Consumer, Cyclical	10.0%
Communications	7.9%
Financial	4.9%
Investments Purchased with Cash Collateral from Securities Lending	3.1%
Utilities	0.8%
Energy	0.4%

103.1%

Holdings are subject to change without notice.

2 ½ OCTOBER 31, 2020

Janus Henderson Small/Mid Cap Growth Alpha ETF (unaudited)

Performance

Average Annual Total Return – for the periods ended October 31, 2020
	One Year	Since Inception*
Janus Henderson Small/Mid Cap Growth Alpha ETF – NAV	19.01%	17.75%
Janus Henderson Small/Mid Cap Growth Alpha ETF – Market Price	19.02%	17.77%
Janus Henderson Small/Mid Cap Growth Alpha Index	19.45%	18.23%
Russell 2500TM Growth Index	21.71%	17.58%

*	The Fund commenced operations on February 23, 2016.

Total annual expense ratio as stated in the prospectus: 0.30%. See Financial Highlights for actual expense ratios during the reporting period.

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 or visit janushenderson.com/performance.

Shares of ETFs are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Market returns are based upon the midpoint of the bid/ask spread at 4:00 p.m. Eastern time (when NAV is normally determined for most ETFs), and do not represent the returns you would receive if you traded shares at other times. Ordinary brokerage commissions apply and will reduce returns.

Investing involves risk, including the possible loss of principal and fluctuation of value.

Performance depends on that of the underlying index.

See the prospectus for a more complete discussion of objectives, risks and expenses.

Returns include reinvestment of dividends and capital gains. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions, sales, or redemptions of Fund shares.

There is no assurance the stated objective(s) will be met.

See Notes to Schedule of Investments and Other Information for index definitions

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

The index provider is Janus Henderson Indices LLC (“JH Indices”). JH Indices maintains the indices and calculates the index levels and performance shown or discussed but does not manage actual assets. JH Indices receives compensation in connection with licensing its indices to third parties including the provision of any related data. JH Indices does not receive compensation for licensing the index to Janus Capital Management LLC with respect to the Fund.

Janus Detroit Street Trust ½ 3

Janus Henderson Small/Mid Cap Growth Alpha ETF (unaudited)

Disclosure of Fund Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include creation and redemption fees or brokerage charges and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other ETFs. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to determine the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as creation and redemption fees, or brokerage charges. These fees are fully described in the Fund’s prospectus. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Actual			Hypothetical (5% return before expenses)
Beginning Account Value (5/1/20)	Ending Account Value (10/31/20)	Expenses Paid During Period (5/1/20 - 10/31/20)†	Beginning Account Value (5/1/20)	Ending Account Value (10/31/20)	Expenses Paid During Period (5/1/20 - 10/31/20)†	Net Annualized Expense Ratio (5/1/20 - 10/31/20)
$1,000.00	$1,264.00	$1.71	$1,000.00	$1,023.63	$1.53	0.30%

†	Expenses Paid During Period is equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

4 ½ OCTOBER 31, 2020

Janus Henderson Small/Mid Cap Growth Alpha ETF

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Janus Detroit Street Trust and Shareholders of Janus Henderson Small/Mid Cap Growth Alpha ETF

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Janus Henderson Small/Mid Cap Growth Alpha ETF (one of the funds constituting Janus Detroit Street Trust, referred to hereafter as the “Fund”) as of October 31, 2020, the related statement of operations for the year ended October 31, 2020, the statements of changes in net assets for each of the two years in the period ended October 31, 2020, including the related notes, and the financial highlights for each of the four years in the period ended October 31, 2020 and for the period February 23, 2016 (commencement of operations) through October 31, 2016 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2020 and the financial highlights for each of the four years in the period ended October 31, 2020 and for the period February 23, 2016 (commencement of operations) through October 31, 2016 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2020 by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinion.

Denver, Colorado

December 18, 2020

We have served as the auditor of one or more investment companies in Janus Henderson Funds since 1990.

Janus Detroit Street Trust ½ 5

Janus Henderson Small/Mid Cap Growth Alpha ETF

Schedule of Investments

October 31, 2020

	Shares/ Principal Amounts	Value
Common Stocks – 100.0%
Aerospace & Defense – 1.8%
Aerojet Rocketdyne Holdings, Inc.*	8,821	$285,977
HEICO Corp.	13,448	1,412,712
Parsons Corp.*	11,301	356,208

		2,054,897
Airlines – 0.2%
Allegiant Travel Co.	1,822	245,533
Auto Components – 0.6%
Fox Factory Holding Corp.*	3,099	260,564
LCI Industries	1,881	206,270
Patrick Industries, Inc.	2,631	146,678
XPEL, Inc.*	2,065	51,171

		664,683
Automobiles – 0.1%
Winnebago Industries, Inc.	2,520	118,314
Beverages – 1.6%
MGP Ingredients, Inc.	6,947	291,913
National Beverage Corp.*,#	19,154	1,499,567

		1,791,480
Biotechnology – 3.1%
BioSpecifics Technologies Corp.*	1,874	165,099
Exelixis, Inc.*	78,871	1,615,278
Ionis Pharmaceuticals, Inc.*	35,658	1,674,143
Vanda Pharmaceuticals, Inc.*	13,949	149,115

		3,603,635
Building Products – 3.1%
American Woodmark Corp.*	1,906	157,455
Builders FirstSource, Inc.*	13,096	396,809
Fortune Brands Home & Security, Inc.	15,500	1,253,485
PGT Innovations, Inc.*	6,616	109,693
Simpson Manufacturing Co., Inc.	4,878	432,776
Trex Co., Inc.*	12,988	903,186
UFP Industries, Inc.	6,863	342,532

		3,595,936
Capital Markets – 0.5%
Cohen & Steers, Inc.	1,635	92,067
Evercore, Inc. - Class A	1,389	110,481
Houlihan Lokey, Inc.	1,746	109,474
LPL Financial Holdings, Inc.	2,707	216,370
PJT Partners, Inc. - Class A	822	55,617
Safeguard Scientifics, Inc.	711	4,138

		588,147
Chemicals – 0.5%
Chase Corp.	5,832	554,973
Commercial Banks – 1.4%
Allegiance Bancshares, Inc.	699	19,782
Altabancorp	643	13,998
Ameris Bancorp	2,378	69,675
BancFirst Corp.	1,117	49,651
Bank OZK	4,401	109,057
Business First Bancshares, Inc.	707	11,743
Byline Bancorp, Inc.	1,314	17,266
Cadence BanCorp	4,311	48,369
Capital Bancorp, Inc.*	472	4,965
Capstar Financial Holdings, Inc.	750	7,793
CBTX, Inc.	853	16,122
Civista Bancshares, Inc.	549	7,829

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

6 ½ OCTOBER 31, 2020

Janus Henderson Small/Mid Cap Growth Alpha ETF

Schedule of Investments

October 31, 2020

	Shares/ Principal Amounts	Value
Common Stocks – (continued)
Commercial Banks – (continued)
Coastal Financial Corp.*	408	$ 6,063
Eagle Bancorp, Inc.	1,103	33,002
Enterprise Bancorp, Inc.	407	9,202
Enterprise Financial Services Corp.	896	26,083
Esquire Financial Holdings, Inc.*	262	4,085
Farmers National Banc Corp.	974	11,347
FB Financial Corp.	1,593	46,994
First Bancorp/Southern Pines	991	23,873
First Bancshares, Inc.	732	17,451
First Choice Bancorp	400	5,632
First Financial Bankshares, Inc.	4,861	144,906
First Foundation, Inc.	1,527	22,706
FVCBankcorp, Inc.*	461	5,689
Guaranty Bancshares, Inc.	376	10,866
Horizon Bancorp, Inc.	1,501	18,612
Independent Bank Corp.	1,127	64,566
Independent Bank Group, Inc.	1,473	75,977
Level One Bancorp, Inc.	264	4,158
Mackinac Financial Corp.	360	3,575
MainStreet Bancshares, Inc.*	282	4,205
Metrocity Bankshares, Inc.	878	12,266
Metropolitan Bank Holding Corp.*	283	8,476
Midland States Bancorp, Inc.	775	11,548
MVB Financial Corp.	409	6,524
Nicolet Bankshares, Inc.*	356	21,965
Northeast Bank*	307	5,891
Pacific Premier Bancorp, Inc.	3,229	82,339
Parke Bancorp, Inc.	405	4,872
Plumas Bancorp#	177	3,561
Preferred Bank	510	17,253
QCR Holdings, Inc.	540	16,756
RBB Bancorp	675	8,620
Red River Bancshares, Inc.	250	11,353
Seacoast Banking Corp. of Florida*	1,813	38,943
Simmons First National Corp. - Class A	3,731	63,390
Southern First Bancshares, Inc.*	264	7,086
Sterling Bancorp	6,656	89,057
Texas Capital Bancshares, Inc.*	1,726	77,670
TriCo Bancshares	1,026	29,682
TriState Capital Holdings, Inc.*	1,021	12,854
Triumph Bancorp, Inc.*	850	35,811
Unity Bancorp, Inc.	367	5,145
Veritex Holdings, Inc.	1,699	33,521
Western Alliance Bancorp	3,451	142,181

		1,662,006
Commercial Services & Supplies – 2.0%
McGrath RentCorp	2,702	154,230
Rollins, Inc.	36,776	2,127,492

		2,281,722
Communications Equipment – 4.8%
Ciena Corp.*	50,939	2,006,487
Ubiquiti, Inc.	19,199	3,563,527

		5,570,014
Construction & Engineering – 0.7%
Comfort Systems USA, Inc.	4,093	187,459
Construction Partners, Inc. - Class A *	3,800	77,444
EMCOR Group, Inc.	6,160	420,051
Goldfield Corp.*	2,751	12,737

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Detroit Street Trust ½ 7

Janus Henderson Small/Mid Cap Growth Alpha ETF

Schedule of Investments

October 31, 2020

	Shares/ Principal Amounts	Value
Common Stocks – (continued)
Construction & Engineering – (continued)
IES Holdings, Inc.*	2,361	$ 75,363
NV5 Global, Inc.*	1,482	83,111

		856,165
Construction Materials – 1.1%
Summit Materials, Inc. - Class A*	70,479	1,246,773
Consumer Finance – 0.4%
Credit Acceptance Corp.*,#	604	180,065
Curo Group Holdings Corp.	1,399	10,479
Green Dot Corp. - Class A *	1,826	97,362
LendingTree, Inc.*,#	448	144,968

		432,874
Containers & Packaging – 2.9%
Berry Global Group, Inc.*	67,703	3,156,991
UFP Technologies, Inc.*	4,628	171,514

		3,328,505
Distributors – 0.9%
Pool Corp.	2,997	1,048,440
Diversified Consumer Services – 0.4%
frontdoor, Inc.*	6,390	253,172
Vivint Smart Home, Inc.*,#	13,896	216,083

		469,255
Diversified Financial Services – 0.0%
Marlin Business Services Corp.	408	2,978
Electric Utilities – 0.6%
Avangrid, Inc.	13,444	663,327
Spark Energy, Inc. - Class A	638	5,818

		669,145
Electrical Equipment – 0.4%
Acuity Brands, Inc.	4,447	396,406
Atkore International Group, Inc.*	5,302	109,698

		506,104
Electronic Equipment & Instruments – 2.1%
Napco Security Technologies, Inc.*	6,082	146,698
SYNNEX Corp.	17,072	2,247,358

		2,394,056
Entertainment – 0.2%
Akazoo S.A.*,¢	851	146
Sciplay Corp. - Class A *	1,473	19,664
Warner Music Group Corp. - Class A	5,727	151,937
World Wrestling Entertainment, Inc. - Class A	3,019	109,771

		281,518
Equity Real Estate Investment Trusts (REITs) – 1.2%
CareTrust, Inc.	3,198	54,686
CubeSmart	6,473	219,629
Jernigan Capital, Inc.	777	13,434
NexPoint Residential Trust, Inc.	811	35,943
Rexford Industrial Realty, Inc.	4,136	192,158
Safehold, Inc.	1,707	117,476
STAG Industrial, Inc.	4,982	155,040
STORE Capital Corp.	8,467	217,602
Terreno Realty Corp.	2,282	128,431
Vornado Realty Trust	6,386	196,242

		1,330,641
Food Products – 0.4%
Calavo Growers, Inc.	7,245	486,357

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8 ½ OCTOBER 31, 2020

Janus Henderson Small/Mid Cap Growth Alpha ETF

Schedule of Investments

October 31, 2020

	Shares/ Principal Amounts	Value
Common Stocks – (continued)
Gas Utilities – 0.1%
Spire, Inc.	2,265	$ 126,931
Health Care Equipment & Supplies – 7.5%
ABIOMED, Inc.*	11,343	2,857,075
FONAR Corp.*	1,645	32,308
Inogen, Inc.*	5,632	164,511
LeMaitre Vascular, Inc.	5,162	167,662
Penumbra, Inc.*	9,216	2,405,652
Quidel Corp.*	10,707	2,872,581
Tactile Systems Technology, Inc.*	4,955	181,254

		8,681,043
Health Care Providers & Services – 7.5%
Amedisys, Inc.*	8,287	2,146,333
AMN Healthcare Services, Inc.*	11,993	782,903
BioTelemetry, Inc.*	8,725	371,510
Castle Biosciences, Inc.*	5,023	233,218
Chemed Corp.	4,063	1,943,414
HealthEquity, Inc.*	19,575	1,007,917
Joint Corp*	3,576	67,014
LHC Group, Inc.*	8,063	1,746,043
National Research Corp.	6,442	333,696

		8,632,048
Hotels, Restaurants & Leisure – 2.6%
Choice Hotels International, Inc.	4,141	361,716
Dave & Buster’s Entertainment, Inc.	3,549	60,901
Norwegian Cruise Line Holdings, Ltd.*,#	20,617	342,861
Planet Fitness, Inc. - Class A *	5,984	354,671
Shake Shack, Inc. - Class A *	2,860	193,107
Texas Roadhouse, Inc.	5,191	363,526
Vail Resorts, Inc.	3,001	696,352
Wingstop, Inc.	2,213	257,438
Wyndham Hotels & Resorts, Inc.	6,968	324,082

		2,954,654
Household Durables – 2.2%
Cavco Industries, Inc.*	686	118,088
Installed Building Products, Inc.*	2,228	201,723
Legacy Housing Corp.*	1,809	24,620
Leggett & Platt, Inc.	9,903	413,252
LGI Homes, Inc.*	1,876	200,507
M.D.C. Holdings, Inc.	4,742	206,372
M/I Homes, Inc.*	2,135	87,364
PulteGroup, Inc.	20,060	817,646
Skyline Champion Corp.*	4,238	108,705
TopBuild Corp.*	2,474	379,042

		2,557,319
Independent Power Producers & Energy Traders – 0.1%
Ormat Technologies, Inc.	2,222	157,473
Insurance – 0.8%
Athene Holding, Ltd. - Class A *	6,648	213,268
eHealth, Inc.*	881	59,124
Investors Title Co.	64	8,545
Kinsale Capital Group, Inc.	772	144,727
National General Holdings Corp.	3,881	131,838
Palomar Holdings, Inc.*	871	77,667
Primerica, Inc.	1,352	149,044
Selectquote, Inc.*	5,538	95,364

		879,577

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Detroit Street Trust ½ 9

Janus Henderson Small/Mid Cap Growth Alpha ETF

Schedule of Investments

October 31, 2020

	Shares/ Principal Amounts	Value
Common Stocks – (continued)
Interactive Media & Services – 0.1%
Cargurus, Inc.*	6,015	$ 119,879
Internet & Catalog Retail – 1.5% 1-800-Flowers.com, Inc. - Class A *	2,673	53,006
Chewy, Inc. - Class A *,#	6,300	388,080
Etsy, Inc.*	8,926	1,085,312
Stitch Fix, Inc. - Class A *,#	4,264	146,809

		1,673,207
IT Services – 1.4%
Euronet Worldwide, Inc.*	17,335	1,540,042
GreenSky, Inc. - Class A *	24,921	117,876

		1,657,918
Leisure Equipment & Products – 0.3%
Callaway Golf Co.	7,043	109,096
Johnson Outdoors, Inc. - Class A	663	57,900
Malibu Boats, Inc. - Class A *	1,540	78,278
Marine Products Corp.	2,540	40,284
MasterCraft Boat Holdings, Inc.*	1,411	29,095

		314,653
Life Sciences Tools & Services – 3.5%
Medpace Holdings, Inc.*	9,038	1,002,676
PRA Health Sciences, Inc.*	16,326	1,590,806
Syneos Health, Inc.*	26,618	1,412,883

		4,006,365
Machinery – 2.6%
Allison Transmission Holdings, Inc.	12,701	459,141
Blue Bird Corp.*	3,034	35,012
Graco, Inc.	18,705	1,157,839
John Bean Technologies Corp.	3,560	298,933
Kadant, Inc.	1,290	148,505
Middleby Corp.*	6,240	621,130
RBC Bearings, Inc.*	2,813	334,888

		3,055,448
Media – 1.4%
Sirius XM Holdings, Inc.#	280,730	1,608,583
Metals & Mining – 0.4%
Warrior Met Coal, Inc.	31,613	474,195
Mortgate Real Estate Investment Trusts (REITs) – 0.1%
Broadmark Realty Capital, Inc.	4,526	45,124
Granite Point Mortgage Trust, Inc.	1,889	12,732
TPG RE Finance Trust, Inc.	2,627	20,543

		78,399
Multiline Retail – 0.4%
Ollie’s Bargain Outlet Holdings, Inc.*	4,918	428,309
Personal Products – 0.8%
BellRing Brands, Inc. - Class A *	16,196	296,225
Medifast, Inc.	4,832	678,847

		975,072
Pharmaceuticals – 8.4%
Corcept Therapeutics, Inc.*	29,496	494,943
Horizon Therapeutics PLC*	46,451	3,480,573
Innoviva, Inc.*	25,880	279,763
Jazz Pharmaceuticals PLC*	14,156	2,039,880
Royalty Pharma PLC - Class A	84,327	3,094,801
Supernus Pharmaceuticals, Inc.*	13,442	246,795

		9,636,755

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10 ½ OCTOBER 31, 2020

Janus Henderson Small/Mid Cap Growth Alpha ETF

Schedule of Investments

October 31, 2020

	Shares/ Principal Amounts	Value
Common Stocks – (continued)
Professional Services – 1.4%
ASGN, Inc.*	5,890	$ 392,745
BG Staffing, Inc.	1,156	9,213
FTI Consulting, Inc.*	4,106	404,277
Insperity, Inc.	4,381	335,497
TriNet Group, Inc.*	7,550	520,346

		1,662,078
Real Estate Management & Development – 0.0%
Newmark Group, Inc. - Class A	5,277	24,987
RMR Group, Inc. - Class A	511	13,623

		38,610
Road & Rail – 0.5%
Marten Transport, Ltd.	9,275	142,325
Saia, Inc.*	2,934	433,234

		575,559
Semiconductors & Semiconductor Equipment – 9.2%
Entegris, Inc.	44,697	3,341,995
Monolithic Power Systems, Inc.	13,062	4,174,615
Universal Display Corp.	15,615	3,096,611

		10,613,221
Software – 12.9%
Alarm.com Holdings, Inc.*	16,234	946,929
Alteryx, Inc. - Class A *	17,737	2,223,333
Appfolio, Inc. - Class A *	5,540	791,500
Aspen Technology, Inc.*	22,451	2,465,344
Bill.com Holdings, Inc.*	26,069	2,606,900
Ebix, Inc.#	10,248	185,079
Intelligent Systems Corp.*	2,958	112,168
Paylocity Holding Corp.*	17,841	3,309,862
Qualys, Inc.*	13,011	1,143,016
ShotSpotter, Inc.*	3,786	110,968
SPS Commerce, Inc.*	11,646	996,781

		14,891,880
Specialty Retail – 1.6%
Five Below, Inc.*	4,169	555,895
Floor & Decor Holdings, Inc. - Class A *	7,759	566,407
Lithia Motors, Inc. - Class A	1,678	385,218
MarineMax, Inc.*	1,617	48,478
National Vision Holdings, Inc.*	6,015	242,585

		1,798,583
Textiles, Apparel & Luxury Goods – 0.3%
Skechers U.S.A., Inc. - Class A *	10,195	323,283
Thrifts & Mortgage Finance – 0.5%
Axos Financial, Inc.*	2,036	55,501
Bridgewater Bancshares, Inc.*	987	10,966
Essent Group Ltd.	3,848	153,343
FS Bancorp, Inc.	145	6,715
Greene County Bancorp, Inc.	291	6,562
Merchants Bancorp	984	21,235
Meta Financial Group, Inc.	1,185	34,768
NMI Holdings, Inc. - Class A *	2,902	62,364
OP Bancorp	519	3,337
PennyMac Financial Services, Inc.	2,477	125,881
Pioneer Bancorp, Inc.*	889	8,410
Sterling Bancorp, Inc.	1,709	6,033
Timberland Bancorp, Inc.	284	5,410
Walker & Dunlop, Inc.	1,064	66,904

		567,429

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Detroit Street Trust ½ 11

Janus Henderson Small/Mid Cap Growth Alpha ETF

Schedule of Investments

October 31, 2020

	Shares/ Principal Amounts	Value
Common Stocks – (continued)
Trading Companies & Distributors – 0.9%
BMC Stock Holdings, Inc.*	7,526	$ 297,954
GMS, Inc.*	4,795	108,367
SiteOne Landscape Supply, Inc.*	4,954	591,953
Willis Lease Finance Corp.*,#	670	14,211

		1,012,485
Water Utilities – 0.0%
Pure Cycle Corp.*	1,037	9,126
Total Common Stocks (cost $96,399,529)		115,294,233
Investments Purchased with Cash Collateral from Securities Lending – 3.1%
Investment Companies – 2.4%
Janus Henderson Cash Collateral Fund LLC, 0.0304%, ºº,£	2,759,156	2,759,156
Time Deposits – 0.7%
Canadian Imperial Bank of Commerce, 0.0800%, 11/2/20	$844,059	844,059
Total Investments Purchased with Cash Collateral from Securities Lending (total cost $3,603,215)		3,603,215
Total Investments (total cost $100,002,744) – 103.1%		$118,897,448
Liabilities, net of Cash, Receivables and Other Assets – (3.1%)		(3,629,265)
Net Assets – 100%		$115,268,183

Summary of Investments by Country – (Long Positions) (unaudited)

Country	Value	% of Investment Securities
United States	$115,800,095	97.4%
Ireland	2,039,880	1.7
Canada	844,059	0.7
Bermuda	213,268	0.2
United Kingdom	146	0.0
Total	$118,897,448	100.0%

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at 10/31/20
Investments Purchased with Cash Collateral from Securities Lending – 3.1%
Investment Companies – 2.4%
Janus Henderson Cash Collateral Fund LLC, 0.0304%¥	$23,212 Δ	$ —	$ —	$2,759,156

	Market Value at 10/31/19	Purchases	Sales	Market Value at 10/31/20
Investments Purchased with Cash Collateral from Securities Lending – 3.1%
Investment Companies – 2.4%
Janus Henderson Cash Collateral Fund LLC, 0.0304%¥	$4,546,656	$26,158,882	$(27,946,382)	$2,759,156

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

12 ½ OCTOBER 31, 2020

Janus Henderson Small/Mid Cap Growth Alpha ETF

Notes to Schedule of Investments and Other Information

October 31, 2020

Janus Henderson Small/Mid Cap Growth Alpha Index	Janus Henderson Small/Mid Cap Growth Alpha Index is designed to systematically identify small- and mid-capitalization stocks that are poised for sustainable growth (Smart Growth®) by evaluating each company’s performance in three critical areas: growth, profitability, and capital efficiency. A proprietary methodology is used to score stocks based on a wide range of fundamental measures and select the top 10% (“top-tier”) of such eligible stocks. Stocks are market cap-weighted within sectors with a 3% maximum position size; sectors are weighted to align with the Janus Henderson Triton Fund.

Russell 2500™ Growth Index	Russell 2500™ Growth Index reflects the performance of U.S. small to mid-cap equities with higher price-to-book ratios and higher forecasted growth values.

LLC	Limited Liability Company

PLC	Public Limited Company

*	Non-income producing security.
¢	Security is valued using significant unobservable inputs.
#	Loaned security; a portion of the security is on loan at October 31, 2020.
ºº	Rate reflects 7 day yield as of October 31, 2020.
£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

Δ	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of October 31, 2020. See Notes to Financial Statements for more information.

Valuation Inputs Summary

	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs

Assets Investments in Securities:

Common Stocks

Entertainment	$281,372	$—	$146

All Other	115,012,715	—	—

Investments Purchased with Cash Collateral from Securities Lending	—	3,603,215	—

Total Assets	$115,294,087	$3,603,215	$146

Janus Detroit Street Trust ½ 13

Janus Henderson Small/Mid Cap Growth Alpha ETF

Statement of Assets and Liabilities

October 31, 2020

Assets:
Unaffiliated investments, at value(1)(2)	$116,138,292
Affiliated investments, at value(3)	2,759,156
Receivables:
Dividends	17,017
Affiliated securities lending income, net	2,169
Total Assets	118,916,634
Liabilities:
Collateral on securities loaned (Note 2)	3,603,215
Payables:
Due to custodian	13,800
Management fees	31,436
Total Liabilities	3,648,451
Net Assets	$115,268,183
Net Assets Consists of:
Capital (par value and paid-in surplus)	$108,114,214
Total distributable earnings (loss)	7,153,969
Total Net Assets	$115,268,183
Net Assets	$115,268,183
Shares outstanding, $0.001 Par Value (unlimited shares authorized)	2,202,000
Net Asset Value Per Share	$52.35

(1)	Includes cost of $97,243,588.
(2)	Includes $3,531,304 of securities on loan. See Note 2 in Notes to Financial Statements.
(3)	Includes cost of $2,759,156.

See Notes to Financial Statements.

14 ½ OCTOBER 31, 2020

Janus Henderson Small/Mid Cap Growth Alpha ETF

Statement of Operations

For the year ended October 31, 2020

Investment Income:
Dividends	$560,114
Affiliated securities lending income, net	23,212
Unaffiliated securities lending income, net	244
Total Investment Income	583,570
Expenses:
Management Fees	343,147
Total Expenses	343,147
Net Investment Income/(Loss)	240,423
Net Realized Gain/(Loss) on Investments:
Investments	$1,646,467
Total Net Realized Gain/(Loss) on Investments	$1,646,467
Change in Unrealized Net Appreciation/Depreciation:
Investments	$16,329,095
Total Change in Unrealized Net Appreciation/Depreciation	$16,329,095
Net Increase/(Decrease) in Net Assets Resulting from Operations	$18,215,985

See Notes to Financial Statements.

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Janus Henderson Small/Mid Cap Growth Alpha ETF

Statements of Changes in Net Assets

	Year Ended October 31, 2020	Year Ended October 31, 2019
Operations:
Net investment income/(loss)	$240,423	$308,674
Net realized gain/(loss) on investments	1,646,467	(460,441)
Change in unrealized net appreciation/depreciation	16,329,095	4,705,366
Net Increase/(Decrease) in Net Assets Resulting from Operations	18,215,985	4,553,599
Dividends and Distributions to Shareholders:
Dividends and Distributions	(278,608)	(268,630)
Net Decrease from Dividends and Distributions to Shareholders	(278,608)	(268,630)
Capital Share Transactions	209,758	41,737,139
Net Increase/(Decrease) in Net Assets	18,147,135	46,022,108
Net Assets:
Beginning of year	97,121,048	51,098,940
End of year	$115,268,183	$97,121,048

See Notes to Financial Statements.

16 ½ OCTOBER 31, 2020

Janus Henderson Small/Mid Cap Growth Alpha ETF

Financial Highlights

For a share outstanding during each year or period ended October 31	2020	2019	2018	2017	2016(1)
Net Asset Value, Beginning of Period	$44.11	$40.81	$36.77	$28.82	$24.75
	Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.11	0.19	0.15	0.10	0.18
Net realized and unrealized gain/(loss)	8.26	3.30	4.03	7.99	3.93
Total from Investment Operations	8.37	3.49	4.18	8.09	4.11
Less Dividends and Distributions:
Dividends (from net investment income)	(0.13)	(0.19)	(0.14)	(0.14)	(0.04)
Total Dividends and Distributions	(0.13)	(0.19)	(0.14)	(0.14)	(0.04)
Net Asset Value, End of Period	$52.35	$44.11	$40.81	$36.77	$28.82
Total Return*	19.01%	8.60%	11.37%	28.14%	16.60%
Net assets, End of Period (in thousands)	$115,268	$97,121	$51,099	$22,138	$10,146
Average Net Assets for the Period (in thousands)	$105,905	$71,903	$36,173	$16,594	$5,482
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.32%	0.35%	0.50%	0.50%	0.50%
Ratio of Net Investment Income/(Loss)	0.23%	0.43%	0.37%	0.31%	0.93%
Portfolio Turnover Rate(3)	83%	80%	79%	76%	65%

*	Total return not annualized for periods of less than one full year.
**	Annualized for periods of less than one full year.
(1)	Period from February 23, 2016 (commencement of operations) through October 31, 2016.
(2)	Per share amounts are calculated based on average shares outstanding during the year or period.
(3)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creation or redemptions.

See Notes to Financial Statements.

Janus Detroit Street Trust ½ 17

Janus Henderson Small/Mid Cap Growth Alpha ETF

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Janus Henderson Small/Mid Cap Growth Alpha ETF (the “Fund”) is a series fund. The Fund is part of Janus Detroit Street Trust (the “Trust”), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. As of the date of this report, the Trust offers six Funds each of which represent shares of beneficial interest in a separate portfolio of securities and other assets with its own objective and policies. The Fund seeks investment results that correspond generally, before fees and expenses, to the performance of its underlying index, the Janus Henderson Small/Mid Cap Growth Alpha Index (the “Underlying Index”). The Fund is classified as diversified, as defined in the 1940 Act.

Unlike shares of traditional mutual funds, shares of the Fund are not individually redeemable and may only be purchased or redeemed directly from the Fund at net asset value (“NAV”) in large increments called “Creation Units” by certain participants, known as “Authorized Participants.” The Fund will issue or redeem Creation Units in exchange for portfolio securities and/or cash. Except when aggregated in Creation Units, Fund shares are not redeemable securities of the Fund. Shares of the Fund are listed and trade on The NASDAQ Stock Market LLC (“NASDAQ”) and individual investors can purchase or sell shares in much smaller increments and for cash in the secondary market through a broker. These transactions, which do not involve the Fund, are made at market prices that may vary throughout the day and differ from the Fund’s NAV. As a result, you may pay more than NAV (a premium) when you purchase shares and receive less than NAV (a discount) when you sell shares, in the secondary market.

An Authorized Participant (or other broker-dealers making markets in shares of the Fund) may hold of record more than 25% of the outstanding shares of the Fund. From time to time, Authorized Participants (or other broker-dealers making markets in shares of the Fund) may be a beneficial and/or legal owner of the Fund, may be affiliated with an index provider, may be deemed to have control of the Fund and/or may be able to affect the outcome of matters presented for a vote of the shareholders of the Fund. Authorized Participants (or other broker-dealers making markets in shares of the Fund) may execute an irrevocable proxy granting the Distributor, Janus Capital Management LLC (“Janus Capital” or “Janus”) or an affiliate of Janus Capital power to vote or abstain from voting such Authorized Participant’s beneficially or legally owned shares of the Fund. In such cases, the agent shall mirror vote (or abstain from voting) such shares in the same proportion as all other beneficial owners of the Fund.

The following accounting policies have been followed by the Fund and are in conformity with United States of America generally accepted accounting principles (“US GAAP”).

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities, including shares of exchange-traded funds, traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available, or are deemed by Janus Capital to be unreliable, are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to

18 ½ OCTOBER 31, 2020

Janus Henderson Small/Mid Cap Growth Alpha ETF

Notes to Financial Statements

“odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; and certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of October 31, 2020 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded daily on an accrual basis and includes amortization of premiums and accretion of discounts. The Fund classifies gains and losses on prepayments received as an adjustment to interest income. Debt securities may be placed in non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivables when collection of all or a portion of interest has become doubtful. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Estimates

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown and

Janus Detroit Street Trust ½ 19

Janus Henderson Small/Mid Cap Growth Alpha ETF

Notes to Financial Statements

would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Dividends and Distributions

The Fund generally declares and distributes dividends of net investment income quarterly. Net realized capital gains (if any) are distributed annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the NAV. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or a Fund’s total return but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Fund’s equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Other Investments and Strategies

Additional Investment Risk

In the aftermath of the 2007-2008 financial crisis, the financial sector experienced reduced liquidity in credit and other fixed-income markets, and an unusually high degree of volatility, both domestically and internationally. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took a number of unprecedented steps designed to support the financial markets. For example, the enactment of the Dodd-Frank Act in 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, over-the-counter derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. More recently, in response to the COVID-19 pandemic, the U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets, including reducing interest rates to record low levels. The withdrawal of this support, a failure of measures put in place in response to such economic uncertainty, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation.

Widespread disease, including pandemics and epidemics, and natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis and weather-related phenomena generally, have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a Fund’s investments. Economies and financial markets throughout the world have become increasingly interconnected, which increases the likelihood that events or conditions in one region or country will adversely affect markets or issuers in other regions or countries, including the United States. These disruptions could prevent a Fund from executing advantageous investment decisions in a timely manner and negatively impact a Fund’s ability to achieve its investment objective(s). Any such event(s) could have a significant adverse impact on the value of a Fund. In addition, these disruptions could also impair the information technology and other operational systems upon which the Fund’s service providers, including Janus Capital, rely, and could otherwise disrupt the ability of employees of the Fund’s service providers to perform essential tasks on behalf of the Fund.

20 ½ OCTOBER 31, 2020

Janus Henderson Small/Mid Cap Growth Alpha ETF

Notes to Financial Statements

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU have experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (commonly known as “Brexit”). The United Kingdom formally left the EU on January 31, 2020 and entered into an eleven-month transition period, during which the United Kingdom will remain subject to EU laws and regulations. There is considerable uncertainty relating to the potential consequences of the United Kingdom’s exit and how negotiations for new trade agreements will be conducted or concluded.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the “Offsetting Assets and Liabilities” section of this Note for further details.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Offsetting Assets and Liabilities

The Fund presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

JPMorgan Chase Bank, National Association acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodial functions in accordance with the Non-Custodial Securities Lending Agreement. For financial reporting purposes, the Fund does not offset financial instruments’ payables and receivables and related collateral on the Statement of Assets and Liabilities. Securities on loan will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the Securities and Exchange Commission (the “SEC”). See “Securities Lending” in the “Notes to Financial Statements” for additional information.

Janus Detroit Street Trust ½ 21

Janus Henderson Small/Mid Cap Growth Alpha ETF

Notes to Financial Statements

The following table presents gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see the Fund’s Schedule of Investments.

Offsetting of Financial Assets and Derivative Assets

Counterparty	Gross Amounts of Recognized Assets	Offsetting Asset or Liability(a)	Collateral Pledged(b)	Net Amount
JPMorgan Chase Bank NA	$3,531,304	$—	$(3,531,304)	$—

(a)

Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

Real Estate Investing

The Fund may invest in equity securities of real estate-related companies to the extent such securities are included in the Underlying Index. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Securities Lending

Under procedures adopted by the Trustees, the Fund may seek to earn additional income by lending securities to certain qualified broker-dealers and institutions. Effective March 5, 2020, JP Morgan Chase Bank, National Association replaced Deutsche Bank AG as securities lending agent for the Fund. JP Morgan Chase Bank, National Association acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodial functions in accordance with the Non-Custodial Securities Lending Agreement. The Fund may lend fund securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund. In certain circumstances individual loan transactions could yield negative returns.

Upon receipt of cash collateral, Janus Capital may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. Janus Capital currently intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Henderson Cash Collateral Fund LLC. An investment in Janus Henderson Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Fund to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Fund and Janus Henderson Cash Collateral Fund LLC, Janus Capital has an inherent conflict of interest as a result of its fiduciary duties to both the Fund and Janus Henderson Cash Collateral Fund LLC. Additionally, Janus Capital receives an investment advisory fee of 0.05% for managing Janus Henderson Cash Collateral Fund LLC, therefore may have an incentive to allocate collateral to the Janus Henderson Cash Collateral Fund LLC, rather than to other collateral management options for which Janus Capital does not receive compensation.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned

22 ½ OCTOBER 31, 2020

Janus Henderson Small/Mid Cap Growth Alpha ETF

Notes to Financial Statements

securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The cash collateral invested by Janus Capital is disclosed in the Schedule of Investments (if applicable). Income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the lending agent are included as “Affiliated securities lending income, net” on the Statement of Operations. As of October 31, 2020, securities lending transactions accounted for as secured borrowings with an overnight and continuous contractual maturity are $3,531,304 for equity securities. Gross amounts of recognized liabilities for securities lending (collateral received) as of October 31, 2020 is $3,603,215, resulting in the net amount due to the counterparty of $71,911.

3. Investment Advisory Agreements and Other Transactions with Affiliates

Under its unitary fee structure, the Fund pays Janus Capital a management fee in return for providing certain investment advisory, supervisory, and administrative services to the Fund, including the costs of transfer agency, custody, fund administration, legal, audit, and other services. Janus Capital’s fee structure is designed to pay substantially all of the Fund’s expenses. However, the Fund bears other expenses which are not covered under the management fee which may vary and affect the total level of expenses paid by shareholders, such as distribution fees (if any), brokerage expenses or commissions, interest, dividends, taxes, litigation expenses, acquired fund fees and expenses (if any), and extraordinary expenses. The Fund’s unitary management fee provides for reductions in the fee rate as the Fund’s assets grow. As of the date of this report the Fund’s management fee was calculated daily and paid monthly according to the following schedule:

Daily Net Assets	Fee Rate
$0-$500 million	0.30%
Next $500 million	0.25%
Over $1 billion	0.20%

Prior to May 1, 2020, the Fund’s management fee was calculated daily and paid monthly according to the following schedule:

Daily Net Assets	Fee Rate
$0-$500 million	0.35%
Next $500 million	0.28%
Over $1 billion	0.20%

For the year ended October 31, 2020, the Fund’s contractual management fee rate (expressed as an annual rate) was 0.32% of the Fund’s average daily net assets.

State Street Bank and Trust Company (“State Street”) provides certain fund administration services to the Fund, including services related to the Fund’s accounting, including calculating the daily NAV, audit coordination, tax, and reporting obligations, pursuant to an agreement with Janus Capital, on behalf of the Fund. As compensation for such services, Janus Capital pays State Street a fee based on a percentage of the Fund’s assets, with a minimum flat fee, for certain services. Janus Capital serves as administrator to the Fund, providing oversight and coordination of the Fund’s service providers, recordkeeping and other administrative services. Janus Capital does not receive any additional compensation, beyond the unitary fee, for serving as administrator. State Street also serves as transfer agent for the shares of the Fund. Pursuant to agreements with Janus Capital on behalf of the Fund, State Street Global Markets, an affiliate of State Street, may execute portfolio transactions for the Fund, including but not limited to, transactions in connection with cash in lieu transactions.

The Fund’s Board of Trustees (“Board”) has approved a Distribution and Servicing Plan for shares of the Fund pursuant to Rule 12b-1 under the 1940 Act (the “Plan”). The Plan permits compensation in connection with the distribution and marketing of Fund shares and/or the provision of certain shareholder services. The Plan permits the Fund to pay ALPS

Janus Detroit Street Trust ½ 23

Janus Henderson Small/Mid Cap Growth Alpha ETF

Notes to Financial Statements

Distributors, Inc. (the “Distributor”) or its designee, a fee for the sale and distribution and/or shareholder servicing of the shares at an annual rate of up to 0.25% of average daily net assets of the Fund. Under the terms of the Plan, the Fund would be authorized to make payments to the Distributor or its designee for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. The 12b-1 fee may only be imposed or increased when (i) the Trustees determine that it is in the best interests of shareholders to do so, and (ii) the imposition of or increase in the 12b-1 fee is first approved by the Fund’s shareholders. Because these fees are paid out of the Fund’s assets on an ongoing basis, to the extent that a fee is authorized by shareholders in the future, over time they will increase the cost of an investment in the Fund. The Plan fee may cost an investor more than other types of sales charges. At this time, Janus Capital does not intend to seek shareholder approval for implementation of the Plan.

As of October 31, 2020, Janus Capital owned 2,000 shares or 0.09% of the Fund.

The Fund is permitted to purchase or sell securities (“cross-trade”) between itself and other funds or accounts managed by Janus Capital in accordance with Rule 17a-7 under the Investment Company Act of 1940 (“Rule 17a-7”), when the transaction is consistent with the investment objectives and policies of the Fund and in accordance with the Internal Cross Trade Procedures adopted by the Trust’s Board of Trustees. These procedures have been designed to ensure that any cross-trade of securities by the Fund from or to another fund or account that is or could be considered an affiliate of the Fund under certain limited circumstances by virtue of having a common investment adviser, common Officer, or common Trustee complies with Rule 17a-7. Under these procedures, each cross-trade is effected at the current market price to save costs where allowed. During the year ended October 31, 2020, the Fund engaged in cross trades amounting to $1,023,690 in purchases and $1,418,531 in sales, resulting in a net realized gain of $30,107. The net realized gain is included within the “Net Realized Gain/(Loss) on Investments” section of the Fund’s Statement of Operations.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the year ended October 31, 2020 can be found in a table located in the Schedule of Investments.

4. Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Fund must satisfy under the income tax regulations; (2) losses or deductions the Fund may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

			Loss Deferrals
Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Late-Year Ordinary Loss	Post-October Capital Loss	Other Book to Tax Differences	Net Tax Appreciation/ (Depreciation)
$6,308	$—	$(11,682,396)	$—	$—	$—	$18,830,057

Accumulated capital losses noted below represent net capital loss carryovers, as of October 31, 2020, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The following table shows these capital loss carryovers.

Capital Loss Carryover Schedule For the year ended October 31, 2020 No Expiration		Accumulated Capital Losses
Short-Term	Long-Term
$(9,188,520)	$(2,493,876)	$(11,682,396)

24 ½ OCTOBER 31, 2020

Janus Henderson Small/Mid Cap Growth Alpha ETF

Notes to Financial Statements

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of October 31, 2020 are noted below. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$100,067,391	$22,765,561	$(3,935,504)	$18,830,057

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from US GAAP. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, passive foreign investment companies, net investment losses, in-kind transactions and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.

For the year ended October 31, 2020:
Distributions
From Ordinary Income	From Long-Term Capital Gain	Tax Return of Capital	Net Investment Loss
$278,608	$—	$—	$—

For the year ended October 31, 2019:
Distributions
From Ordinary Income	From Long-Term Capital Gain	Tax Return of Capital	Net Investment Loss
$268,630	$—	$—	$—

Permanent book to tax basis differences may result in reclassifications between the components of net assets. These differences have no impact on the results of operations or net assets. The following reclassifications have been made to the Fund:

Increase/(Decrease) to Capital	Increase/(Decrease) to Undistributed Net Investment Income/Loss	Increase/(Decrease) to Undistributed Net realized Gain/Loss
$10,984,919	$(7,456)	$(10,977,463)

5. Capital Share Transactions

	Year ended October 31, 2020		Year ended October 31, 2019
	Shares	Amount	Shares	Amount
Shares sold	900,000	$39,977,929	1,400,000	$59,499,563
Shares repurchased	(900,000)	(39,768,171)	(450,000)	(17,762,424)
Net Increase/(Decrease)	—	$209,758	950,000	$41,737,139

6. Purchases and Sales of Investment Securities

For the year ended October 31, 2020, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$87,710,534	$87,822,091	$—	$—

Janus Detroit Street Trust ½ 25

Janus Henderson Small/Mid Cap Growth Alpha ETF

Notes to Financial Statements

For the year ended October 31, 2020, the cost of in-kind purchases and proceeds from in-kind sales, were as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$39,965,564	$39,590,845	$—	$—

During the year ended October 31, 2020, the Fund had net realized gain/(loss) of $11,090,295 from in-kind redemptions. Gains on in-kind transactions are not considered taxable for federal income tax purposes.

7. Recent Accounting Pronouncements

The FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820) in August 2018. The new guidance removes, modifies and enhances the disclosures to Topic 820. For public entities, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. An entity is permitted, and Management has decided to early adopt the standard in these financial statements.

8. Subsequent Events

Management has evaluated whether any events or transactions occurred subsequent to October 31, 2020 and through the date of the issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

26 ½ OCTOBER 31, 2020

Janus Henderson Small/Mid Cap Growth Alpha ETF

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters each fiscal year as an exhibit to Form N-PORT within 60 days of the end of such fiscal quarter. Historically, the Fund filed its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters each fiscal year on Form N-Q. The Fund’s Form N-PORT and Form N-Q filings: are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling Janus Henderson at 1-800-525-0020 (toll free).

Designation Requirements (unaudited)

For federal income tax purposes, the Fund designated the following for the year ended October 31, 2020.

Dividends Received Deduction Percentage	100%
Qualified Dividend Income Percentage	100%

Licensing Agreements

Janus Henderson Indices LLC (“JH Indices”) is the Index Provider for the Underlying Index. Janus Capital has entered into a license agreement with JH Indices to use the Underlying Index. JH Indices is affiliated with the Fund and Janus Capital. This affiliation may create potential conflicts for JH Indices as it may have an interest in the performance of the Fund, which could motivate it to alter the Underlying Index methodology for the Underlying Index. JH Indices has adopted procedures that it believes are reasonably designed to mitigate these and other potential conflicts.

JH Indices is the licensor of certain trademarks, service marks, and trade names. Neither JH Indices nor any of its affiliates make any representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the Underlying Index to track general market performance. The Underlying Index is determined, composed, and calculated by JH Indices without regard to Janus Capital or the Fund. JH Indices has no obligation to take the needs of Janus Capital or the owners of the Fund into consideration in determining, composing, or calculating the Underlying Index. JH Indices is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Fund to be issued or in the determination or calculation of the equation by which the Fund is to be converted into cash.

ALTHOUGH JH INDICES SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE UNDERLYING INDEX FROM SOURCES WHICH IT CONSIDERS RELIABLE, IT DOES NOT GUARANTEE THE QUALITY, ACCURACY AND/OR THE COMPLETENESS OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN AND SHALL HAVE NO LIABILITY FOR ERRORS OR OMISSIONS OF ANY KIND RELATED TO THE UNDERLYING INDEX OR DATA. JH INDICES MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY JANUS CAPITAL, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED TO JANUS CAPITAL FOR ANY OTHER USE. JH INDICES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL IT HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

Janus Capital does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein, and Janus Capital shall have no liability for any errors, omissions or interruptions therein. Janus Capital makes no warranty, express or implied, as to results to be obtained by the Fund, owners of the shares of the Fund or any other person or entity from the use of the Underlying Index or any data included therein. Janus Capital makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall Janus Capital have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) arising out of matters relating to the use of the Underlying Index even if notified of the possibility of such damages.

Janus Detroit Street Trust ½ 27

Janus Henderson Small/Mid Cap Growth Alpha ETF

Trustees and Officers (unaudited)

The following are the Trustees and officers of the Trust together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years). The Fund’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Fund’s Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75. The Trustees review the Fund’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Fund’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Clayton Street Trust. As of the date of this report, collectively, the two registered investment companies consist of 9 series or funds.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Clayton Street Trust. Certain officers of the Funds may also be officers and/or directors of Janus Capital. Except as otherwise disclosed, Fund officers receive no compensation from the Funds.

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee*	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees

Clifford J. Weber 151 Detroit Street Denver, CO 80206 DOB: 1963	Chairman Trustee	2/16-Present 2/16-Present	Owner, Financial Products Consulting Group LLC (consulting services to financial institutions) (since 2015). Formerly, Executive Vice President of Global Index and Exchange-Traded Products, NYSE Market, Inc., a subsidiary of Intercontinental Exchange (ETF/ETP listing exchange) (2013-2015).	9	Independent Trustee,
Clough Funds Trust
(investment company)
(since 2015), Chairman,
Clough Funds Trust
(since 2017),
Independent Trustee,
Clough Dividend and
Income Fund
(closed-end fund)
(since 2017),
Independent Trustee,
Clough Global
Opportunities Fund
(closed-end fund) (since
2017), Independent
Trustee, Clough Global
Equity Fund (closed-
end fund) (since 2017),
Independent Trustee,
Elevation ETF Trust
(investment company)
(2016-2018),
Chairman, Elevation
ETF Trust (2016-2018),
and Independent
Trustee, Global X Funds
(investment company)
(since 2018).

28 ½ OCTOBER 31, 2020

Janus Henderson Small/Mid Cap Growth Alpha ETF

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee*	Other Directorships Held by Trustee During the Past Five Years

Maureen T. Upton 151 Detroit Street Denver, CO 80206 DOB: 1965	Trustee	2/16-Present	Principal, Maureen Upton Ltd. (consulting services to developers of major infrastructure projects and investors) (since 2017). Formerly, Principal Consultant, SRK Consulting (U.S.), Inc. (consulting services to global mining, energy and water resource industries) (2015-2017) and Founder and Principal, Resource Initiatives LLC (sustainability consulting firm) (2006-2015).	9
Jeffrey B. Weeden 151 Detroit Street Denver, CO 80206 DOB: 1956	Trustee	2/16-Present	Senior Advisor, BayBoston Capital LP (investment fund in banks and bank holdings companies) (since 2015). Formerly, Management Advisor, BoxCast, Inc. (technology start-up company) (2014-2017).	9	Director, State Farm Bank (banking) (since 2014).
Interested Trustee

Richard C. Hoge** 151 Detroit Street Denver, CO 80206 DOB: 1966	Trustee	1/20-Present	Chief Operating Officer – Exchange Traded Products, Janus Henderson Investors (since 2014); Registered Representative, Janus Distributors LLC (broker dealer) (since 2014).	9	Director, Velocity Capital Long Short Volatility Fund (hedge fund) (2012-2016).

*	Each Trustee also serves as a trustee to the Clayton Street Trust, which is currently comprised of three portfolios.
**	Richard C. Hoge is an Interested Trustee because of his employment with Janus Henderson Investors.

Janus Detroit Street Trust ½ 29

Janus Henderson Small/Mid Cap Growth Alpha ETF

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Bruce L. Koepfgen 151 Detroit Street Denver, CO 80206 DOB: 1952	President and Chief Executive Officer	2/16-Present	Executive Vice President and Head of North America at Janus Henderson Investors (since 2017); President and Head of North America at Janus Capital Management LLC (since 2013 and 2017, respectively), President at Janus Capital Group Inc. (since 2013), President and Director at Janus International Holding LLC (since 2019 and 2011, respectively), President at Janus Holdings LLC (since 2019), President and Director at Janus Management Holdings Corporation (since 2017 and 2012, respectively), Executive Vice President and Head of North America at Janus Distributors LLC (since 2011 and 2019, respectively), Vice President and Director at Intech Investment Management LLC (since 2012) and Executive Vice President at Perkins Investment Management LLC (since 2011). Formerly, Executive Vice President at Janus Capital Group Inc., Janus International Holding LLC, Janus Management Holdings Corporation (2011-2019), and Director at Perkins Investment Management LLC (2011-2019).

Kristin Mariani 151 Detroit Street Denver, CO 80206 DOB: 1966	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	7/20-Present	Chief Compliance Officer for Janus Capital Management LLC (since September 2017), Global Head of Investment Management Compliance for Janus Henderson Investors (since 2019). Formerly, Vice President, Head of Global Distribution Compliance and Chief Compliance Officer of Janus Distributors LLC (May 2017 – September 2017), Vice President, Compliance at Janus Capital Group Inc., Janus Capital Management LLC, and Janus Distributors LLC (2009-2017).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Vice President, Chief Financial Officer, Treasurer, and Principal Accounting Officer	2/16-Present	Head of U.S. Fund Administration, Janus Henderson Investors and Janus Services, LLC.

Byron D. Hittle 151 Detroit Street Denver, CO 80206 DOB: 1974	Vice President, Secretary and Chief Legal Officer	7/18-Present	Managing Counsel of Janus Henderson Investors (2017-present). Formerly, Assistant Vice President and Senior Legal Counsel, Janus Capital Management LLC (2012-2016).

30 ½ OCTOBER 31, 2020

Janus Henderson Small/Mid Cap Growth Alpha ETF

Notes

Janus Detroit Street Trust ½ 31

Janus Henderson Small/Mid Cap Growth Alpha ETF

Notes

32 ½ OCTOBER 31, 2020

Janus Henderson Small/Mid Cap Growth Alpha ETF

Notes

Janus Detroit Street Trust ½ 33

Knowledge Shared

At Janus Henderson, we believe in the sharing of expert insight for better investment and business decisions. We call this ethos Knowledge Shared.

Learn more by visiting janushenderson.com.

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson and Knowledge Shared are trademarks of Janus Henderson Group plc or one of its subsidiaries. © Janus Henderson Group plc.

Janus Capital Management LLC is the investment adviser and ALPS Distributors, Inc. is the distributor. ALPS is not affiliated with Janus Henderson or any of its subsidiaries.

125-02-93062 12-20

ANNUAL REPORT

October 31, 2020

Janus Henderson Small Cap Growth Alpha ETF

Janus Detroit Street Trust

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from your broker-dealer or other financial intermediary (such as a bank). Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your broker-dealer or other financial intermediary.

You may elect to receive all future reports in paper free of charge by contacting your broker-dealer or other financial intermediary. Your election to receive reports in paper will apply to all Funds held in your account at your broker-dealer or other financial intermediary.

Janus Henderson Small Cap Growth Alpha ETF (unaudited)

INVESTMENT OBJECTIVE

Janus Henderson Small Cap Growth Alpha ETF seeks investment results that correspond generally, before fees and expenses, to the performance of its underlying index, the Janus Henderson Small Cap Growth Alpha Index. It pursues its investment objective by using a passive index-based approach, normally investing at least 80% of its net assets in securities that comprise its underlying index.

PERFORMANCE OVERVIEW

•

U.S. small-cap stocks ended the period with positive performance despite heightened volatility. Stocks delivered strong returns in the final two months of 2019, aided by a benign interest rate environment. These gains gave way to an unprecedented market sell-off in the first quarter of 2020, as the COVID-19 pandemic halted travel and disrupted supply chains. Efforts to contain the pandemic also led to a sharp economic contraction. The Federal Reserve responded aggressively to this crisis, cutting policy rates to zero. Congress also passed a $2 trillion economic stimulus package. Stocks regained ground in the second and third quarters, as easing lockdown orders led investors to focus on prospects for economic recovery. Data for the third quarter indicated improved spending and employment gains, even though rising COVID-19 infection rates in some states added to economic uncertainty late in the period. Small-cap growth stocks in the Russell 2000® Growth Index ended the 12-month period with solid gains, well outperforming the broader small-cap universe. Against this backdrop, health care and information technology were the top-performing sectors within the Russell 2000 Growth Index for the 12-month period ended October 31, 2020. The energy and real estate sectors lagged with negative performance.

•

During the period, the Janus Henderson Small Cap Growth Alpha ETF (JSML) returned 11.79% (based on NAV); its primary benchmark, the Janus Small Cap Growth Alpha Index, returned 12.21%, and its secondary benchmark, the Russell 2000 Growth Index, returned 13.37%.

•

JSML seeks investment results that correspond generally, before fees and expenses, to the performance of its primary benchmark. The strategy seeks to provide risk-adjusted outperformance by identifying top-tier small-cap companies with some of the strongest fundamentals that the advisor believes can deliver sustainable growth in a variety of market environments.

Janus Detroit Street Trust ½ 1

Janus Henderson Small Cap Growth Alpha ETF (unaudited)

Fund At A Glance

October 31, 2020

5 Largest Equity Holdings – (% of Net Assets)
Corcept Therapeutics, Inc.
Pharmaceuticals	3.7%
AMN Healthcare Services, Inc.
Health Care Providers & Services	3.7%
FormFactor, Inc.
Semiconductors & Semiconductor Equipment	3.3%
SPS Commerce, Inc.
Software	3.3%
Ubiquiti, Inc.
Communications Equipment	3.1%

17.1%

Sector Allocation – (% of Net Assets)

Consumer, Non-cyclical	39.6%
Technology	22.0%
Industrial	13.1%
Consumer, Cyclical	9.0%
Financial	8.3%
Communications	4.4%
Basic Materials	3.0%
Investments Purchased with Cash Collateral from Securities Lending	3.0%
Energy	0.6%

103.0%

Holdings are subject to change without notice.

2 ½ OCTOBER 31, 2020

Janus Henderson Small Cap Growth Alpha ETF (unaudited)

Performance

Average Annual Total Return for the periods ended October 31, 2020
	One Year	Since Inception*
Janus Henderson Small Cap Growth Alpha ETF – NAV	11.79%	15.66%
Janus Henderson Small Cap Growth Alpha ETF – Market Price	11.55%	15.56%
Janus Henderson Small Cap Growth Alpha Index	12.21%	16.03%
Russell 2000® Growth Index	13.37%	14.87%

*	The Fund commenced operations on February 23, 2016.

Total annual expense ratio as stated in the prospectus: 0.30%. See Financial Highlights for actual expense ratios during the reporting period.

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 or visit janushenderson.com/performance.

Shares of ETFs are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Market returns are based upon the midpoint of the bid/ask spread at 4:00 p.m. Eastern time (when NAV is normally determined for most ETFs), and do not represent the returns you would receive if you traded shares at other times. Ordinary brokerage commissions apply and will reduce returns.

Investing involves risk, including the possible loss of principal and fluctuation of value.

Performance depends on that of the underlying index.

See the prospectus for a more complete discussion of objectives, risks and expenses.

Returns include reinvestment of dividends and capital gains. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions, sales, or redemptions of Fund shares.

There is no assurance the stated objective(s) will be met.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

The index provider is Janus Henderson Indices LLC (“JH Indices”). JH Indices maintains the indices and calculates the index levels and performance shown or discussed but does not manage actual assets. JH Indices receives compensation in connection with licensing its indices to third parties including the provision of any related data. JH Indices does not receive compensation for licensing the index to Janus Capital Management LLC with respect to the Fund.

Janus Detroit Street Trust ½ 3

Janus Henderson Small Cap Growth Alpha ETF (unaudited)

Disclosure of Fund Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include creation and redemption fees or brokerage charges and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other ETFs. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to determine the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as creation and redemption fees, or brokerage charges. These fees are fully described in the Fund’s prospectus. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Actual			Hypothetical (5% return before expenses)
Beginning Account Value (5/1/20)	Ending Account Value (10/31/20)	Expenses Paid During Period (5/1/20 - 10/31/20)†	Beginning Account Value (5/1/20)	Ending Account Value (10/31/20)	Expenses Paid During Period (5/1/20 - 10/31/20)†	Net Annualized Expense Ratio (5/1/20 - 10/31/20)
$1,000.00	$1,215.10	$1.67	$1,000.00	$1,023.63	$1.53	0.30%

†	Expenses Paid During Period is equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

4 ½ OCTOBER 31, 2020

Janus Henderson Small Cap Growth Alpha ETF

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Janus Detroit Street Trust and Shareholders of Janus Henderson Small Cap Growth Alpha ETF

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Janus Henderson Small Cap Growth Alpha ETF (one of the funds constituting Janus Detroit Street Trust, referred to hereafter as the “Fund”) as of October 31, 2020, the related statement of operations for the year ended October 31, 2020, the statements of changes in net assets for each of the two years in the period ended October 31, 2020, including the related notes, and the financial highlights for each of the four years in the period ended October 31, 2020 and for the period February 23, 2016 (commencement of operations) through October 31, 2016 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2020 and the financial highlights for each of the four years in the period ended October 31, 2020 and for the period February 23, 2016 (commencement of operations) through October 31, 2016 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2020 by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinion.

Denver, Colorado

December 18, 2020

We have served as the auditor of one or more investment companies in Janus Henderson Funds since 1990.

Janus Detroit Street Trust ½ 5

Janus Henderson Small Cap Growth Alpha ETF

Schedule of Investments

October 31, 2020

	Shares/ Principal Amounts	Value
Common Stocks – 100.0%
Aerospace & Defense – 0.9%
Parsons Corp.*	15,720	$495,494
Air Freight & Logistics – 0.1%
Radiant Logistics, Inc.*	7,709	39,624
Airlines – 0.7%
Allegiant Travel Co.	2,534	341,482
Auto Components – 1.7%
Fox Factory Holding Corp.*	4,106	345,232
LCI Industries	2,492	273,273
Patrick Industries, Inc.	3,660	204,045
XPEL, Inc.*	2,736	67,798

		890,348
Automobiles – 0.3%
Winnebago Industries, Inc.	3,339	156,766
Beverages – 1.2%
MGP Ingredients, Inc.	2,408	101,184
National Beverage Corp.*,#	6,638	519,689

		620,873
Biotechnology – 2.4%
BioSpecifics Technologies Corp.*	7,486	659,517
Vanda Pharmaceuticals, Inc.*	55,711	595,550

		1,255,067
Building Products – 2.6%
American Woodmark Corp.*	2,651	218,999
Builders FirstSource, Inc.*	18,217	551,975
PGT Innovations, Inc.*	9,202	152,569
UFP Industries, Inc.	9,546	476,441

		1,399,984
Capital Markets – 0.6%
B Riley Financial, Inc.	742	19,470
Cohen & Steers, Inc.	1,391	78,327
Diamond Hill Investment Group, Inc.	93	12,736
Evercore, Inc. - Class A	1,182	94,016
Hamilton Lane, Inc. - Class A	954	66,494
PJT Partners, Inc. - Class A	700	47,362
Safeguard Scientifics, Inc.	605	3,521

		321,926
Chemicals – 3.7%
Chase Corp.	3,871	368,364
Ingevity Corp.*	16,923	928,734
Livent Corp.*	59,962	644,592

		1,941,690
Commercial Banks – 2.2%
Allegiance Bancshares, Inc.	595	16,838
Altabancorp	547	11,908
Ameris Bancorp	2,024	59,303
BancFirst Corp.	951	42,272
Business First Bancshares, Inc.	602	9,999
Byline Bancorp, Inc.	1,118	14,691
Cadence BanCorp	3,670	41,177
Cambridge Bancorp	202	12,542
Capital Bancorp, Inc.*	402	4,229
Capstar Financial Holdings, Inc.	639	6,639
CBTX, Inc.	727	13,740
Central Valley Community Bancorp	364	4,696
Civista Bancshares, Inc.	467	6,659

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

6 ½ OCTOBER 31, 2020

Janus Henderson Small Cap Growth Alpha ETF

Schedule of Investments

October 31, 2020

	Shares/ Principal Amounts	Value
Common Stocks – (continued)
Commercial Banks – (continued)
Coastal Financial Corp.*	347	$ 5,156
CrossFirst Bankshares, Inc.*	1,520	12,692
Eagle Bancorp, Inc.	938	28,065
Enterprise Bancorp, Inc.	347	7,846
Enterprise Financial Services Corp.	762	$22,182
Esquire Financial Holdings, Inc.*	223	3,477
Farmers National Banc Corp.	828	9,646
FB Financial Corp.	1,356	40,002
First Bancorp/Southern Pines	843	20,308
First Bancshares, Inc.	624	14,876
First Choice Bancorp	340	4,787
First Foundation, Inc.	1,299	19,316
FVCBankcorp, Inc.*	392	4,837
Guaranty Bancshares, Inc.	321	9,277
Independent Bank Corp.	959	54,941
Independent Bank Group, Inc.	1,253	64,630
Investar Holding Corp.	316	4,405
Level One Bancorp, Inc.	225	3,544
Mackinac Financial Corp.	307	3,049
MainStreet Bancshares, Inc.*	241	3,593
Metrocity Bankshares, Inc.	748	10,450
Metropolitan Bank Holding Corp.*	241	7,218
Midland States Bancorp, Inc.	660	9,834
MVB Financial Corp.	348	5,551
Nicolet Bankshares, Inc.*	303	18,695
Northeast Bank*	262	5,028
Pacific Premier Bancorp, Inc.	2,748	70,074
Parke Bancorp, Inc.	345	4,150
Peapack-Gladstone Financial Corp.	551	9,301
Peoples Bancorp, Inc.	580	13,108
Plumas Bancorp#	150	3,018
Preferred Bank	434	14,682
QCR Holdings, Inc.	460	14,274
RBB Bancorp	575	7,343
Red River Bancshares, Inc.	213	9,672
Seacoast Banking Corp. of Florida*	1,543	33,144
Simmons First National Corp. - Class A	3,176	53,960
Southern First Bancshares, Inc.*	225	6,039
Spirit of Texas Bancshares, Inc.	505	6,419
Sterling Bancorp	5,666	75,811
Stock Yards Bancorp, Inc.	661	25,263
Texas Capital Bancshares, Inc.*	1,469	66,105
TriCo Bancshares	873	25,256
TriState Capital Holdings, Inc.*	869	10,941
Triumph Bancorp, Inc.*	724	30,502
Unity Bancorp, Inc.	313	4,388
Veritex Holdings, Inc.	1,446	28,530

		1,150,078
Commercial Services & Supplies – 0.4%
McGrath RentCorp	3,759	214,564
Communications Equipment – 3.1%
Ubiquiti, Inc.	8,891	1,650,259
Construction & Engineering – 1.2%
Comfort Systems USA, Inc.	5,693	260,740
Construction Partners, Inc. - Class A *	5,287	107,749
Goldfield Corp.*	3,827	17,719
IES Holdings, Inc.*	3,285	104,857
NV5 Global, Inc.*	2,062	115,637

		606,702

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Detroit Street Trust ½ 7

Janus Henderson Small Cap Growth Alpha ETF

Schedule of Investments

October 31, 2020

	Shares/ Principal Amounts	Value
Common Stocks – (continued)
Consumer Finance – 0.4%
Curo Group Holdings Corp.	1,190	$ 8,913
Green Dot Corp. - Class A *	1,555	82,913
LendingTree, Inc.*,#	382	123,611

		215,437
Containers & Packaging – 0.2%
UFP Technologies, Inc.*	3,072	113,848
Diversified Consumer Services – 0.5%
Vivint Smart Home, Inc.*	18,411	286,291
Diversified Financial Services – 0.0%
Marlin Business Services Corp.	348	2,540
Electrical Equipment – 0.3%
Atkore International Group, Inc.*	7,375	152,589
Electronic Equipment & Instruments – 4.5%
Insight Enterprises, Inc.*	27,020	1,441,517
Napco Security Technologies, Inc.*	38,955	939,595

		2,381,112
Energy Equipment & Services – 0.0%
National Energy Services Reunited Corp.*	637	4,714
Solaris Oilfield Infrastructure, Inc. - Class A	214	1,269

		5,983
Entertainment – 0.3%
Akazoo S.A.*,¢	2,421	414
Sciplay Corp. - Class A *	1,954	26,086
World Wrestling Entertainment, Inc. – Class A	4,003	145,549

		172,049
Equity Real Estate Investment Trusts (REITs) – 2.8%
CareTrust, Inc.	18,225	311,648
Independence Realty Trust, Inc.	18,036	219,137
Jernigan Capital, Inc.	4,428	76,560
NexPoint Residential Trust, Inc.	4,625	204,980
Safehold, Inc.	9,729	669,550

		1,481,875
Food Products – 0.3%
Calavo Growers, Inc.	2,510	168,496
Health Care Equipment & Supplies – 4.7%
FONAR Corp.*	6,572	129,074
Inogen, Inc.*	22,493	657,020
iRadimed Corp.*	12,483	282,740
LeMaitre Vascular, Inc.	20,619	669,705
Tactile Systems Technology, Inc.*	19,789	723,882

		2,462,421
Health Care Providers & Services – 13.3%
AMN Healthcare Services, Inc.*	30,014	1,959,314
BioTelemetry, Inc.*	34,848	1,483,828
Castle Biosciences, Inc.*	20,064	931,571
Joint Corp*	14,282	267,645
National Research Corp.	25,730	1,332,814
US Physical Therapy, Inc.	13,092	1,038,588

		7,013,760
Hotels, Restaurants & Leisure – 0.6%
Dave & Buster’s Entertainment, Inc.#	4,702	80,687
Shake Shack, Inc. - Class A *	3,789	255,833

		336,520

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8 ½ OCTOBER 31, 2020

Janus Henderson Small Cap Growth Alpha ETF

Schedule of Investments

October 31, 2020

	Shares/ Principal Amounts	Value
Common Stocks – (continued)
Household Durables – 2.6%
Cavco Industries, Inc.*	909	$ 156,475
Century Communities, Inc.*	3,305	128,366
Installed Building Products, Inc.*	2,953	267,365
Legacy Housing Corp.*	2,398	32,637
LGI Homes, Inc.*	2,486	265,704
M.D.C. Holdings, Inc.	6,283	273,436
M/I Homes, Inc.*	2,828	115,722
Skyline Champion Corp.*	5,616	144,050

		1,383,755
Insurance – 0.8%
Investors Title Co.	55	7,344
Kinsale Capital Group, Inc.	658	123,355
National General Holdings Corp.	3,304	112,237
NI Holdings, Inc.*	625	10,444
Palomar Holdings, Inc.*	742	66,164
Selectquote, Inc.*	4,714	81,175

		400,719
Interactive Media & Services – 0.4%
ANGI Homeservices, Inc. - Class A*	6,357	67,384
Cargurus, Inc.*	7,973	158,902

		226,286
Internet & Catalog Retail – 0.5%
1-800-Flowers.com, Inc. – Class A*	3,542	70,238
Stitch Fix, Inc. - Class A*,#	5,650	194,529

		264,767
IT Services – 1.4%
GreenSky, Inc. - Class A*	159,599	754,903
Leisure Equipment & Products – 0.8%
Callaway Golf Co.	9,332	144,553
Johnson Outdoors, Inc. - Class A	878	76,676
Malibu Boats, Inc. - Class A*	2,041	103,744
Marine Products Corp.	3,366	53,385
MasterCraft Boat Holdings, Inc.*	1,870	38,559

		416,917
Life Sciences Tools & Services – 2.6%
Medpace Holdings, Inc.*	12,450	1,381,203
Machinery – 1.9%
Albany International Corp. - Class A	4,794	244,206
Blue Bird Corp.*	4,221	48,710
Kadant, Inc.	1,794	206,525
Proto Labs, Inc.*	4,167	492,040

		991,481
Media – 0.1%
AMC Networks, Inc. – Class A*,#	3,477	73,886
Metals & Mining – 0.6%
Warrior Met Coal, Inc.	20,985	314,775
Mortgate Real Estate Investment Trusts (REITs) – 0.1%
Broadmark Realty Capital, Inc.	3,853	38,414
Granite Point Mortgage Trust, Inc.	1,608	10,838
TPG RE Finance Trust, Inc.	2,236	17,486

		66,738
Oil, Gas & Consumable Fuels – 0.0%
Evolution Petroleum Corp.	240	530
Renewable Energy Group, Inc.*	286	16,131

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Detroit Street Trust ½ 9

Janus Henderson Small Cap Growth Alpha ETF

Schedule of Investments

October 31, 2020

	Shares/ Principal Amounts	Value
Common Stocks – (continued)
Oil, Gas & Consumable Fuels – (continued)
Viper Energy Partners LP	494	$ 3,463

		20,124
Personal Products – 0.6%
BellRing Brands, Inc. - Class A*	5,613	102,662

Medifast, Inc.	1,675	235,321
		337,983
Pharmaceuticals – 7.7%
Corcept Therapeutics, Inc.*	117,799	1,976,667
Innoviva, Inc.*	103,358	1,117,300
Supernus Pharmaceuticals, Inc.*	53,685	985,657

		4,079,624
Professional Services – 3.4%
ASGN, Inc.*	8,193	546,309
Barrett Business Services, Inc.	1,191	70,567
BG Staffing, Inc.	1,608	12,816
Insperity, Inc.	6,094	466,678
TriNet Group, Inc.*	10,503	723,867

		1,820,237
Real Estate Management & Development – 0.4%
Newmark Group, Inc. - Class A	30,072	142,391
RMR Group, Inc. - Class A	2,915	77,714

		220,105
Road & Rail – 1.5%
Marten Transport, Ltd.	12,901	197,966
Saia, Inc.*	4,080	602,453

		800,419
Semiconductors & Semiconductor Equipment – 5.7%
ACM Research, Inc. - Class A*	18,195	1,280,382
FormFactor, Inc.*	61,843	1,753,249

		3,033,631
Software – 16.9%
Alarm.com Holdings, Inc.*	26,990	1,574,327
Appfolio, Inc. - Class A*	9,617	1,373,981
Bill.com Holdings, Inc.*	16,326	1,632,600
Ebix, Inc.#	65,634	1,185,350
Intelligent Systems Corp.*	18,949	718,546
ShotSpotter, Inc.*	24,251	710,797
SPS Commerce, Inc.*	20,230	1,731,485

		8,927,086
Specialty Retail – 0.3%
Boot Barn Holdings, Inc.*	2,859	91,545
MarineMax, Inc.*	2,143	64,247

		155,792
Textiles, Apparel & Luxury Goods – 0.9%
Columbia Sportswear Co.	6,555	488,938
Thrifts & Mortgage Finance – 0.7%
Axos Financial, Inc.*	1,733	47,242
Bridgewater Bancshares, Inc.*	839	9,321
FS Bancorp, Inc.	123	5,696
Greene County Bancorp, Inc.	248	5,592
Merchants Bancorp	837	18,063
Meta Financial Group, Inc.	1,008	29,575
NMI Holdings, Inc. - Class A*	2,470	53,080
OP Bancorp	442	2,842

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10 ½ OCTOBER 31, 2020

Janus Henderson Small Cap Growth Alpha ETF

Schedule of Investments

October 31, 2020

	Shares/ Principal Amounts	Value
Common Stocks – (continued)
Thrifts & Mortgage Finance – (continued)
PennyMac Financial Services, Inc.	2,109	$ 107,179
Pioneer Bancorp, Inc.*	757	7,161
Sterling Bancorp, Inc.	1,455	5,136
Timberland Bancorp, Inc.	242	4,610
Walker & Dunlop, Inc.	905	56,907

		352,404
Trading Companies & Distributors – 1.1%
BMC Stock Holdings, Inc.*	10,469	414,468
GMS, Inc.*	6,670	150,742
Willis Lease Finance Corp.*	932	19,768

		584,978
Total Common Stocks (cost $48,920,076)		52,974,529
Investments Purchased with Cash Collateral from Securities Lending – 3.0%
Investment Companies – 2.4%
Janus Henderson Cash Collateral Fund LLC, 0.0304%ºº,£	1,270,759	1,270,759
Time Deposits – 0.6%
Canadian Imperial Bank of Commerce, 0.0800%, 11/2/20	$317,690	317,690
Total Investments Purchased with Cash Collateral from Securities Lending (cost $1,588,449)		1,588,449
Total Investments (total cost $50,508,525) – 103.0%		54,562,978
Liabilities, net of Cash, Receivables and Other Assets – (3.0%)		(1,605,397)
Net Assets – 100%		$52,957,581

Summary of Investments by Country – (Long Positions) (unaudited)

Country	Value	% of Investment Securities
United States	$54,244,874	99.4%
Canada	317,690	0.6
United Kingdom	414	0.0
Total	$54,562,978	100.0%

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at 10/31/20
Investments Purchased with Cash Collateral from Securities Lending – 3.0%
Investment Companies – 2.4%
Janus Henderson Cash Collateral Fund LLC, 0.0304%ºº	$16,804Δ	$ —	$ —	$1,270,759

	Market Value at 10/31/19	Purchases	Sales	Market Value at 10/31/20
Investments Purchased with Cash Collateral from Securities Lending — 3.0%
Investment Companies — 2.4%
Janus Henderson Cash Collateral Fund LLC, 0.0304%ºº	$1,077,311	$23,309,183	$(23,115,735)	$1,270,759

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Detroit Street Trust ½ 11

Janus Henderson Small Cap Growth Alpha ETF

Notes to Schedule of Investments and Other Information

October 31, 2020

Janus Henderson Small Cap Growth Alpha Index	Janus Henderson Small Cap Growth Alpha Index is designed to systematically identify small-capitalization stocks that are poised for sustainable growth (Smart Growth®) by evaluating each company’s performance in three critical areas: growth, profitability, and capital efficiency. A proprietary methodology is used to score stocks based on a wide range of fundamental measures and select the top 10% (“top-tier”) of such eligible stocks. Stocks are market cap-weighted within sectors with a 3% maximum position size; sectors are weighted to align with the Janus Henderson Venture Fund.

Russell 2000® Growth Index	Russell 2000® Growth Index reflects the performance of U.S. small-cap equities with higher price-to-book ratios and higher forecasted growth values.

LLC	Limited Liability Company

*	Non-income producing security.

¢	Security is valued using significant unobservable inputs.

#	Loaned security; a portion of the security is on loan at October 31, 2020.

ºº	Rate shown is the 7-day yield as of October 31, 2020.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

Δ	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of October 31, 2020. See Notes to Financial Statements for more information.

Valuation Inputs Summary

	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs

Assets

Investments in Securities:

Common Stocks

Entertainment	$171,635	$—	$414

All Other	52,802,480	—	—

Investments Purchased with Cash Collateral from Securities Lending	—	1,588,449	—

Total Assets	$52,974,115	$1,588,449	$414

12 ½ OCTOBER 31, 2020

Janus Henderson Small Cap Growth Alpha ETF

Statement of Assets and Liabilities

October 31, 2020

Assets:
Unaffiliated investments, at value(1)(2)	$53,292,219
Affiliated investments, at value(3)	1,270,759
Receivables:
Dividends	5,936
Affiliated securities lending income, net	1,386
Total Assets	54,570,300
Liabilities:
Collateral on securities loaned (Note 2)	1,588,449
Payables:
Due to custodian	9,829
Management fees	14,441
Total Liabilities	1,612,719
Net Assets	$52,957,581
Net Assets Consists of:
Capital (par value and paid-in surplus)	$57,485,770
Total distributable earnings (loss)	(4,528,189)
Total Net Assets	$52,957,581
Net Assets	$52,957,581
Shares outstanding, $0.001 Par Value (unlimited shares authorized)	1,102,000
Net Asset Value Per Share	$48.06

(1)	Includes cost of $49,237,766.
(2)	Includes $1,556,654 of securities on loan. See Note 2 in Notes to Financial Statements.
(3)	Includes cost of $1,270,759.

See Notes to Financial Statements.

Janus Detroit Street Trust ½ 13

Janus Henderson Small Cap Growth Alpha ETF

Statement of Operations

For the year ended October 31, 2020

Investment Income:
Dividends	$236,208
Affiliated securities lending income, net	16,804
Unaffiliated securities lending income, net	158
Total Investment Income	253,170
Expenses:
Management Fees	148,016
Total Expenses	148,016
Net Investment Income/(Loss)	105,154
Net Realized Gain/(Loss) on Investments:
Investments	$1,153,996
Total Net Realized Gain/(Loss) on Investments	$1,153,996
Change in Unrealized Net Appreciation/Depreciation:
Investments	$3,334,623
Total Change in Unrealized Net Appreciation/Depreciation	$3,334,623
Net Increase/(Decrease) in Net Assets Resulting from Operations	$4,593,773

See Notes to Financial Statements.

14 ½ OCTOBER 31, 2020

Janus Henderson Small Cap Growth Alpha ETF

Statements of Changes in Net Assets

	Year Ended October 31, 2020	Year Ended October 31, 2019
Operations:
Net investment income/(loss)	$105,154	$147,242
Net realized gain/(loss) on investments	1,153,996	(2,288,082)
Change in unrealized net appreciation/depreciation	3,334,623	4,666,088
Net Increase/(Decrease) in Net Assets Resulting from Operations	4,593,773	2,525,248
Dividends and Distributions to Shareholders:
Dividends and Distributions	(106,543)	(138,475)
Net Decrease from Dividends and Distributions to Shareholders	(106,543)	(138,475)
Capital Share Transactions	13,907,055	6,360,953
Net Increase/(Decrease) in Net Assets	18,394,285	8,747,726
Net Assets:
Beginning of year	34,563,296	25,815,570
End of year	$52,957,581	$34,563,296

See Notes to Financial Statements.

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Janus Henderson Small Cap Growth Alpha ETF

Financial Highlights

For a share outstanding during each year or period ended October 31	2020	2019	2018	2017	2016(1)
Net Asset Value, Beginning of Period	$43.10	$39.59	$36.05	$28.17	$24.83
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.10	0.20	0.20	0.13	0.26
Net realized and unrealized gain/(loss)	4.97	3.51	3.57	7.97	3.10
Total from Investment Operations	5.07	3.71	3.77	8.10	3.36
Less Dividends and Distributions:
Dividends (from net investment income)	(0.11)	(0.20)	(0.23)	(0.22)	(0.02)
Total Dividends and Distributions	(0.11)	(0.20)	(0.23)	(0.22)	(0.02)
Net Asset Value, End of Period	$48.06	$43.10	$39.59	$36.05	$28.17
Total Return*	11.79%	9.43%	10.49%(3)	28.86%	13.54%
Net assets, End of Period (in thousands)	$52,958	$34,563	$25,816	$9,083	$4,282
Average Net Assets for the Period (in thousands)	$45,900	$30,102	$17,444	$7,068	$3,247
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.32%	0.35%	0.50%	0.50%	0.50%
Ratio of Net Investment Income/(Loss)	0.23%	0.49%	0.50%	0.41%	1.37%
Portfolio Turnover Rate(4)	78%	104%	84%	117%	86%

*	Total return not annualized for periods of less than one full year.
**	Annualized for periods of less than one full year.
(1)	Period from February 23, 2016 (commencement of operations) through October 31, 2016.
(2)	Per share amounts are calculated based on average shares outstanding during the year or period.
(3)	The return includes adjustments in accordance with generally accepted accounting principles required at period end date.
(4)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creation or redemptions.

See Notes to Financial Statements.

16 ½ OCTOBER 31, 2020

Janus Henderson Small Cap Growth Alpha ETF

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Janus Henderson Small Cap Growth Alpha ETF (the “Fund”) is a series fund. The Fund is part of Janus Detroit Street Trust (the “Trust”), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. As of the date of this report, the Trust offers six Funds each of which represent shares of beneficial interest in a separate portfolio of securities and other assets with its own objective and policies. The Fund seeks investment results that correspond generally, before fees and expenses, to the performance of its underlying index, the Janus Henderson Small Cap Growth Alpha Index (the “Underlying Index”). The Fund is classified as diversified, as defined in the 1940 Act.

Unlike shares of traditional mutual funds, shares of the Fund are not individually redeemable and may only be purchased or redeemed directly from the Fund at net asset value (“NAV”) in large increments called “Creation Units” by certain participants, known as “Authorized Participants.” The Fund will issue or redeem Creation Units in exchange for portfolio securities and/or cash. Except when aggregated in Creation Units, Fund shares are not redeemable securities of the Fund. Shares of the Fund are listed and trade on The NASDAQ Stock Market LLC (“NASDAQ”) and individual investors can purchase or sell shares in much smaller increments and for cash in the secondary market through a broker. These transactions, which do not involve the Fund, are made at market prices that may vary throughout the day and differ from the Fund’s NAV. As a result, you may pay more than NAV (a premium) when you purchase shares and receive less than NAV (a discount) when you sell shares, in the secondary market.

An Authorized Participant (or other broker-dealers making markets in shares of the Fund) may hold of record more than 25% of the outstanding shares of the Fund. From time to time, Authorized Participants (or other broker-dealers making markets in shares of the Fund) may be a beneficial and/or legal owner of the Fund, may be affiliated with an index provider, may be deemed to have control of the Fund and/or may be able to affect the outcome of matters presented for a vote of the shareholders of the Fund. Authorized Participants (or other broker-dealers making markets in shares of the Fund) may execute an irrevocable proxy granting the Distributor, Janus Capital Management LLC (“Janus Capital” or “Janus”) or an affiliate of Janus Capital power to vote or abstain from voting such Authorized Participant’s beneficially or legally owned shares of the Fund. In such cases, the agent shall mirror vote (or abstain from voting) such shares in the same proportion as all other beneficial owners of the Fund.

The following accounting policies have been followed by the Fund and are in conformity with United States of America generally accepted accounting principles (“US GAAP”).

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities, including shares of exchange-traded funds, traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available, or are deemed by Janus Capital to be unreliable, are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to

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Janus Henderson Small Cap Growth Alpha ETF

Notes to Financial Statements

“odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; and certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of October 31, 2020 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded daily on an accrual basis and includes amortization of premiums and accretion of discounts. The Fund classifies gains and losses on prepayments received as an adjustment to interest income. Debt securities may be placed in non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivables when collection of all or a portion of interest has become doubtful. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Estimates

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

18 ½ OCTOBER 31, 2020

Janus Henderson Small Cap Growth Alpha ETF

Notes to Financial Statements

Dividends and Distributions

The Fund generally declares and distributes dividends of net investment income quarterly. Net realized capital gains (if any) are distributed annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the NAV. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or a Fund’s total return but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Fund’s equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Other Investments and Strategies

Additional Investment Risk

In the aftermath of the 2007-2008 financial crisis, the financial sector experienced reduced liquidity in credit and other fixed-income markets, and an unusually high degree of volatility, both domestically and internationally. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took a number of unprecedented steps designed to support the financial markets. For example, the enactment of the Dodd-Frank Act in 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, over-the-counter derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. More recently, in response to the COVID-19 pandemic, the U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets, including reducing interest rates to record low levels. The withdrawal of this support, a failure of measures put in place in response to such economic uncertainty, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation.

Widespread disease, including pandemics and epidemics, and natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis and weather-related phenomena generally, have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a Fund’s investments. Economies and financial markets throughout the world have become increasingly interconnected, which increases the likelihood that events or conditions in one region or country will adversely affect markets or issuers in other regions or countries, including the United States. These disruptions could prevent a Fund from executing advantageous investment decisions in a timely manner and negatively impact a Fund’s ability to achieve its investment objective(s). Any such event(s) could have a significant adverse impact on the value of a Fund. In addition, these disruptions could also impair the information technology and other operational systems upon which the Fund’s service providers, including Janus Capital, rely, and could otherwise disrupt the ability of employees of the Fund’s service providers to perform essential tasks on behalf of the Fund.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU have experienced extreme volatility

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Janus Henderson Small Cap Growth Alpha ETF

Notes to Financial Statements

and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (commonly known as “Brexit”). The United Kingdom formally left the EU on January 31, 2020 and entered into an eleven-month transition period, during which the United Kingdom will remain subject to EU laws and regulations. There is considerable uncertainty relating to the potential consequences of the United Kingdom’s exit and how negotiations for new trade agreements will be conducted or concluded.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the “Offsetting Assets and Liabilities” section of this Note for further details.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Offsetting Assets and Liabilities

The Fund presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

JPMorgan Chase Bank, National Association acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodial functions in accordance with the Non-Custodial Securities Lending Agreement. For financial reporting purposes, the Fund does not offset financial instruments’ payables and receivables and related collateral on the Statement of Assets and Liabilities. Securities on loan will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the Securities and Exchange Commission (the “SEC”). See “Securities Lending” in the “Notes to Financial Statements” for additional information.

The following table presents gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see the Fund’s Schedule of Investments.

Offsetting of Financial Assets and Derivative Assets

Counterparty	Gross Amounts of Recognized Assets	Offsetting Asset or Liability(a)	Collateral Pledged(b)	Net Amount
JPMorgan Chase Bank NA	$1,556,654	$ —	$(1,556,654)	$ —

(a)

Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

20 ½ OCTOBER 31, 2020

Janus Henderson Small Cap Growth Alpha ETF

Notes to Financial Statements

Real Estate Investing

The Fund may invest in equity securities of real estate-related companies to the extent such securities are included in the Underlying Index. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Securities Lending

Under procedures adopted by the Trustees, the Fund may seek to earn additional income by lending securities to certain qualified broker-dealers and institutions. Effective March 5, 2020, JP Morgan Chase Bank, National Association replaced Deutsche Bank AG as securities lending agent for the Fund. JP Morgan Chase Bank, National Association acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodial functions in accordance with the Non-Custodial Securities Lending Agreement. The Fund may lend fund securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund. In certain circumstances individual loan transactions could yield negative returns.

Upon receipt of cash collateral, Janus Capital may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. Janus Capital currently intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Henderson Cash Collateral Fund LLC. An investment in Janus Henderson Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Fund to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Fund and Janus Henderson Cash Collateral Fund LLC, Janus Capital has an inherent conflict of interest as a result of its fiduciary duties to both the Fund and Janus Henderson Cash Collateral Fund LLC. Additionally, Janus Capital receives an investment advisory fee of 0.05% for managing Janus Henderson Cash Collateral Fund LLC and therefore may have an incentive to allocate collateral to the Janus Henderson Cash Collateral Fund LLC, rather than to other collateral management options for which Janus Capital does not receive compensation.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The cash collateral invested by Janus Capital is disclosed in the Schedule of Investments (if applicable). Income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the lending agent are included as “Affiliated securities lending income, net” on the Statement of Operations. As of October 31, 2020, securities lending transactions accounted for as secured borrowings with an overnight and continuous contractual maturity are $1,556,654 for equity securities. Gross amounts of recognized liabilities for securities lending (collateral received) as of October 31, 2020 is $1,588,449, resulting in the net amount due to the counterparty of $31,795.

3. Investment Advisory Agreements and Other Transactions with Affiliates

Under its unitary fee structure, the Fund pays Janus Capital a management fee in return for providing certain investment advisory, supervisory, and administrative services to the Fund, including the costs of transfer agency, custody, fund administration, legal, audit, and other services. Janus Capital’s fee structure is designed to pay substantially all of the Fund’s expenses. However, the Fund bears other expenses which are not covered under the management fee which may

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Janus Henderson Small Cap Growth Alpha ETF

Notes to Financial Statements

vary and affect the total level of expenses paid by shareholders, such as distribution fees (if any), brokerage expenses or commissions, interest, dividends, taxes, litigation expenses, acquired fund fees and expenses (if any), and extraordinary expenses. The Fund’s unitary management fee provides for reductions in the fee rate as the Fund’s assets grow. As of the date of this report, the Fund’s management fee was calculated daily and paid monthly according to the following schedule:

Daily Net Assets	Fee Rate
$0-$500 million Next $500 million Over $1 billion	0.30% 0.25% 0.20%

Prior to May 1, 2020, the Fund’s management fee was calculated daily and paid monthly according to the following schedule:

Daily Net Assets	Fee Rate
$0-$500 million Next $500 million Over $1 billion	0.35% 0.28% 0.20%

For the year ended October 31, 2020, the Fund’s contractual management fee rate (expressed as an annual rate) was 0.32% of the Fund’s average daily net assets.

State Street Bank and Trust Company (“State Street”) provides certain fund administration services to the Fund, including services related to the Fund’s accounting, including calculating the daily NAV, audit coordination, tax, and reporting obligations, pursuant to an agreement with Janus Capital, on behalf of the Fund. As compensation for such services, Janus Capital pays State Street a fee based on a percentage of the Fund’s assets, with a minimum flat fee, for certain services. Janus Capital serves as administrator to the Fund, providing oversight and coordination of the Fund’s service providers, recordkeeping and other administrative services. Janus Capital does not receive any additional compensation, beyond the unitary fee, for serving as administrator. State Street also serves as transfer agent for the shares of the Fund. Pursuant to agreements with Janus Capital on behalf of the Fund, State Street Global Markets, an affiliate of State Street, may execute portfolio transactions for the Fund, including but not limited to, transactions in connection with cash in lieu transactions.

The Fund’s Board of Trustees (“Board”) has approved a Distribution and Servicing Plan for shares of the Fund pursuant to Rule 12b-1 under the 1940 Act (the “Plan”). The Plan permits compensation in connection with the distribution and marketing of Fund shares and/or the provision of certain shareholder services. The Plan permits the Fund to pay ALPS Distributors, Inc. (the “Distributor”) or its designee, a fee for the sale and distribution and/or shareholder servicing of the shares at an annual rate of up to 0.25% of average daily net assets of the Fund. Under the terms of the Plan, the Fund would be authorized to make payments to the Distributor or its designee for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. The 12b-1 fee may only be imposed or increased when (i) the Trustees determine that it is in the best interests of shareholders to do so, and (ii) the imposition of or increase in the 12b-1 fee is first approved by the Fund’s shareholders. Because these fees are paid out of the Fund’s assets on an ongoing basis, to the extent that a fee is authorized by shareholders in the future, over time they will increase the cost of an investment in the Fund. The Plan fee may cost an investor more than other types of sales charges. At this time, Janus Capital does not intend to seek shareholder approval for implementation of the Plan.

As of October 31, 2020, Janus Capital owned 2,000 shares or 0.18% of the Fund.

The Fund is permitted to purchase or sell securities (“cross-trade”) between itself and other funds or accounts managed by Janus Capital in accordance with Rule 17a-7 under the Investment Company Act of 1940 (“Rule 17a-7”), when the transaction is consistent with the investment objectives and policies of the Fund and in accordance with the Internal Cross Trade Procedures adopted by the Trust’s Board of Trustees. These procedures have been designed to ensure that any cross-trade of securities by the Fund from or to another fund or account that is or could be considered an affiliate of the Fund under certain limited circumstances by virtue of having a common investment adviser, common Officer, or common Trustee complies with Rule 17a-7. Under these procedures, each cross-trade is effected at the current market

22 ½ OCTOBER 31, 2020

Janus Henderson Small Cap Growth Alpha ETF

Notes to Financial Statements

price to save costs where allowed. During the year ended October 31, 2020, the Fund engaged in cross trades amounting to $1,418,550 in purchases and $1,023,677 in sales, resulting in a net realized loss of $186,368. The net realized loss is included within the “Net Realized Gain/(Loss) on Investments” section of the Fund’s Statement of Operations.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the year ended October 31, 2020 can be found in a table located in the Schedule of Investments.

4. Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Fund must satisfy under the income tax regulations; (2) losses or deductions the Fund may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Late-Year Ordinary Loss	Post-October Capital Loss	Other Book to Tax Differences	Net tax Appreciation/ (Depreciation)
$—	$—	$(8,474,841)	$—	$—	$—	$3,946,652

Accumulated capital losses noted below represent net capital loss carryovers, as of October 31, 2020, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The following table shows these capital loss carryovers.

Capital Loss Carryover Schedule For the year ended October 31, 2020 No Expiration		Accumulated Capital Losses
Short-Term	Long-Term
$(6,852,077)	$(1,622,764)	$(8,474,841)

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of October 31, 2020 are noted below. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$50,616,326	$7,452,163	$(3,505,511)	$3,946,652

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from US GAAP. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, passive foreign investment companies, net investment losses, in-kind transactions and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.

Janus Detroit Street Trust ½ 23

Janus Henderson Small Cap Growth Alpha ETF

Notes to Financial Statements

For the year ended October 31, 2020:
Distributions
From Ordinary Income	From Long-Term Capital Gain	Tax Return of Capital	Net Investment Loss
$106,543	$—	$—	$—

For the year ended October 31, 2019:
Distributions
From Ordinary Income	From Long-Term Capital Gain	Tax Return of Capital	Net Investment Loss
$138,475	$—	$—	$—

Permanent book to tax basis differences may result in reclassifications between the components of net assets. These differences have no impact on the results of operations or net assets. The following reclassifications have been made to the Fund:

Increase/(Decrease) to Capital	Increase/(Decrease) to Undistributed Net Investment Income/Loss	Increase/(Decrease) to Undistributed Net realized Gain/Loss
$6,643,283	$1,389	$(6,644,672)

5. Capital Share Transactions

	Year ended October 31, 2020		Year ended October 31, 2019
	Shares	Amount	Shares	Amount
Shares sold	900,000	$40,563,154	200,000	$8,543,170
Shares repurchased	(600,000)	(26,656,099)	(50,000)	(2,182,217)
Net Increase/(Decrease)	300,000	$13,907,055	150,000	$6,360,953

6. Purchases and Sales of Investment Securities

For the year ended October 31, 2020, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$35,801,769	$35,645,186	$—	$—

For the year ended October 31, 2020, the cost of in-kind purchases and proceeds from in-kind sales, were as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$40,510,603	$26,719,117	$—	$—

During the year ended October 31, 2020, the Fund had net realized gain/(loss) of $6,729,770 from in-kind redemptions. Gains on in-kind transactions are not considered taxable for federal income tax purposes.

7. Recent Accounting Pronouncements

The FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820) in August 2018. The new guidance removes, modifies and enhances the disclosures to Topic 820. For public entities, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. An entity is permitted, and Management has decided to early adopt the standard in these financial statements.

24 ½ OCTOBER 31, 2020

Janus Henderson Small Cap Growth Alpha ETF

Notes to Financial Statements

8. Subsequent Events

Management has evaluated whether any events or transactions occurred subsequent to October 31, 2020 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

Janus Detroit Street Trust ½ 25

Janus Henderson Small Cap Growth Alpha ETF

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters each fiscal year as an exhibit to Form N-PORT within 60 days of the end of such fiscal quarter. Historically, the Fund filed its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters each fiscal year on Form N-Q. The Fund’s Form N-PORT and Form N-Q filings: are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling Janus Henderson at 1-800-525-0020 (toll free).

Designation Requirements (unaudited)

For federal income tax purposes, the Fund designated the following for the year ended October 31, 2020.

Dividends Received Deduction Percentage	100%
Qualified Dividend Income Percentage	100%

Licensing Agreements

Janus Henderson Indices LLC (“JH Indices”) is the Index Provider for the Underlying Index. Janus Capital has entered into a license agreement with JH Indices to use the Underlying Index. JH Indices is affiliated with the Fund and Janus Capital. This affiliation may create potential conflicts for JH Indices as it may have an interest in the performance of the Fund, which could motivate it to alter the Underlying Index methodology for the Underlying Index. JH Indices has adopted procedures that it believes are reasonably designed to mitigate these and other potential conflicts.

JH Indices is the licensor of certain trademarks, service marks, and trade names. Neither JH Indices nor any of its affiliates make any representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the Underlying Index to track general market performance. The Underlying Index is determined, composed, and calculated by JH Indices without regard to Janus Capital or the Fund. JH Indices has no obligation to take the needs of Janus Capital or the owners of the Fund into consideration in determining, composing, or calculating the Underlying Index. JH Indices is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Fund to be issued or in the determination or calculation of the equation by which the Fund is to be converted into cash.

ALTHOUGH JH INDICES SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE UNDERLYING INDEX FROM SOURCES WHICH IT CONSIDERS RELIABLE, IT DOES NOT GUARANTEE THE QUALITY, ACCURACY AND/OR THE COMPLETENESS OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN AND SHALL HAVE NO LIABILITY FOR ERRORS OR OMISSIONS OF ANY KIND RELATED TO THE UNDERLYING INDEX OR DATA. JH INDICES MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY JANUS CAPITAL, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED TO JANUS CAPITAL FOR ANY OTHER USE. JH INDICES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL IT HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

Janus Capital does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein, and Janus Capital shall have no liability for any errors, omissions or interruptions therein. Janus Capital makes no warranty, express or implied, as to results to be obtained by the Fund, owners of the shares of the Fund or any other person or entity from the use of the Underlying Index or any data included therein. Janus Capital makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall Janus Capital have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) arising out of matters relating to the use of the Underlying Index even if notified of the possibility of such damages.

26 ½ OCTOBER 31, 2020

Janus Henderson Small Cap Growth Alpha ETF

Trustees and Officers (unaudited)

The following are the Trustees and officers of the Trust together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years). The Fund’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Fund’s Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75. The Trustees review the Fund’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Fund’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Clayton Street Trust. As of the date of this report, collectively, the two registered investment companies consist of 9 series or funds.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Clayton Street Trust. Certain officers of the Funds may also be officers and/or directors of Janus Capital. Except as otherwise disclosed, Fund officers receive no compensation from the Funds.

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee*	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees

Clifford J. Weber 151 Detroit Street Denver, CO 80206 DOB: 1963	Chairman Trustee	2/16-Present 2/16-Present	Owner, Financial Products Consulting Group LLC (consulting services to financial institutions) (since 2015). Formerly, Executive Vice President of Global Index and Exchange-Traded Products, NYSE Market, Inc., a subsidiary of Intercontinental Exchange (ETF/ETP listing exchange) (2013-2015).	9	Independent Trustee, Clough
Funds Trust (investment
company) (since 2015),
Chairman, Clough Funds Trust
(since 2017), Independent
Trustee, Clough Dividend and
Income Fund (closed-end fund)
(since 2017), Independent
Trustee, Clough Global
Opportunities Fund (closed-end
fund) (since 2017),
Independent Trustee, Clough
Global Equity Fund (closed-end
fund) (since 2017),
Independent Trustee, Elevation
ETF Trust (investment
company) (2016-2018),
Chairman, Elevation ETF Trust
(2016-2018), and Independent
Trustee, Global X Funds
(investment company)
(since 2018).

Janus Detroit Street Trust ½ 27

Janus Henderson Small Cap Growth Alpha ETF

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee*	Other Directorships Held by Trustee During the Past Five Years
Maureen T. Upton 151 Detroit Street Denver, CO 80206 DOB: 1965	Trustee	2/16-Present	Principal, Maureen Upton Ltd. (consulting services to developers of major infrastructure projects and investors) (since 2017). Formerly, Principal Consultant, SRK Consulting (U.S.), Inc. (consulting services to global mining, energy and water resource industries) (2015-2017) and Founder and Principal, Resource Initiatives LLC (sustainability consulting firm) (2006-2015).	9

Jeffrey B. Weeden 151 Detroit Street Denver, CO 80206 DOB: 1956	Trustee	2/16-Present	Senior Advisor, BayBoston Capital LP (investment fund in banks and bank holdings companies) (since 2015). Formerly, Management Advisor, BoxCast, Inc. (technology start-up company) (2014-2017).	9	Director, State Farm Bank (banking) (since 2014).
Interested Trustee

Richard C. Hoge** 151 Detroit Street Denver, CO 80206 DOB: 1966	Trustee	1/20-Present	Chief Operating Officer – Exchange Traded Products, Janus Henderson Investors (since 2014); Registered Representative, Janus Distributors LLC (broker dealer) (since 2014).	9	Director, Velocity Capital Long Short Volatility Fund (hedge fund) (2012-2016).

*	Each Trustee also serves as a trustee to the Clayton Street Trust, which is currently comprised of three portfolios.
**	Richard C. Hoge is an Interested Trustee because of his employment with Janus Henderson Investors.

28 ½ OCTOBER 31, 2020

Janus Henderson Small Cap Growth Alpha ETF

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Bruce L. Koepfgen 151 Detroit Street Denver, CO 80206 DOB: 1952	President and Chief Executive Officer	2/16-Present

Executive Vice President and Head of North America at Janus Henderson Investors (since 2017); President and Head of North America at Janus Capital Management LLC (since 2013 and 2017, respectively), President at Janus Capital Group Inc. (since 2013), President and Director at Janus International Holding LLC (since 2019 and 2011, respectively), President at Janus Holdings LLC (since 2019), President and Director at Janus Management Holdings Corporation (since 2017 and 2012, respectively), Executive Vice President and Head of North America at Janus Distributors LLC (since 2011 and 2019, respectively), Vice President and Director at Intech Investment Management LLC (since 2012) and Executive Vice President at Perkins Investment Management LLC (since 2011). Formerly, Executive Vice President at Janus Capital Group Inc., Janus International Holding LLC, Janus Management Holdings Corporation (2011-2019), and Director at Perkins Investment Management LLC (2011-2019).

Kristin Mariani 151 Detroit Street Denver, CO 80206 DOB: 1966	Vice President, Chief Compliance Officer, and Anti- Money Laundering Officer	7/20-Present	Chief Compliance Officer for Janus Capital Management LLC (since September 2017), Global Head of Investment Management Compliance for Janus Henderson Investors (since 2019). Formerly, Vice President, Head of Global Distribution Compliance and Chief Compliance Officer of Janus Distributors LLC (May 2017 – September 2017), Vice President, Compliance at Janus Capital Group Inc., Janus Capital Management LLC, and Janus Distributors LLC (2009-2017).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Vice President, Chief Financial Officer, Treasurer, and Principal Accounting Officer	2/16-Present	Head of U.S. Fund Administration, Janus Henderson Investors and Janus Services, LLC.

Byron D. Hittle 151 Detroit Street Denver, CO 80206 DOB: 1974	Vice President, Secretary and Chief Legal Officer	7/18-Present	Managing Counsel of Janus Henderson Investors (2017-present). Formerly, Assistant Vice President and Senior Legal Counsel, Janus Capital Management LLC (2012-2016).

Janus Detroit Street Trust ½ 29

Knowledge Shared

At Janus Henderson, we believe in the sharing of expert insight for better investment and business decisions. We call this ethos Knowledge Shared.

Learn more by visiting janushenderson.com.

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson and Knowledge Shared are trademarks of Janus Henderson Group plc or one of its subsidiaries. © Janus Henderson Group plc.

Janus Capital Management LLC is the investment adviser and ALPS Distributors, Inc. is the distributor. ALPS is not affiliated with Janus Henderson or any of its subsidiaries.

125-02-93061 12-20

ANNUAL REPORT

October 31, 2020

The Long-Term Care ETF

Janus Detroit Street Trust

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from your broker-dealer or other financial intermediary (such as a bank). Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your broker-dealer or other financial intermediary.

You may elect to receive all future reports in paper free of charge by contacting your broker-dealer or other financial intermediary. Your election to receive reports in paper will apply to all Funds held in your account at your broker-dealer or other financial intermediary.

The Long-Term Care ETF (unaudited)

INVESTMENT OBJECTIVE

The Long-Term Care ETF seeks investment results that correspond generally to the performance, before fees and expenses, of an index which is designed to track the performance of companies globally that are positioned to profit from providing long-term care to the aging population, including companies owning or operating senior living facilities, nursing services, specialty hospitals, and senior housing, biotech companies for age-related illnesses, and companies that sell products and services to such facilities.

PERFORMANCE OVERVIEW

•

Over the reporting period, global equity markets experienced volatile performance. Toward the end of 2019 performance largely was dominated by a market rotation from growth stocks to value stocks on improved sentiment that the global manufacturing slowdown was reversing. This abruptly came to a halt during the first quarter of 2020 with the emergence of the COVID-19 coronavirus pandemic and near-total shutdown of the global economy. Across the globe, governments and central banks employed tremendous amounts of monetary and fiscal stimulus to blunt the impact of government-imposed lockdowns on businesses and individuals. This provided relief, as financial markets rebounded strongly, with a broad-based rally across most major markets and notable outperformance in the U.S.

•

The underlying Solactive Long-Term Care Index underperformed the broader market as represented by the MSCI All Country World IndexSM. Within the Solactive Long-Term Care Index, health care REITs delivered the weakest absolute returns on a sub-industry basis, while health care services delivered the strongest absolute returns.

•

During the period, The Long-Term Care ETF (OLD) returned -17.62% (based on NAV); its primary benchmark, the Solactive Long-Term Care Index, returned -17.46%, and its secondary benchmark, the MSCI All Country World Index, returned 4.89%.

•

OLD seeks investment results that correspond generally, before fees and expenses, to the performance of its primary benchmark. It seeks exposure to companies globally that are positioned to profit from providing long-term care to the aging population. These include companies owning or operating senior living facilities, nursing services, specialty hospitals or senior housing, as well as biotech companies for age-related illnesses and companies that sell products and services to such facilities.

Janus Detroit Street Trust ½ 1

The Long-Term Care ETF (unaudited)

Fund At A Glance

October 31, 2020

5 Largest Equity Holdings – (% of Net Assets)
Welltower, Inc.
Equity Real Estate Investment Trusts (REITs)	17.1%
Ventas, Inc.
Equity Real Estate Investment Trusts (REITs)	11.2%
Healthpeak Properties, Inc.
Equity Real Estate Investment Trusts (REITs)	11.0%
Amedisys, Inc.
Health Care Providers & Services	6.3%
Omega Healthcare Investors, Inc.
Equity Real Estate Investment Trusts (REITs)	4.9%

50.5%

Sector Allocation – (% of Net Assets)
Financial	60.9%
Consumer, Non-cyclical	35.3%
Consumer, Cyclical	2.4%
Communications	2.2%
Investments Purchased with Cash Collateral from Securities Lending	0.6%
Investment Companies	0.1%

101.5%

Holdings are subject to change without notice.

2 ½ OCTOBER 31, 2020

The Long-Term Care ETF (unaudited)

Performance

Average Annual Total Return for the periods ended October 31, 2020
	One Year	Since Inception*
The Long-Term Care ETF – NAV	-17.62%	2.03%
The Long-Term Care ETF – Market Price	-18.18%	1.95%
Solactive Long-Term Care Index	-17.46%	2.44%
MSCI All Country World IndexSM	4.89%	9.03%

*	The Fund commenced operations on June 8, 2016.

Total annual expense ratio as stated in the prospectus: 0.30%. See Financial Highlights for actual expense ratios during the reporting period.

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 or visit janushenderson.com/performance.

Shares of ETFs are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Market returns are based upon the midpoint of the bid/ask spread at 4:00 p.m. Eastern time (when NAV is normally determined for most ETFs), and do not represent the returns you would receive if you traded shares at other times. Ordinary brokerage commissions apply and will reduce returns.

Investing involves risk, including the possible loss of principal and fluctuation of value.

Performance depends on that of the underlying index.

See the prospectus for a more complete discussion of objectives, risks and expenses.

Returns include reinvestment of dividends and capital gains. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions, sales, or redemptions of Fund shares.

There is no assurance the stated objective(s) will be met.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

Solactive Indices were created by and are maintained by, Solactive AG. For detailed information on how stocks are selected for inclusion in the Underlying Index, see solactive.com. Solactive is not affiliated with Janus Henderson or ALPS.

Janus Detroit Street Trust ½ 3

The Long-Term Care ETF (unaudited)

Disclosure of Fund Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include creation and redemption fees or brokerage charges and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other ETFs. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to determine the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as creation and redemption fees, or brokerage charges. These fees are fully described in the Fund’s prospectus. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Actual			Hypothetical (5% return before expenses)
Beginning Account Value (5/1/20)	Ending Account Value (10/31/20)	Expenses Paid During Period (5/1/20 - 10/31/20)†	Beginning Account Value (5/1/20)	Ending Account Value (10/31/20)	Expenses Paid During Period (5/1/20 - 10/31/20)†	Net Annualized Expense Ratio (5/1/20 - 10/31/20)
$1,000.00	$1,157.40	$1.63	$1,000.00	$1,023.63	$1.53	0.30%

†	Expenses Paid During Period is equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

4 ½ OCTOBER 31, 2020

The Long-Term Care ETF

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Janus Detroit Street Trust and Shareholders of The Long-Term Care ETF

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Long-Term Care ETF (one of the funds constituting Janus Detroit Street Trust, referred to hereafter as the “Fund”) as of October 31, 2020, the related statement of operations for the year ended October 31, 2020, the statements of changes in net assets for each of the two years in the period ended October 31, 2020, including the related notes, and the financial highlights for each of the four years in the period ended October 31, 2020 and for the period June 8, 2016 (commencement of operations) through October 31, 2016 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2020 and the financial highlights for each of the four years in the period ended October 31, 2020 and for the period June 8, 2016 (commencement of operations) through October 31, 2016 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Denver, Colorado

December 18, 2020

We have served as the auditor of one or more investment companies in Janus Henderson Funds since 1990.

Janus Detroit Street Trust ½ 5

The Long-Term Care ETF

Schedule of Investments

October 31, 2020

	Shares/ Principal Amounts	Value
Common Stocks – 100.8%
Commercial Services & Supplies – 1.8%
Healthcare Services Group, Inc.	17,990	$411,611
Equity Real Estate Investment Trusts (REITs) – 59.3%
Aedifica SA	8,015	806,654
Care Property Invest NV	5,860	177,476
CareTrust, Inc.	22,893	391,470
Diversified Healthcare Trust	57,089	165,273
Healthpeak Properties, Inc.	91,545	2,468,969
Ingenia Communities Group	66,417	215,017
LTC Properties, Inc.	9,358	308,908
National Health Investors, Inc.	10,326	578,772
New Senior Investment Group, Inc.	18,632	72,851
Omega Healthcare Investors, Inc.	38,492	1,108,954
Sabra Health Care, Inc.	49,271	648,406
Ventas, Inc.	63,287	2,497,938
Welltower, Inc.	71,001	3,817,724

		13,258,412
Health Care Providers & Services – 36.9%
Addus HomeCare Corp.*	3,646	355,740
Ambea AB(144A)*	18,633	104,876
Amedisys, Inc.*	5,416	1,402,744
Arvida Group, Ltd.	113,904	131,739
Attendo AB(144A)*	24,097	110,453
Brookdale Senior Living, Inc.*	43,579	128,122
Charm Care Corp. KK	4,000	42,701
Chartwell Retirement Residences	50,735	363,765
Elan Corp.	3,600	81,064
Ensign Group, Inc.	12,310	724,320
Estia Health, Ltd.	46,942	43,843
Extendicare, Inc.#	17,287	66,122
Five Star Senior Living, Inc.*	4,363	19,939
Genesis Healthcare, Inc.*	18,267	7,858
Japara Healthcare, Ltd.	63,393	17,139
Korian SA*	12,416	349,710
LHC Group, Inc.*	4,677	1,012,804
Mediterranean Towers, Ltd.*	19,451	41,225
Metlifecare, Ltd. *	50,556	200,475
National HealthCare Corp.	2,980	188,634
NichiiGakkan Co., Ltd.	1,200	19,112
Oceania Healthcare, Ltd.	92,930	82,914
Orpea*	9,771	975,871
Pennant Group, Inc.*	6,112	254,626
Regis Healthcare, Ltd.	30,271	21,896
Ryman Healthcare, Ltd.	92,232	853,386
Sienna Senior Living, Inc.#	16,077	139,989
St-Care Holding Corp.	2,700	16,865
Summerset Group Holdings, Ltd.	54,622	375,437
Tsukui Holdings Corp.	12,100	60,187
Viemed Healthcare, Inc.*	8,390	67,266

		8,260,822
Professional Services – 2.2%
SMS Co., Ltd.	16,400	481,615
Real Estate Management & Development – 0.6%
Lifestyle Communities, Ltd.	18,444	131,855
Total Common Stocks (cost $27,527,266)		22,544,315

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

6 ½ OCTOBER 31, 2020

The Long-Term Care ETF

Schedule of Investments

October 31, 2020

	Shares/ Principal Amounts	Value
Investment Companies – 0.1%
Money Markets – 0.1%
State Street Institutional U.S. Government Money Market Fund, 0.0264% ºº (Cost $15,263)	15,263	$15,263
Investments Purchased with Cash Collateral from Securities Lending – 0.6%
Investment Companies – 0.5
Janus Henderson Cash Collateral Fund LLC, 0.0304% ºº,£	115,844	115,844
Time Deposits – 0.1%
Canadian Imperial Bank of Commerce, 0.0800% , 11/2/2020	$28,961	28,961
Total Investments Purchased with Cash Collateral from Securities Lending (cost $144,805)		144,805
Total Investments (total cost $27,687,334) – 101.5%		22,704,383
Liabilities, net of Cash, Receivables and Other Assets – (1.5%)		(327,243)
Net Assets – 100%		$22,377,140

Summary of Investments by Country – (Long Positions) (unaudited)

Country	Value	% of Investment Securities
United States	$16,764,036	73.8%
New Zealand	1,643,951	7.3
France	1,325,581	5.8
Belgium	984,130	4.3
Japan	701,544	3.1
Canada	598,837	2.6
Australia	429,750	1.9
Sweden	215,329	1.0
Israel	41,225	0.2
Total	$22,704,383	100.0%

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at 10/31/20
Investments Purchased with Cash Collateral from Securities Lending – 0.6%
Investment Companies – 0.5%
Janus Henderson Cash Collateral Fund LLC, 0.0304%¥	$625Δ	$ —	$ —	$115,844

	Market Value at 10/31/19	Purchases	Sales	Market Value at 10/31/20
Investments Purchased with Cash Collateral from Securities Lending – 0.6%
Investment Companies – 0.5%
Janus Henderson Cash Collateral Fund LLC, 0.0304%¥	$ —	$282,290	$(166,446)	$115,844

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Detroit Street Trust ½ 7

The Long-Term Care ETF

Notes to Schedule of Investments and Other Information

October 31, 2020

Solactive Long-Term Care Index	Solactive Long-Term Care Index is designed to track the performance of companies globally that are positioned to profit from providing long-term care to the aging population, including: companies owning or operating senior living facilities, nursing services, specialty hospitals, and senior housing, biotech companies for age-related illnesses and companies that sell products and services to such facilities.

MSCI All Country World IndexSM	MSCI All Country World IndexSM reflects the equity market performance of global developed and emerging markets.

LLC	Limited Liability Company

*	Non-income producing security.

#	Loaned security; a portion of the security is on loan at October 31, 2020.

ºº	Rate shown is the 7-day yield as of October 31, 2020.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

Δ	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1993 Act. Unless otherwise noted, these securities have been determined to be liquid in accordance with the requirements of Rule 22e-4, under the 1940 Act. The total value of 144A securities as of the year ended October 31, 2020 is $215,329 which represents 1.0% of net assets.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of October 31, 2020. See Notes to Financial Statements for more information.

Valuation Inputs Summary

	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs

Assets

Investments in Securities:

Common Stocks

Health Care Providers & Services	$8,060,347	$200,475	$—

All Other	14,283,493	—	—

Investment Companies	15,263	—	—

Investments Purchased with Cash Collateral from Securities Lending	—	144,805	—

Total Assets	$22,359,103	$345,280	$—

8 ½ OCTOBER 31, 2020

The Long-Term Care ETF

Statement of Assets and Liabilities

October 31, 2020

Assets:
Unaffiliated investments, at value(1)(2)	$22,588,539
Affiliated investments, at value(3)	115,844
Receivables:
Investments sold	391,316
Dividends	51,041
Affiliated securities lending income, net	198
Total Assets	23,146,938
Liabilities:
Collateral on securities loaned (Note 2)	144,805
Due to custodian, foreign cash(4)	125,291
Payables:
Investments purchased	493,604
Management fees	6,098
Total Liabilities	769,798
Net Assets	$22,377,140
Net Assets Consists of:
Capital (par value and paid-in surplus)	$28,162,864
Total distributable earnings (loss)	(5,785,724)
Total Net Assets	$22,377,140
Net Assets	$22,377,140
Shares outstanding, $0.001 Par Value (unlimited shares authorized)	900,001
Net Asset Value Per Share	$24.86

(1)	Includes cost of $27,571,490.
(2)	Includes $137,658 of securities on loan. See Note 2 in Notes to Financial Statements.
(3)	Includes cost of $115,844.
(4)	Includes cost of $(127,174).

See Notes to Financial Statements.

Janus Detroit Street Trust ½ 9

The Long-Term Care ETF

Statement of Operations

For the year ended October 31, 2020

Investment Income:
Dividends	$688,791
Affiliated securities lending income, net	625
Unaffiliated securities lending income, net	4
Foreign tax withheld	(19,258)
Total Investment Income	670,162
Expenses:
Management Fees	87,003
Total Expenses	87,003
Net Investment Income/(Loss)	583,159
Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	$299,931
Total Net Realized Gain/(Loss) on Investments	$299,931
Change in Unrealized Net Appreciation/Depreciation:
Investments and foreign currency translations	$(8,179,890)
Total Change in Unrealized Net Appreciation/Depreciation	$(8,179,890)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$(7,296,800)

See Notes to Financial Statements.

10 ½ OCTOBER 31, 2020

The Long-Term Care ETF

Statements of Changes in Net Assets

	Year Ended October 31, 2020	Year Ended October 31, 2019
Operations:
Net investment income/(loss)	$583,159	$447,240
Net realized gain/(loss) on investments	299,931	(9,964)
Change in unrealized net appreciation/depreciation	(8,179,890)	3,106,282
Net Increase/(Decrease) in Net Assets Resulting from Operations	(7,296,800)	3,543,558
Dividends and Distributions to Shareholders:
Dividends and Distributions	(652,903)	(365,277)
Net Decrease from Dividends and Distributions to Shareholders	(652,903)	(365,277)
Capital Share Transactions	(6,768,859)	26,169,284
Net Increase/(Decrease) in Net Assets	(14,718,562)	29,347,565
Net Assets:
Beginning of year	37,095,702	7,748,137
End of year	$22,377,140	$37,095,702

See Notes to Financial Statements.

Janus Detroit Street Trust ½ 11

The Long-Term Care ETF

Financial Highlights

For a share outstanding during each year or period ended October 31	2020	2019	2018	2017	2016(1)
Net Asset Value, Beginning of Period	$30.91	$25.83	$24.36	$24.49	$25.38
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.58	0.73	0.56	0.66	0.21
Net realized and unrealized gain/(loss)	(6.01)	4.94	1.46	(0.01)	(0.84)
Total from Investment Operations	(5.43)	5.67	2.02	0.65	(0.63)
	Less Dividends and Distributions:
Dividends (from net investment income)	(0.62)	(0.59)	(0.55)	(0.72)	(0.21)
Return of Capital	—	—	—	(0.06)	(0.05)
Total Dividends and Distributions	(0.62)	(0.59)	(0.55)	(0.78)	(0.26)
Net Asset Value, End of Period	$24.86	$30.91	$25.83	$24.36	$24.49
Total Return*	(17.62)%	22.24%	8.44%	2.66%	(2.56)%
Net assets, End of Period (in thousands)	$22,377	$37,096	$7,748	$9,744	$4,898
Average Net Assets for the Period (in thousands)	$26,393	$17,484	$9,702	$7,044	$2,627
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.33%	0.35%	0.50%	0.50%	0.50%
Ratio of Net Investment Income/(Loss)	2.21%	2.56%	2.27%	2.63%	2.07%
Portfolio Turnover Rate(3)	18%	13%	38%	19%	5%

*	Total return not annualized for periods of less than one full year.
**	Annualized for periods of less than one full year.
(1)	Period from June 8, 2016 (commencement of operations) through October 31, 2016.
(2)	Per share amounts are calculated based on average shares outstanding during the year or period.
(3)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creation or redemptions.

See Notes to Financial Statements.

12 ½ OCTOBER 31, 2020

The Long-Term Care ETF

Notes to Financial Statements

1. Organization and Significant Accounting Policies

The Long-Term Care ETF (the “Fund”) is a series fund. The Fund is part of Janus Detroit Street Trust (the “Trust”), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. As of the date of this report, the Trust offers six Funds each of which represent shares of beneficial interest in a separate portfolio of securities and other assets with its own objective and policies. The Fund seeks investment results that correspond generally to the performance, before fees and expenses, of an index (Underlying Index) which is designed to track the performance of companies globally that are positioned to profit from providing long-term care to the aging population, including companies owning or operating senior living facilities, nursing services, specialty hospitals, and senior housing, biotech companies for age-related illnesses, and companies that sell products and services to such facilities. The Fund is classified as nondiversified, as defined in the 1940 Act.

Unlike shares of traditional mutual funds, shares of the Fund are not individually redeemable and may only be purchased or redeemed directly from the Fund at net asset value (“NAV”) in large increments called “Creation Units” by certain participants, known as “Authorized Participants.” The Fund will issue or redeem Creation Units in exchange for portfolio securities and/or cash. Except when aggregated in Creation Units, Fund shares are not redeemable securities of the Fund. Shares of the Fund are listed and trade on The NASDAQ Stock Market LLC (“NASDAQ”) and individual investors can purchase or sell shares in much smaller increments and for cash in the secondary market through a broker. These transactions, which do not involve the Fund, are made at market prices that may vary throughout the day and differ from the Fund’s NAV. As a result, you may pay more than NAV (a premium) when you purchase shares and receive less than NAV (a discount) when you sell shares, in the secondary market.

An Authorized Participant (or other broker-dealers making markets in shares of the Fund) may hold of record more than 25% of the outstanding shares of the Fund. From time to time, Authorized Participants (or other broker-dealers making markets in shares of the Fund) may be a beneficial and/or legal owner of the Fund, may be affiliated with an index provider, may be deemed to have control of the Fund and/or may be able to affect the outcome of matters presented for a vote of the shareholders of the Fund. Authorized Participants (or other broker-dealers making markets in shares of the Fund) may execute an irrevocable proxy granting the Distributor, Janus Capital Management LLC (“Janus Capital” or “Janus”) or an affiliate of Janus Capital power to vote or abstain from voting such Authorized Participant’s beneficially or legally owned shares of the Fund. In such cases, the agent shall mirror vote (or abstain from voting) such shares in the same proportion as all other beneficial owners of the Fund.

The following accounting policies have been followed by the Fund and are in conformity with United States of America generally accepted accounting principles (“US GAAP”).

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities, including shares of exchange-traded funds, traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily, available or are deemed by Janus Capital to be unreliable, are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing

Janus Detroit Street Trust ½ 13

The Long-Term Care ETF

Notes to Financial Statements

of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; and certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of October 31, 2020 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded daily on an accrual basis and includes amortization of premiums and accretion of discounts. The Fund classifies gains and losses on prepayments received as an adjustment to interest income. Debt securities may be placed in non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivables when collection of all or a portion of interest has become doubtful. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Estimates

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown and

14 ½ OCTOBER 31, 2020

The Long-Term Care ETF

Notes to Financial Statements

would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

The Fund generally declares and distributes dividends of net investment income quarterly. Net realized capital gains (if any) are distributed annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the NAV. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or a Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Fund’s equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Other Investments and Strategies

Additional Investment Risk

In the aftermath of the 2007-2008 financial crisis, the financial sector experienced reduced liquidity in credit and other fixed-income markets, and an unusually high degree of volatility, both domestically and internationally. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took a number of unprecedented steps designed to support the financial markets. For example, the enactment of the Dodd-Frank Act in 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, over-the-counter derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. More recently, in response to the COVID-19 pandemic, the U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets, including reducing interest rates to record low levels. The withdrawal of this support, a failure of measures put in place in response to such economic uncertainty, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation.

Widespread disease, including pandemics and epidemics, and natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis and weather-related phenomena generally, have been and can be highly disruptive to

Janus Detroit Street Trust ½ 15

The Long-Term Care ETF

Notes to Financial Statements

economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a Fund’s investments. Economies and financial markets throughout the world have become increasingly interconnected, which increases the likelihood that events or conditions in one region or country will adversely affect markets or issuers in other regions or countries, including the United States. These disruptions could prevent a Fund from executing advantageous investment decisions in a timely manner and negatively impact a Fund’s ability to achieve its investment objective(s). Any such event(s) could have a significant adverse impact on the value of a Fund. In addition, these disruptions could also impair the information technology and other operational systems upon which the Fund’s service providers, including Janus Capital, rely, and could otherwise disrupt the ability of employees of the Fund’s service providers to perform essential tasks on behalf of the Fund.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU have experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (commonly known as “Brexit”). The United Kingdom formally left the EU on January 31, 2020 and entered into an eleven-month transition period, during which the United Kingdom will remain subject to EU laws and regulations. There is considerable uncertainty relating to the potential consequences of the United Kingdom’s exit and how negotiations for new trade agreements will be conducted or concluded.

Real Estate Investing

The Fund may invest in equity securities of real estate-related companies to the extent such securities are included in the Underlying Index. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, preferred and convertible securities of issuers in real estate-related industries. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Geographic Investment Risk

To the extent the Fund invests a significant portion of its assets in a particular country or geographic region, the Fund will generally have more exposure to certain risks due to possible political, economic, social, or regulatory events in that country or region. Adverse developments in certain regions could also adversely affect securities of other countries whose economies appear to be unrelated and could have a negative impact on the Fund’s performance.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

16 ½ OCTOBER 31, 2020

The Long-Term Care ETF

Notes to Financial Statements

Offsetting Assets and Liabilities

The Fund presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

JPMorgan Chase Bank, National Association acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodial functions in accordance with the Non-Custodial Securities Lending Agreement. For financial reporting purposes, the Fund does not offset financial instruments’ payables and receivables and related collateral on the Statement of Assets and Liabilities. Securities on loan will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the Securities and Exchange Commission (the “SEC”). See “Securities Lending” in the “Notes to Financial Statements” for additional information.

The following table presents gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see the Fund’s Schedule of Investments.

Offsetting of Financial Assets and Derivative Assets

Counterparty	Gross Amounts of Recognized Assets	Offsetting Asset or Liability(a)	Collateral Pledged(b)	Net Amount
JPMorgan Chase Bank NA	$137,658	$—	$(137,658)	$—

(a)

Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

Securities Lending

Under procedures adopted by the Trustees, the Fund may seek to earn additional income by lending securities to certain qualified broker-dealers and institutions. Effective March 5, 2020, JP Morgan Chase Bank, National Association replaced Deutsche Bank AG as securities lending agent for the Fund. JP Morgan Chase Bank, National Association acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodial functions in accordance with the Non-Custodial Securities Lending Agreement. The Fund may lend fund securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund. In certain circumstances individual loan transactions could yield negative returns.

Upon receipt of cash collateral, Janus Capital may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. Janus Capital currently intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Henderson Cash Collateral Fund LLC. An investment in Janus Henderson Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Fund to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Fund and Janus Henderson Cash Collateral Fund LLC, Janus Capital has an inherent conflict of interest as a result of its fiduciary duties to both the Fund and Janus Henderson Cash Collateral Fund LLC. Additionally, Janus Capital receives an investment advisory fee of 0.05% for managing Janus Henderson Cash Collateral Fund LLC and therefore may have an incentive to allocate collateral to the Janus Henderson Cash Collateral Fund LLC, rather than to other collateral management options for which Janus Capital does not receive compensation.

Janus Detroit Street Trust ½ 17

The Long-Term Care ETF

Notes to Financial Statements

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The cash collateral invested by Janus Capital is disclosed in the Schedule of Investments (if applicable). Income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the lending agent are included as “Affiliated securities lending income, net” on the Statement of Operations. As of October 31, 2020, securities lending transactions accounted for as secured borrowings with an overnight and continuous contractual maturity are $137,658 for equity securities. Gross amounts of recognized liabilities for securities lending (collateral received) as of October 31, 2020 is $144,805, resulting in the net amount due to the counterparty of $7,147.

3. Investment Advisory Agreements and Other Transactions with Affiliates

Under its unitary fee structure, the Fund pays Janus Capital a management fee in return for providing certain investment advisory, supervisory, and administrative services to the Fund, including the costs of transfer agency, custody, fund administration, legal, audit, and other services. Janus Capital’s fee structure is designed to pay substantially all of the Fund’s expenses. However, the Fund bears other expenses which are not covered under the management fee which may vary and affect the total level of expenses paid by shareholders, such as distribution fees (if any), brokerage expenses or commissions, interest, dividends, taxes, litigation expenses, acquired fund fees and expenses (if any), and extraordinary expenses. The Fund’s unitary management fee provides for reductions in the fee rate as the Fund’s assets grow. As of the date of this report, the Fund’s management fee was calculated daily and paid monthly according to the following schedule:

Daily Net Assets	Fee Rate
$0-$500 million	0.30%
Next $500 million	0.25%
Over $1 billion	0.20%

Prior to May 1, 2020, the Fund’s management fee was calculated daily and paid monthly according to the following schedule:

Daily Net Assets	Fee Rate
$0-$500 million	0.35%
Next $500 million	0.28%
Over $1 billion	0.20%

For the year ended October 31, 2020, the Fund’s contractual management fee rate (expressed as an annual rate) was 0.33% of the Fund’s average daily net assets.

State Street Bank and Trust Company (“State Street”) provides certain fund administration services to the Fund, including services related to the Fund’s accounting, including calculating the daily NAV, audit coordination, tax, and reporting obligations, pursuant to an agreement with Janus Capital, on behalf of the Fund. As compensation for such services, Janus Capital pays State Street a fee based on a percentage of the Fund’s assets, with a minimum flat fee, for certain services. Janus Capital serves as administrator to the Fund, providing oversight and coordination of the Fund’s service providers, recordkeeping and other administrative services. Janus Capital does not receive any additional compensation, beyond the unitary fee, for serving as administrator. State Street also serves as transfer agent for the shares of the Fund. Pursuant to agreements with Janus Capital on behalf of the Fund, State Street Global Markets, an affiliate of State Street, may execute portfolio transactions for the Fund, including but not limited to, transactions in connection with cash in lieu transactions for non-US securities.

The Fund’s Board of Trustees (“Board”) has approved a Distribution and Servicing Plan for shares of the Fund pursuant to Rule 12b-1 under the 1940 Act (the “Plan”). The Plan permits compensation in connection with the distribution and marketing of Fund shares and/or the provision of certain shareholder services. The Plan permits the Fund to pay ALPS Distributors, Inc. (the “Distributor”) or its designee, a fee for the sale and distribution and/or shareholder servicing of the shares at an annual rate of up to 0.25% of average daily net assets of the Fund. Under the terms of the Plan, the Fund would be authorized to make payments to the Distributor or its designee for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund.

18 ½ OCTOBER 31, 2020

The Long-Term Care ETF

Notes to Financial Statements

The 12b-1 fee may only be imposed or increased when (i) the Trustees determine that it is in the best interests of shareholders to do so, and (ii) the imposition of or increase in the 12b-1 fee is first approved by the Fund’s shareholders. Because these fees are paid out of the Fund’s assets on an ongoing basis, to the extent that a fee is authorized by shareholders in the future, over time they will increase the cost of an investment in the Fund. The Plan fee may cost an investor more than other types of sales charges. At this time, Janus Capital does not intend to seek shareholder approval for implementation of the Plan.

As of October 31, 2020, Janus Capital owned 1 share or less than 0.0% of the Fund.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the year ended October 31, 2020 can be found in a table located in the Schedule of Investments.

4. Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Fund must satisfy under the income tax regulations; (2) losses or deductions the Fund may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences primarily consist of foreign currency contract adjustments. The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

			Loss Deferrals		Other Book to Tax Differences	Net Tax Appreciation/ (Depreciation)
Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Late-Year Ordinary Loss	Post-October Capital Loss
$53,119	$—	$(640,201)	$—	$—	$2,948	$(5,201,590)

Accumulated capital losses noted below represent net capital loss carryovers, as of October 31, 2020, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The following table shows these capital loss carryovers.

Capital Loss Carryover Schedule For the year ended October 31, 2020 No Expiration		Accumulated Capital Losses
Short-Term	Long-Term
$(142,402)	$(497,799)	$(640,201)

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of October 31, 2020 are noted below. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals and passive foreign investment companies.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$27,905,973	$1,989,123	$(7,190,713)	$(5,201,590)

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from US GAAP. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, passive foreign investment companies, net investment losses, in-kind transactions and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.

For the year ended October 31, 2020:
Distributions
From Ordinary Income	From Long-Term Capital Gain	Tax Return of Capital	Net Investment Loss
$652,903	$—	$—	$—

Janus Detroit Street Trust ½ 19

The Long-Term Care ETF

Notes to Financial Statements

For the year ended October 31, 2019:
Distributions
From Ordinary Income	From Long-Term Capital Gain	Tax Return of Capital	Net Investment Loss
$365,277	$—	$—	$—

Permanent book to tax basis differences may result in reclassifications between the components of net assets. These differences have no impact on the results of operations or net assets. The following reclassifications have been made to the Fund:

Increase/(Decrease) to Capital	Increase/(Decrease) to Undistributed Net Investment Income/Loss	Increase/(Decrease) to Undistributed Net realized Gain/Loss
$808,559	$13,636	$(822,195)

5. Capital Share Transactions

	Year ended October 31, 2020		Year ended October 31, 2019
	Shares	Amount	Shares	Amount
Shares sold	200,000	$6,066,715	900,000	$26,169,284
Shares repurchased	(500,000)	(12,835,574)	—	—
Net Increase/(Decrease)	(300,000)	$(6,768,859)	900,000	$26,169,284

6. Purchases and Sales of Investment Securities

For the year ended October 31, 2020, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$5,102,887	$4,669,661	$—	$—

For the year ended October 31, 2020, the cost of in-kind purchases and proceeds from in-kind sales, were as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$6,061,702	$12,819,510	$—	$—

During the year ended October 31,2020, the Fund had net realized gain/(loss) of $ 819,547 from in-kind redemptions. Gains on in-kind transactions are not considered taxable for federal income tax purposes.

7. Recent Accounting Pronouncements

The FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820) in August 2018. The new guidance removes, modifies and enhances the disclosures to Topic 820. For public entities, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. An entity is permitted, and Management has decided to early adopt the standard in these financial statements.

8. Cash Balances

As of October 31, 2020, the Fund had an overdrawn balance of $125,291 with the Fund’s custodian bank, State Street Bank and Trust Company, acting through its Boston branch (“State Street”). This amount is disclosed as “Due to custodian, foreign cash” on the Statement of Assets and Liabilities. The Fund is permitted to temporarily carry a negative or overdrawn balance. To compensate State Street for such overdrafts the Fund will pay an agreed upon rate between State Street and the Fund. As of November 5, 2020, the Fund had a positive foreign cash balance.

20 ½ OCTOBER 31, 2020

The Long-Term Care ETF

Notes to Financial Statements

9. Subsequent Events

Management has evaluated whether any events or transactions occurred subsequent to October 31, 2020 and through the date of the issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

Janus Detroit Street Trust ½ 21

The Long-Term Care ETF

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters each fiscal year as an exhibit to Form N-PORT within 60 days of the end of such fiscal quarter. Historically, the Fund filed its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters each fiscal year on Form N-Q. The Fund’s Form N-PORT and Form N-Q filings: are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling Janus Henderson at 1-800-525-0020 (toll free).

Designation Requirements (unaudited)

For federal income tax purposes, the Fund designated the following for the year ended October 31, 2020.

Dividends Received Deduction Percentage	3%
Qualified Dividend Income Percentage	24%

Licensing Agreements

Solactive AG (“Solactive”) is the Index Provider for the Underlying Index. Janus Capital has entered into a license agreement with Solactive to use the Underlying Index.

Neither Solactive nor any of its affiliates make any representation or warranty, express or implied, to the owners of a Fund or any member of the public regarding the advisability of investing in securities generally or in a Fund particularly or the ability of the Underlying Index to track general market performance. The Underlying Index is determined, composed, and calculated by Solactive without regard to Janus Capital or the Fund. Solactive has no obligation to take the needs of Janus Capital or the owners of the Fund into consideration in determining, composing, or calculating the Underlying Index. Solactive is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Fund to be issued or in the determination or calculation of the equation by which the Fund is to be converted into cash.

ALTHOUGH SOLACTIVE SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE UNDERLYING INDEX FROM SOURCES WHICH IT CONSIDERS RELIABLE, IT DOES NOT GUARANTEE THE QUALITY, ACCURACY AND/OR THE COMPLETENESS OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN AND SHALL HAVE NO LIABILITY FOR ERRORS OR OMISSIONS OF ANY KIND RELATED TO THE UNDERLYING INDEX OR DATA. SOLACTIVE MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY JANUS CAPITAL, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED TO JANUS CAPITAL FOR ANY OTHER USE. SOLACTIVE MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL IT HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

Janus Capital does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein, and Janus Capital shall have no liability for any errors, omissions or interruptions therein. Janus Capital makes no warranty, express or implied, as to results to be obtained by the Fund, owners of the shares of the Fund or any other person or entity from the use of the Underlying Index or any data included therein. Janus Capital makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall Janus Capital have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) arising out of matters relating to the use of the Underlying Index even if notified of the possibility of such damages.

22 ½ OCTOBER 31, 2020

The Long-Term Care ETF

Trustees and Officers (unaudited)

The following are the Trustees and officers of the Trust together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years). The Fund’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Fund’s Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75. The Trustees review the Fund’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Fund’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Clayton Street Trust. As of the date of this report, collectively, the two registered investment companies consist of 9 series or funds.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Clayton Street Trust. Certain officers of the Funds may also be officers and/or directors of Janus Capital. Except as otherwise disclosed, Fund officers receive no compensation from the Funds.

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee*	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees

Clifford J. Weber 151 Detroit Street Denver, CO 80206 DOB: 1963	Chairman Trustee	2/16-Present 2/16-Present	Owner, Financial Products Consulting Group LLC (consulting services to financial institutions) (since 2015). Formerly, Executive Vice President of Global Index and Exchange-Traded Products, NYSE Market, Inc., a subsidiary of Intercontinental Exchange (ETF/ETP listing exchange) (2013-2015).	9	Independent Trustee, Clough Funds Trust (investment company) (since 2015), Chairman, Clough Funds Trust (since 2017), Independent Trustee, Clough Dividend and Income Fund (closed-end fund) (since 2017), Independent Trustee, Clough Global Opportunities Fund (closed-end fund) (since 2017), Independent Trustee, Clough Global Equity Fund (closed-end fund) (since 2017), Independent Trustee, Elevation ETF Trust (investment company) (2016-2018), Chairman, Elevation ETF Trust (2016-2018), and Independent Trustee, Global X Funds (investment company) (since 2018).

Janus Detroit Street Trust ½ 23

The Long-Term Care ETF

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee*	Other Directorships Held by Trustee During the Past Five Years
Maureen T. Upton 151 Detroit Street Denver, CO 80206 DOB: 1965	Trustee	2/16-Present	Principal, Maureen Upton Ltd. (consulting services to developers of major infrastructure projects and investors) (since 2017). Formerly, Principal Consultant, SRK Consulting (U.S.), Inc. (consulting services to global mining, energy and water resource industries) (2015-2017) and Founder and Principal, Resource Initiatives LLC (sustainability consulting firm) (2006-2015).	9

Jeffrey B. Weeden 151 Detroit Street Denver, CO 80206 DOB: 1956	Trustee	2/16-Present	Senior Advisor, BayBoston Capital LP (investment fund in banks and bank holdings companies) (since 2015). Formerly, Management Advisor, BoxCast, Inc. (technology start-up company) (2014-2017).	9	Director, State Farm Bank (banking) (since 2014).
Interested Trustee

Richard C. Hoge** 151 Detroit Street Denver, CO 80206 DOB: 1966	Trustee	1/20-Present	Chief Operating Officer - Exchange Traded Products, Janus Henderson Investors (since 2014); Registered Representative, Janus Distributors LLC (broker dealer) (since 2014).	9	Director, Velocity Capital Long Short Volatility Fund (hedge fund) (2012-2016).

*	Each Trustee also serves as a trustee to the Clayton Street Trust, which is currently comprised of three portfolios.
**	Richard C. Hoge is an Interested Trustee because of his employment with Janus Henderson Investors.

24 ½ OCTOBER 31, 2020

The Long-Term Care ETF

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Bruce L. Koepfgen 151 Detroit Street Denver, CO 80206 DOB: 1952	President and Chief Executive Officer	2/16-Present	Executive Vice President and Head of North America at Janus Henderson Investors (since 2017); President and Head of North America at Janus Capital Management LLC (since 2013 and 2017, respectively), President at Janus Capital Group Inc. (since 2013), President and Director at Janus International Holding LLC (since 2019 and 2011, respectively), President at Janus Holdings LLC (since 2019), President and Director at Janus Management Holdings Corporation (since 2017 and 2012, respectively), Executive Vice President and Head of North America at Janus Distributors LLC (since 2011 and 2019, respectively), Vice President and Director at Intech Investment Management LLC (since 2012) and Executive Vice President at Perkins Investment Management LLC (since 2011). Formerly, Executive Vice President at Janus Capital Group Inc., Janus International Holding LLC, Janus Management Holdings Corporation (2011-2019), and Director at Perkins Investment Management LLC (2011-2019).

Kristin Mariani 151 Detroit Street Denver, CO 80206 DOB: 1966	Vice President, Chief Compliance Officer, and Anti- Money Laundering Officer	7/20-Present	Chief Compliance Officer for Janus Capital Management LLC (since September 2017), Global Head of Investment Management Compliance for Janus Henderson Investors (since 2019). Formerly, Vice President, Head of Global Distribution Compliance and Chief Compliance Officer of Janus Distributors LLC (May 2017 - September 2017), Vice President, Compliance at Janus Capital Group Inc., Janus Capital Management LLC, and Janus Distributors LLC (2009-2017).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Vice President, Chief Financial Officer, Treasurer, and Principal Accounting Officer	2/16-Present	Head of U.S. Fund Administration, Janus Henderson Investors and Janus Services, LLC.

Byron D. Hittle 151 Detroit Street Denver, CO 80206 DOB: 1974	Vice President, Secretary and Chief Legal Officer	7/18-Present	Managing Counsel of Janus Henderson Investors (2017-present). Formerly, Assistant Vice President and Senior Legal Counsel, Janus Capital Management LLC (2012-2016).

Janus Detroit Street Trust ½ 25

Knowledge Shared

At Janus Henderson, we believe in the sharing of expert insight for better investment and business decisions. We call this ethos Knowledge Shared.

Learn more by visiting janushenderson.com.

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson and Knowledge Shared are trademarks of Janus Henderson Group plc or one of its subsidiaries. © Janus Henderson Group plc.

Janus Capital Management LLC is the investment adviser and ALPS Distributors, Inc. is the distributor. ALPS is not affiliated with Janus Henderson or any of its subsidiaries.

125-02-93069 12-20

ANNUAL REPORT

October 31, 2020

Janus Henderson Short Duration Income ETF

Janus Detroit Street Trust

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from your broker-dealer or other financial intermediary (such as a bank). Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your broker-dealer or other financial intermediary.

You may elect to receive all future reports in paper free of charge by contacting your broker-dealer or other financial intermediary. Your election to receive reports in paper will apply to all Funds held in your account at your broker-dealer or other financial intermediary.

Janus Henderson Short Duration Income ETF (unaudited)

INVESTMENT OBJECTIVE

Janus Henderson Short Duration Income ETF (VNLA) seeks to provide a steady income stream with capital preservation across various market cycles. The Fund seeks to consistently outperform the FTSE 3-Month US Treasury Bill Index by a moderate amount through various market cycles while at the same time providing low volatility.

PERFORMANCE OVERVIEW

•

Bond markets experienced tremendous volatility during the period as the COVID-19 pandemic wrought havoc on the global economy, shutting down economies and thinning supply chains. Ultimately, bond benchmarks generated positive returns, driven first by the slashing of interest rates by central banks then a rally in corporate credit as authorities took steps to backstop both financial markets and companies’ ability to borrow.

•

During the period, the Janus Henderson Short Duration Income ETF (VNLA) returned 2.99% (based on NAV); its benchmark, FTSE 3-Month US Treasury Bill Index, returned 0.86%. Most of the Fund’s gains were concentrated in its core of shorter-duration corporate credits. As the risk of the pandemic became evident, we positioned the portfolio conservatively, increasing the quality of our corporate holdings. These securities then benefited from central bankers’ commitment to keep policy rates near the zero bound. Later, the narrowing of spreads between their yields and those of their risk-free benchmarks also aided performance as lending facilities were initiated and pockets of the global economy began to recover. The Fund’s interest rate positioning derived from exposure to government debt aided performance given our bias toward the front end of the yield curve, which was most impacted by the lowering of policy rates.

•

Janus Henderson Short Duration Income ETF is an actively managed, fixed income ETF with the potential to deliver returns above cash. The strategy seeks to provide a steady income stream with low volatility and capital preservation across economic cycles. Rather than tracking a benchmark, the Fund is designed to move beyond conventional benchmark constraints and provide positive absolute returns.

The Fund uses derivates such as futures, options and swaps in connection with its strategies for various purposes, including managing interest rate and credit risk across the portfolio and in certain situations to construct positions with the aim of enhancing returns. During the period, the Fund used options, futures, options on futures, credit default swaps (CDS), other swaps and forward exchange contracts. In aggregate, derivatives’ impact on Fund performance was positive. Please see the Derivative Instruments section in the “Notes to Financial Statements” for a discussion of derivatives used by the Fund.

Janus Detroit Street Trust ½ 1

Janus Henderson Short Duration Income ETF (unaudited)

Fund At A Glance

October 31, 2020

Sector Allocation – (% of Net Assets)
Financial	39.5%
Consumer, Non-cyclical	9.0%
Energy	8.4%
Investment Companies	8.3%
Consumer, Cyclical	8.3%
Utilities	6.7%
Technology	4.9%
Industrial	4.3%
Communications	3.7%
Basic Materials	2.0%
Government	0.8%
Mortgage-Backed Securities	0.8%
Diversified	0.5%

97.2%

Holdings are subject to change without notice.

2 ½ OCTOBER 31, 2020

Janus Henderson Short Duration Income ETF (unaudited)

Performance

Average Annual Total Return for the periods ended October 31, 2020
	One Year	Since Inception*
Janus Henderson Short Duration Income ETF – NAV	2.99%	2.69%
Janus Henderson Short Duration Income ETF – Market Price	3.03%	2.70%
FTSE 3-Month U.S. Treasury Bill Index	0.86%	1.40%

*	The Fund commenced operations on November 16, 2016.

Total annual expense ratio as stated in the prospectus: 0.28% (gross), 0.26% (net). See Financial Highlights for actual expense ratios during the reporting period.

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 or visit janushenderson.com/performance.

Shares of ETFs are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Market returns are based upon the midpoint of the bid/ask spread at 4:00 p.m. Eastern time (when NAV is normally determined for most ETFs), and do not represent the returns you would receive if you traded shares at other times. Ordinary brokerage commissions apply and will reduce returns.

Net expense ratios reflect the expense waiver, if any, contractually agreed to through at least February 28, 2021.

Investing involves risk, including the possible loss of principal and fluctuation of value.

The Fund is not a money market fund and does not attempt to maintain a stable net asset value.

See the prospectus for a more complete discussion of objectives, risks and expenses.

Returns include reinvestment of dividends and capital gains. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions, sales, or redemptions of Fund shares.

There is no assurance the stated objective(s) will be met.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

Janus Detroit Street Trust ½ 3

Janus Henderson Short Duration Income ETF (unaudited)

Disclosure of Fund Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include creation and redemption fees or brokerage charges and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other ETFs. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to determine the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as creation and redemption fees, or brokerage charges. These fees are fully described in the Fund’s prospectus. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Actual			Hypothetical (5% return before expenses)
Beginning Account Value (5/1/20)	Ending Account Value (10/31/20)	Expenses Paid During Period (5/1/20 - 10/31/20)†	Beginning Account Value (5/1/20)	Ending Account Value (10/31/20)	Expenses Paid During Period (5/1/20 - 10/31/20)†	Net Annualized Expense Ratio (5/1/20 - 10/31/20)
$1,000.00	$1,020.30	$1.22	$1,000.00	$1,023.93	$1.22	0.24%

†	Expenses Paid During Period is equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

4 ½ OCTOBER 31, 2020

Janus Henderson Short Duration Income ETF

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Janus Detroit Street Trust and Shareholders of Janus Henderson Short Duration Income ETF

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Janus Henderson Short Duration Income ETF (one of the funds constituting Janus Detroit Street Trust, referred to hereafter as the “Fund”) as of October 31, 2020, the related statement of operations for the year ended October 31, 2020, the statements of changes in net assets for each of the two years in the period ended October 31, 2020, including the related notes, and the financial highlights for each of the three years in the period ended October 31, 2020 and for the period November 16, 2016 (commencement of operations) through October 31, 2017 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2020 and the financial highlights for each of the three years in the period ended October 31, 2020 and for the period November 16, 2016 (commencement of operations) through October 31, 2017 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2020 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Denver, Colorado

December 18, 2020

We have served as the auditor of one or more investment companies in Janus Henderson Funds since 1990.

Janus Detroit Street Trust ½ 5

Janus Henderson Short Duration Income ETF

Schedule of Investments

October 31, 2020

	Shares/ Principal Amounts	Value
Corporate Bonds – 73.2%
Basic Materials – 1.0%
Georgia-Pacific LLC, 5.4000%, 11/1/20 (144A)	$27,552,000	$27,552,000

Communications – 3.7%
Alphabet, Inc., 0.4500%, 8/15/25	17,000,000	16,898,825
Amazon.com, Inc., 3.3000%, 12/5/21	1,896,000	1,948,460
Amazon.com, Inc., 2.5000%, 11/29/22	6,828,000	7,099,286
Amazon.com, Inc., 2.4000%, 2/22/23	4,000,000	4,178,231
Amazon.com, Inc., 0.8000%, 6/3/25	8,100,000	8,172,703
eBay, Inc., ICE LIBOR USD 3 Month + 0.8700%, 1.0844%, 1/30/23‡	7,733,000	7,806,217
eBay, Inc., 1.9000%, 3/11/25	9,600,000	9,962,951
Optus Finance Pty, Ltd., 4.0000%, 6/17/22	AUD5,250,000	3,887,424
Optus Finance Pty, Ltd., 3.2500%, 8/23/22	4,500,000	3,305,913
Optus Finance Pty, Ltd., 3.2500%, 9/6/23	750,000	563,400
SingTel Group Treasury Pte, Ltd., 4.5000%, 9/8/21	$2,841,000	2,926,997
TD Ameritrade Holding Corp., ICE LIBOR USD 3 Month + 0.4300%, 0.6444%, 11/1/21‡	7,330,000	7,355,344
Telstra Corp., Ltd., 3.2500%, 11/15/27	350,000	390,208
TWDC Enterprises 18 Corp., ICE LIBOR USD 3 Month + 0.3900%, 0.6413%, 3/4/22‡	2,490,000	2,498,306
Verizon Communications, Inc., ICE LIBOR USD 3 Month + 1.0000%, 1.2373%, 3/16/22‡	5,100,000	5,166,395
Verizon Communications, Inc., 90 Day Australian Bank Bill Rate + 1.2200%, 1.3200%, 2/17/23‡	AUD6,830,000	4,822,472
Verizon Communications, Inc., 3.5000%, 2/17/23	2,170,000	1,615,143
Verizon Communications, Inc., ICE LIBOR USD 3 Month + 1.1000%, 1.3801%, 5/15/25‡	$8,000,000	8,195,269
Walt Disney Co., 1.7500%, 8/30/24	3,300,000	3,425,167

		100,218,711
Consumer, Cyclical – 6.5%
American Honda Finance Corp., ICE LIBOR USD 3 Month + 0.4700%, 0.6998%, 1/8/21‡	3,700,000	3,703,113
American Honda Finance Corp., 2.2000%, 6/27/22	2,300,000	2,367,729
American Honda Finance Corp., 0.4000%, 10/21/22	2,320,000	2,319,960
American Honda Finance Corp., ICE LIBOR USD 3 Month + 0.3700%, 0.6133%, 5/10/23‡	1,000,000	1,000,562
American Honda Finance Corp., 0.8750%, 7/7/23	8,700,000	8,771,206
American Honda Finance Corp., 0.6500%, 9/8/23	6,900,000	6,922,459
Daimler Finance North America LLC, ICE LIBOR USD 3 Month + 0.4500%, 0.7061%, 2/22/21 (144A)‡	4,018,000	4,020,925
Daimler Finance North America LLC, ICE LIBOR USD 3 Month + 0.5500%, 0.7988%, 5/4/21 (144A)‡	2,000,000	2,002,850
Daimler Finance North America LLC, 2.8500%, 1/6/22 (144A)	600,000	614,720
Daimler Finance North America LLC, ICE LIBOR USD 3 Month + 0.9000%, 1.1801%, 2/15/22 (144A)‡	3,450,000	3,472,414
Daimler Finance North America LLC, ICE LIBOR USD 3 Month + 0.8800%, 1.1361%, 2/22/22 (144A)‡	3,750,000	3,772,012
General Motors Co., ICE LIBOR USD 3 Month + 0.9000%, 1.1495%, 9/10/21‡	3,000,000	3,003,139
General Motors Financial Co., Inc., 2.4500%, 11/6/20	1,000,000	1,000,063
General Motors Financial Co., Inc., ICE LIBOR USD 3 Month + 0.8500%, 1.0795%, 4/9/21‡	6,003,000	6,004,219
General Motors Financial Co., Inc., 3.2000%, 7/6/21	750,000	760,124
General Motors Financial Co., Inc., ICE LIBOR USD 3 Month + 1.5500%, 1.7789%, 1/14/22‡	500,000	502,376
General Motors Financial Co., Inc., ICE LIBOR USD 3 Month + 0.9900%, 1.2240%, 1/5/23‡	3,300,000	3,267,174
General Motors Financial Co., Inc., 1.7000%, 8/18/23	1,000,000	1,009,097
Harley-Davidson Financial Services, Inc., 2.8500%, 1/15/21	3,300,000	3,307,995
Home Depot, Inc, 2.7000%, 4/1/23	9,700,000	10,195,776
Home Depot, Inc., ICE LIBOR USD 3 Month + 0.3100%, 0.5560%, 3/1/22‡	3,900,000	3,911,885

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

6 ½ OCTOBER 31, 2020

Janus Henderson Short Duration Income ETF

Schedule of Investments

October 31, 2020

	Shares/ Principal Amounts	Value
Corporate Bonds – (continued)
Consumer, Cyclical – (continued)
Hyundai Capital America, ICE LIBOR USD 3 Month + 0.8200%, 1.0691%, 3/12/21 (144A)‡	$ 3,758,000	$ 3,757,459
Hyundai Capital America, ICE LIBOR USD 3 Month + 0.9400%, 1.1698%, 7/8/21 (144A)‡	3,800,000	3,801,469
Hyundai Capital America, ICE LIBOR USD 3 Month + 0.9400%, 1.1698%, 7/8/21‡	250,000	250,097
Hyundai Capital America, 3.0000%, 6/20/22 (144A)	2,700,000	2,790,343
Hyundai Capital America, 3.2500%, 9/20/22 (144A)	1,088,000	1,132,374
Hyundai Capital America, 2.3750%, 2/10/23 (144A)	2,900,000	2,981,493
Hyundai Capital America, 1.2500%, 9/18/23 (144A)	5,670,000	5,683,806
Hyundai Capital Services, Inc., 3.0000%, 3/6/22 (144A)	500,000	512,987
McDonald’s Corp., 3.0000%, 3/8/24	AUD5,700,000	4,270,419
McDonald’s Corp., 3.1250%, 3/4/25	CAD17,080,000	13,847,821
Nissan Motor Acceptance Corp., ICE LIBOR USD 3 Month + 0.6300%, 0.8574%, 9/21/21 (144A)‡	$3,500,000	3,480,454
Ralph Lauren Corp., 1.7000%, 6/15/22	5,000,000	5,100,571
Toyota Motor Credit Corp., ICE LIBOR USD 3 Month + 0.5400%, 0.7698%, 1/8/21‡	3,900,000	3,903,780
Toyota Motor Credit Corp., ICE LIBOR USD 3 Month + 0.2800%, 0.5041%, 4/13/21‡	2,000,000	2,002,292
Toyota Motor Credit Corp., 0.5000%, 8/14/23	10,500,000	10,562,354
Toyota Motor Credit Corp., 1.8000%, 2/13/25	7,000,000	7,288,947
Volkswagen Group of America Finance LLC, ICE LIBOR USD 3 Month + 0.7700%, 1.0235%, 11/13/20‡	2,200,000	2,200,430
Volkswagen Group of America Finance LLC, ICE LIBOR USD 3 Month + 0.9400%, 1.1969%, 11/12/21 (144A)‡	9,600,000	9,660,684
Volkswagen Group of America Finance LLC, 2.9000%, 5/13/22 (144A)	2,400,000	2,478,137
Walmart, Inc., 1.9000%, 12/15/20	4,100,000	4,108,202
Walmart, Inc., ICE LIBOR USD 3 Month + 0.2300%, 0.4533%, 6/23/21‡	4,400,000	4,407,109
Walmart, Inc., 3.3000%, 4/22/24	4,187,000	4,554,331
Walmart, Inc., 2.8500%, 7/8/24	4,000,000	4,328,115
Wesfarmers, Ltd., 3.6600%, 11/18/20	AUD3,500,000	2,460,940

		177,494,412
Consumer, Non-cyclical – 7.8%
Anthem, Inc., 2.5000%, 11/21/20	$7,638,000	7,646,400
Boston Scientific Corp., 3.4500%, 3/1/24	3,200,000	3,454,172
Cardinal Health, Inc., ICE LIBOR USD 3 Month + 0.7700%, 1.0204%, 6/15/22‡	11,865,000	11,951,496
Cardinal Health, Inc., 3.0790%, 6/15/24	8,600,000	9,248,260
ConnectEast Finance Pty, Ltd., 4.2500%, 2/25/22	AUD2,200,000	1,596,046
Constellation Brands, Inc., ICE LIBOR USD 3 Month + 0.7000%, 0.9801%, 11/15/21‡	$3,000,000	3,000,710
Constellation Brands, Inc., 2.7000%, 5/9/22	2,550,000	2,627,294
Constellation Brands, Inc., 2.6500%, 11/7/22	4,600,000	4,785,349
Constellation Brands, Inc., 3.2000%, 2/15/23	3,500,000	3,691,734
CVS Health Corp., 2.1250%, 6/1/21	6,404,000	6,459,469
CVS Health Corp., 4.7500%, 12/1/22	5,300,000	5,701,576
CVS Health Corp., 3.3750%, 8/12/24	7,485,000	8,132,583
CVS Health Corp., 2.6250%, 8/15/24	3,690,000	3,935,624
Fonterra Co-operative Group, Ltd., 4.5000%, 6/30/21	AUD2,200,000	1,585,586
General Mills, Inc., 3.2000%, 4/16/21	$8,780,000	8,896,527
Hershey Co., 0.9000%, 6/1/25	7,906,000	7,987,219
Johnson & Johnson, 0.5500%, 9/1/25	22,000,000	22,132,095
Lonsdale Finance Pty, Ltd., 2.4500%, 11/20/26	AUD3,300,000	2,389,341
Mars, Inc., 2.7000%, 4/1/25 (144A)	$4,097,000	4,417,875
McKesson Corp., 3.6500%, 11/30/20	13,450,000	13,484,230
Molson Coors Beverage Co., 2.1000%, 7/15/21	8,600,000	8,689,182
Mondelez International Holdings Netherlands B.V., 2.0000%, 10/28/21 (144A)	2,677,000	2,715,692
Mondelez International, Inc., 0.6250%, 7/1/22	18,618,000	18,686,200
Mondelez International, Inc., 3.2500%, 3/7/25	CAD4,100,000	3,320,036
Nestle Holdings, Inc., 0.3750%, 1/15/24 (144A)	$11,650,000	11,594,441
PayPal Holdings, Inc., 1.3500%, 6/1/23	19,869,000	20,312,655
Transurban Finance Co. Pty, Ltd., 3.3750%, 3/22/27 (144A)	210,000	227,583

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Detroit Street Trust ½ 7

Janus Henderson Short Duration Income ETF

Schedule of Investments

October 31, 2020

	Shares/ Principal Amounts	Value
Corporate Bonds – (continued)
Consumer, Non-cyclical – (continued)
Unilever Capital Corp., 0.3750%, 9/14/23	$ 4,600,000	$ 4,616,468
Woolworths Group, Ltd., 4.5500%, 4/12/21 (144A)	3,200,000	3,248,280
WSO Finance Pty, Ltd., 3.5000%, 7/14/23	AUD1,400,000	1,029,716
WSO Finance Pty, Ltd., 4.5000%, 3/31/27	800,000	653,085
WSO Finance Pty, Ltd., 4.5000%, 9/30/27	5,000,000	4,121,135

		212,338,059
Diversified – 0.5%
CK Hutchison International 16, Ltd., 1.8750%, 10/3/21	$400,000	403,740
CK Hutchison International 16, Ltd., 1.8750%, 10/3/21 (144A)	1,100,000	1,110,284
CK Hutchison International 17 II, Ltd., 2.7500%, 3/29/23 (144A)	1,200,000	1,246,416
CK Hutchison International 17, Ltd., 2.8750%, 4/5/22	4,000,000	4,100,995
CK Hutchison International 19, Ltd., 3.2500%, 4/11/24 (144A)	5,700,000	6,111,282

		12,972,717
Energy – 1.7%
Chevron USA, Inc., ICE LIBOR USD 3 Month + 0.1100%, 0.3669%, 8/12/22‡	21,000,000	21,000,612
CNOOC Curtis Funding No 1 Pty, Ltd., 4.5000%, 10/3/23	3,000,000	3,287,084
CNOOC Finance 2013, Ltd., 3.0000%, 5/9/23	2,000,000	2,091,283
CNOOC Finance 2015 USA LLC, 3.7500%, 5/2/23	6,000,000	6,390,334
Harvest Operations Corp., 4.2000%, 6/1/23 (144A)	2,700,000	2,925,990
Sinopec Group Overseas Development 2018, Ltd., 3.7500%, 9/12/23 (144A)	5,000,000	5,359,709
Sinopec Group Overseas Development 2018, Ltd., 3.7500%, 9/12/23	600,000	643,165
Sinopec Group Overseas Development 2018, Ltd., 2.5000%, 8/8/24 (144A)	3,300,000	3,423,981
Sinopec Group Overseas Development 2018, Ltd., 2.5000%, 11/12/24 (144A)	2,100,000	2,188,557

		47,310,715
Financial – 38.5%
AAI, Ltd., 90 Day Australian Bank Bill Rate + 3.3000%, 3.4013%, 11/18/40‡	AUD22,120,000	15,543,911
AAI, Ltd., 90 Day Australian Bank Bill Rate + 3.2000%, 3.2904%, 10/6/42‡	1,250,000	898,533
Agricultural Bank of China, Ltd., 90 Day Australian Bank Bill Rate + 0.8700%, 0.9500%, 9/26/22‡	530,000	373,396
American Express Co., ICE LIBOR USD 3 Month + 0.5250%, 0.8051%, 5/17/21‡	$5,125,000	5,136,688
American Express Co., ICE LIBOR USD 3 Month + 0.6200%, 0.8730%, 5/20/22‡	11,700,000	11,768,401
American Express Co., 2.7500%, 5/20/22	2,900,000	3,001,113
American Express Co., ICE LIBOR USD 3 Month + 0.6100%, 0.8244%, 8/1/22‡	2,150,000	2,163,906
American Express Co., 2.5000%, 7/30/24	2,400,000	2,546,403
AMP Bank, Ltd., 90 Day Australian Bank Bill Rate + 1.3500%, 1.4596%, 5/24/21‡	AUD7,350,000	5,174,878
ANZ New Zealand Int’l, Ltd., 2.7500%, 1/22/21 (144A)	$4,200,000	4,222,467
ANZ New Zealand Int’l, Ltd., ICE LIBOR USD 3 Month + 1.0100%, 1.2323%, 7/28/21 (144A)‡	1,725,000	1,736,955
ANZ New Zealand Int’l, Ltd., 3.4000%, 3/19/24 (144A)	1,000,000	1,084,425
ASB Bank, Ltd., ICE LIBOR USD 3 Month + 0.9700%, 1.2191%, 6/14/23 (144A)‡	5,810,000	5,906,876
Australia & New Zealand Banking Group, Ltd., ICE LIBOR USD 3 Month + 0.4600%, 0.7401%, 5/17/21 (144A)‡	6,600,000	6,616,079
Australia & New Zealand Banking Group, Ltd., ICE LIBOR USD 3 Month + 0.4600%, 0.7401%, 5/17/21‡	750,000	751,827
Australia & New Zealand Banking Group, Ltd., ICE LIBOR USD 3 Month + 0.8700%, 1.1261%, 11/23/21 (144A)‡	500,000	504,230
Australia & New Zealand Banking Group, Ltd., 90 Day Australian Bank Bill Rate + 1.0000%, 1.0900%, 3/7/22‡	AUD2,000,000	1,420,552
Australia & New Zealand Banking Group, Ltd., ICE LIBOR USD 3 Month + 0.5800%, 0.8233%, 11/9/22 (144A)‡	$7,535,000	7,591,288
Australia & New Zealand Banking Group, Ltd., 90 Day Australian Bank Bill Rate + 2.7000%, 2.8000%, 5/17/26‡	AUD4,272,000	3,026,349
Australia & New Zealand Banking Group, Ltd., 90 Day Australian Bank Bill Rate + 1.8500%, 4.7500%, 5/13/27‡	3,170,000	2,304,559
Australia & New Zealand Banking Group, Ltd., US Treasury Yield Curve Rate + 1.2880%, 2.9500%, 7/22/30 (144A)‡	$23,781,000	24,671,749
Bank of America Corp., 90 Day Australian Bank Bill Rate + 1.5500%, 1.6500%, 8/5/21‡	AUD2,100,000	1,484,387

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8 ½ OCTOBER 31, 2020

Janus Henderson Short Duration Income ETF

Schedule of Investments

October 31, 2020

	Shares/ Principal Amounts	Value
Corporate Bonds – (continued)
Financial – (continued)
Bank of America Corp., ICE LIBOR USD 3 Month + 0.6500%, 0.8750%, 6/25/22‡	$5,600,000	$ 5,618,760
Bank of America Corp., ICE LIBOR USD 3 Month + 1.1800%, 1.3886%, 10/21/22‡	4,800,000	4,845,967
Bank of America Corp., ICE LIBOR USD 3 Month + 1.1600%, 1.3784%, 1/20/23‡	4,635,000	4,685,632
Bank of America Corp., ICE LIBOR USD 3 Month + 1.4600%, 1.4860%, 5/19/24‡	14,500,000	14,786,262
Bank of America Corp., ICE LIBOR USD 3 Month + 0.9600%, 1.1691%, 7/23/24‡	7,400,000	7,487,842
Bank of America Corp., ICE LIBOR USD 3 Month + 0.9700%, 3.4580%, 3/15/25‡	2,800,000	3,030,312
Bank of America Corp., ICE LIBOR USD 3 Month + 0.9100%, 0.9810%, 9/25/25‡	18,000,000	17,980,968
Bank of China, Ltd., ICE LIBOR USD 3 Month + 0.7300%, 0.9780%, 6/7/21‡	310,000	310,047
Bank of China, Ltd., 90 Day Australian Bank Bill Rate + 1.2300%, 1.3100%, 4/20/22‡	AUD800,000	567,221
Bank of China, Ltd., ICE LIBOR USD 3 Month + 0.8800%, 1.1041%, 7/11/22‡	$400,000	400,376
Bank of Montreal, ICE LIBOR USD 3 Month + 0.4600%, 0.6841%, 4/13/21‡	2,000,000	2,004,110
Bank of Montreal, 2.9000%, 3/26/22	3,270,000	3,387,318
Bank of Montreal, ICE LIBOR USD 3 Month + 0.6300%, 0.8803%, 9/11/22‡	400,000	403,429
Bank of Montreal, 2.0500%, 11/1/22	185,000	191,163
Bank of Montreal, 1.8500%, 5/1/25	8,100,000	8,447,469
Bank of Nova Scotia, ICE LIBOR USD 3 Month + 0.2900%, 0.5198%, 1/8/21‡	1,800,000	1,800,922
Bank of Nova Scotia, ICE LIBOR USD 3 Month + 0.4400%, 0.6584%, 4/20/21‡	2,500,000	2,504,574
Bank of Nova Scotia, ICE LIBOR USD 3 Month + 0.6400%, 0.8880%, 3/7/22‡	500,000	503,520
Bank of Nova Scotia, 2.7000%, 3/7/22	500,000	516,311
Bank of Nova Scotia, ICE LIBOR USD 3 Month + 0.6200%, 0.8474%, 9/19/22‡	4,900,000	4,939,582
Bank of Nova Scotia, 1.3000%, 6/11/25	8,000,000	8,149,940
Bank of Queensland, Ltd., 90 Day Australian Bank Bill Rate + 1.0200%, 1.1200%, 11/16/21‡	AUD1,500,000	1,058,777
Bank of Queensland, Ltd., 90 Day Australian Bank Bill Rate + 3.4000%, 3.5021%, 5/10/26‡	13,610,000	9,653,325
Bank of Queensland, Ltd., 90 Day Australian Bank Bill Rate + 1.8500%, 1.9100%, 5/1/28‡	6,500,000	4,550,217
Barclays PLC, ICE LIBOR USD 3 Month + 1.4300%, 1.7101%, 2/15/23‡	$14,700,000	14,773,017
Bendigo & Adelaide Bank, Ltd., 90 Day Australian Bank Bill Rate + 1.4600%, 1.5400%, 4/20/21‡	AUD1,400,000	989,029
Bendigo & Adelaide Bank, Ltd., 90 Day Australian Bank Bill Rate + 1.0100%, 1.0900%, 1/19/22‡	6,200,000	4,391,566
Bendigo & Adelaide Bank, Ltd., 90 Day Australian Bank Bill Rate + 1.0500%, 1.1100%, 1/25/23‡	1,500,000	1,068,327
Bendigo & Adelaide Bank, Ltd., 90 Day Australian Bank Bill Rate + 2.8000%, 2.8900%, 12/9/26‡	8,250,000	5,871,813
Bendigo & Adelaide Bank, Ltd., 90 Day Australian Bank Bill Rate + 2.4500%, 2.5400%, 11/30/28‡	8,800,000	6,264,412
BNZ International Funding, Ltd., ICE LIBOR USD 3 Month + 0.9800%, 1.2291%, 9/14/21 (144A)‡	$1,200,000	1,208,286
Canadian Imperial Bank of Commerce, ICE LIBOR USD 3 Month + 0.3150%, 0.5294%, 2/2/21‡	2,350,000	2,351,539
Canadian Imperial Bank of Commerce, 0.9500%, 6/23/23	8,050,000	8,141,277
Canadian Imperial Bank of Commerce, ICE LIBOR USD 3 Month + 0.6600%, 0.9091%, 9/13/23‡	2,140,000	2,163,638
Capital One Financial Corp., ICE LIBOR USD 3 Month + 0.7200%, 0.9344%, 1/30/23‡	7,600,000	7,603,188
Capital One Financial Corp., 2.6000%, 5/11/23	2,600,000	2,724,551
Capital One NA, 2.1500%, 9/6/22	2,000,000	2,058,226
Capital One NA, ICE LIBOR USD 3 Month + 1.1500%, 1.3644%, 1/30/23‡	2,675,000	2,694,462
Cboe Global Markets, Inc., 3.6500%, 1/12/27	350,000	395,559
Citibank NA, ICE LIBOR USD 3 Month + 0.5300%, 0.7978%, 2/19/22‡	5,000,000	5,006,911
Citibank NA, 90 Day Australian Bank Bill Rate + 0.7500%, 0.8500%, 5/20/22‡	AUD16,500,000	11,631,935
Citigroup, Inc., 90 Day Australian Bank Bill Rate + 1.5500%, 1.6500%, 5/4/21‡	7,435,000	5,248,608
Citigroup, Inc., ICE LIBOR USD 3 Month + 1.0700%, 1.3180%, 12/8/21‡	$5,750,000	5,804,046
Citigroup, Inc., ICE LIBOR USD 3 Month + 0.9600%, 1.1748%, 4/25/22‡	750,000	757,673
Citigroup, Inc., ICE LIBOR USD 3 Month + 0.8670%, 2.3120%, 11/4/22‡	8,550,000	8,706,669
Citigroup, Inc., ICE LIBOR USD 3 Month + 0.7220%, 3.1420%, 1/24/23‡	2,000,000	2,060,955
Commonwealth Bank of Australia, 90 Day Australian Bank Bill Rate + 1.1500%, 1.2300%, 1/18/21‡	AUD2,500,000	1,759,548

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Detroit Street Trust ½ 9

Janus Henderson Short Duration Income ETF

Schedule of Investments

October 31, 2020

	Shares/ Principal Amounts	Value
Corporate Bonds – (continued)
Financial – (continued)
Commonwealth Bank of Australia, ICE LIBOR USD 3 Month + 0.8300%, 1.0780%, 9/6/21 (144A)‡	$1,350,000	$ 1,358,905
Commonwealth Bank of Australia, ICE LIBOR USD 3 Month + 0.8300%, 1.0780%, 9/6/21‡	2,400,000	2,415,831
Commonwealth Bank of Australia, ICE LIBOR USD 3 Month + 0.7000%, 0.9495%, 3/10/22 (144A)‡	850,000	856,113
Commonwealth Bank of Australia, ICE LIBOR USD 3 Month + 0.7000%, 0.9495%, 3/10/22‡	200,000	201,438
Commonwealth Bank of Australia, ICE LIBOR USD 3 Month + 0.6800%, 0.9133%, 9/18/22 (144A)‡	1,200,000	1,210,558
Commonwealth Bank of Australia, ICE LIBOR USD 3 Month + 0.7000%, 0.9373%, 3/16/23 (144A)‡	3,000,000	3,032,496
Commonwealth Bank of Australia, ICE LIBOR USD 3 Month + 0.8200%, 1.0713%, 6/4/24 (144A)‡	6,100,000	6,203,658
Commonwealth Bank of Australia, 3.3500%, 6/4/24	7,164,000	7,819,922
Commonwealth Bank of Australia, 90 Day Australian Bank Bill Rate + 2.6500%, 2.7400%, 6/3/26‡	AUD9,700,000	6,875,959
Commonwealth Bank of Australia, ICE LIBOR USD 3 Month + 2.0940%, 3.3750%, 10/20/26‡	$13,220,000	13,424,117
Cooperatieve Rabobank UA, ICE LIBOR USD 3 Month + 0.4300%, 0.6448%, 4/26/21‡	2,500,000	2,504,559
Cooperatieve Rabobank UA, ICE LIBOR USD 3 Month + 0.8300%, 1.0541%, 1/10/22‡	3,300,000	3,328,295
Cooperatieve Rabobank UA, ICE LIBOR USD 3 Month + 0.4800%, 0.7005%, 1/10/23‡	1,800,000	1,809,291
Cooperatieve Rabobank UA, ICE LIBOR USD 3 Month + 0.8600%, 1.0933%, 9/26/23 (144A)‡	3,000,000	3,037,143
Cooperatieve Rabobank UA, 2.6250%, 7/22/24 (144A)	1,000,000	1,066,513
Cooperatieve Rabobank UA, US Treasury Yield Curve Rate + 1.0000%, 1.3390%, 6/24/26 (144A)‡	5,400,000	5,436,690
Credit Union Australia, Ltd., 90 Day Australian Bank Bill Rate + 1.2500%, 1.3400%, 9/6/21‡	AUD1,200,000	849,030
Credit Union Australia, Ltd., 90 Day Australian Bank Bill Rate + 1.2300%, 1.3200%, 3/4/22‡	2,100,000	1,490,455
DBS Group Holdings, Ltd., USD SWAP SEMI 30/360 5YR + 2.3900%, 3.6000%, 9/7/21‡	$1,575,000	1,586,813
DBS Group Holdings, Ltd., USD SWAP SEMI 30/360 5YR + 2.3900%, 3.6000%, 9/7/21‡	225,000	226,688
DBS Group Holdings, Ltd., 2.8500%, 4/16/22 (144A)	3,100,000	3,199,158
DBS Group Holdings, Ltd., 90 Day Australian Bank Bill Rate + 1.5800%, 1.6700%, 3/16/28‡	AUD19,890,000	13,968,271
DBS Group Holdings, Ltd., ICE LIBOR USD 3 Month + 1.5900%, 4.5200%, 12/11/28 (144A)‡	$3,600,000	3,922,618
DBS Group Holdings, Ltd., ICE LIBOR USD 3 Month + 1.5900%, 4.5200%, 12/11/28‡	3,000,000	3,268,848
DEXUS Finance Pty, Ltd., 4.2000%, 11/9/22	AUD2,200,000	1,629,201
Dexus Wholesale Property Fund, 4.7500%, 6/16/25	2,400,000	1,875,819
GAIF Bond Issuer Pty, Ltd., 3.4000%, 9/30/26 (144A)	$3,290,000	3,507,239
GAIF Bond Issuer Pty, Ltd., 3.4000%, 9/30/26	3,289,000	3,506,173
GE Capital International Funding Co. Unlimited Co., 2.3420%, 11/15/20	25,027,000	25,043,518
General Property Trust, 3.6725%, 9/19/24	AUD2,200,000	1,657,240
General Property Trust, 3.5910%, 11/7/23	700,000	518,414
Goldman Sachs Group, Inc., ICE LIBOR USD 3 Month + 1.7700%, 2.0200%, 2/25/21‡	$4,205,000	4,227,108
Goldman Sachs Group, Inc., ICE LIBOR USD 3 Month + 1.3600%, 1.5748%, 4/23/21‡	2,000,000	2,009,878
Goldman Sachs Group, Inc., 90 Day Australian Bank Bill Rate + 1.3700%, 1.4605%, 9/8/21‡	AUD890,000	629,396
Goldman Sachs Group, Inc., ICE LIBOR USD 3 Month + 1.1100%, 1.3248%, 4/26/22‡	$8,200,000	8,231,078

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10 ½ OCTOBER 31, 2020

Janus Henderson Short Duration Income ETF

Schedule of Investments

October 31, 2020

	Shares/ Principal Amounts	Value
Corporate Bonds – (continued)
Financial – (continued)
Goldman Sachs Group, Inc., ICE LIBOR USD 3 Month + 0.7800%, 0.9944%, 10/31/22‡	$ 3,400,000	$ 3,413,548
Goldman Sachs Group, Inc., ICE LIBOR USD 3 Month + 0.7500%, 1.0061%, 2/23/23‡	16,958,000	17,036,973
Goldman Sachs Group, Inc., ICE LIBOR USD 3 Month + 1.0500%, 1.2980%, 6/5/23‡	1,550,000	1,562,603
Goldman Sachs Group, Inc., 3.5000%, 4/1/25	6,500,000	7,155,784
Goldman Sachs Group, Inc., ICE LIBOR USD 3 Month + 1.2010%, 3.2720%, 9/29/25‡	2,475,000	2,683,518
GPT Wholesale Office Fund No. 1, 4.0000%, 5/18/22	AUD1,900,000	1,372,180
GPT Wholesale Shopping Centre Fund No. 1, 3.9930%, 9/11/24	5,600,000	4,099,760
Heritage Bank, Ltd., 90 Day Australian Bank Bill Rate + 0.8200%, 0.9200%, 8/12/22‡	3,780,000	2,667,175
Horse Gallop Finance, Ltd., ICE LIBOR USD 3 Month + 1.1800%, 1.4133%, 6/28/21‡	$5,050,000	5,046,566
ICBCIL Finance Co., Ltd., 3.6500%, 3/5/22	500,000	514,370
Industrial & Commercial Bank of China, Ltd., ICE LIBOR USD 3 Month + 0.7700%, 1.0191%, 12/14/20‡	8,700,000	8,701,653
Industrial & Commercial Bank of China, Ltd., ICE LIBOR USD 3 Month + 0.7300%, 0.9791%, 6/14/21‡	6,400,000	6,400,000
Insurance Australia Group, Ltd., 90 Day Australian Bank Bill Rate + 2.4500%, 2.5596%, 12/15/36‡	AUD6,950,000	4,902,995
Insurance Australia Group, Ltd., 90 Day Australian Bank Bill Rate + 2.1000%, 2.1930%, 6/15/44‡	14,800,000	10,364,892
Insurance Australia Group, Ltd., 90 Day Australian Bank Bill Rate + 2.3500%, 2.4430%, 6/15/45‡	6,730,000	4,751,107
JPMorgan Chase & Co., ICE LIBOR USD 3 Month + 1.4800%, 1.7260%, 3/1/21‡	$175,000	175,640
JPMorgan Chase & Co., ICE LIBOR USD 3 Month + 0.6100%, 0.8433%, 6/18/22‡	5,000,000	5,015,201
JPMorgan Chase & Co., 3.2500%, 9/23/22	600,000	633,024
JPMorgan Chase & Co., 2.7500%, 2/1/23	EUR1,900,000	2,354,417
JPMorgan Chase & Co., ICE LIBOR USD 3 Month + 0.6950%, 3.2070%, 4/1/23‡	$3,900,000	4,052,407
JPMorgan Chase & Co., ICE LIBOR USD 3 Month + 0.9000%, 1.1148%, 4/25/23‡	4,550,000	4,585,804
JPMorgan Chase & Co., ICE LIBOR USD 3 Month + 1.2300%, 1.4448%, 10/24/23‡	950,000	965,883
JPMorgan Chase & Co., ICE LIBOR USD 3 Month + 0.7300%, 0.9391%, 4/23/24‡	2,649,000	2,663,026
JPMorgan Chase & Co., ICE LIBOR USD 3 Month + 1.4550%, 1.5140%, 6/1/24‡	13,500,000	13,791,807
JPMorgan Chase & Co., ICE LIBOR USD 3 Month + 0.6000%, 0.6530%, 9/16/24‡	6,400,000	6,410,628
Liberty Financial Pty, Ltd., 5.1000%, 4/9/21	AUD5,210,000	3,692,308
Liberty Financial Pty, Ltd., 90 Day Australian Bank Bill Rate + 3.2500%, 3.3400%, 3/7/22‡	2,300,000	1,608,886
Lloyds Banking Group PLC, 90 Day Australian Bank Bill Rate + 1.3000%, 1.3900%, 3/20/23‡	3,000,000	2,102,910
Lloyds Banking Group PLC, 3.6500%, 3/20/23	1,500,000	1,110,393
Lloyds Banking Group PLC, US Treasury Yield Curve Rate + 1.1000%, 1.3260%, 6/15/23‡	$9,100,000	9,173,385
Lloyds Banking Group PLC, ICE LIBOR USD 3 Month + 0.8100%, 2.9070%, 11/7/23‡	3,100,000	3,224,269
Lloyds Banking Group PLC, 3.9000%, 11/23/23	AUD250,000	188,319
Lloyds Banking Group PLC, 3.9000%, 3/12/24	$4,300,000	4,678,924
Macquarie Bank, Ltd., 2.3000%, 1/22/25 (144A)	11,500,000	12,124,343
Macquarie Group, Ltd., 90 Day Australian Bank Bill Rate + 1.1500%, 1.2430%, 12/15/22‡	AUD500,000	351,606
Macquarie Group, Ltd., ICE LIBOR USD 3 Month + 1.0200%, 1.2759%, 11/28/23 (144A)‡	$6,949,000	6,974,086
Macquarie Group, Ltd., ICE LIBOR USD 3 Month + 1.0230%, 3.1890%, 11/28/23 (144A)‡	9,300,000	9,710,672
Macquarie Group, Ltd., ICE LIBOR USD 3 Month + 1.3500%, 1.5833%, 3/27/24‡	7,302,000	7,368,265
Marsh & McLennan Cos., Inc., 3.5000%, 12/29/20	3,728,000	3,746,557
Marsh & McLennan Cos., Inc., 2.7500%, 1/30/22	4,751,000	4,884,470
Members Equity Bank, Ltd., 90 Day Australian Bank Bill Rate + 1.2500%, 1.3521%, 11/9/20‡	AUD5,600,000	3,933,212

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Detroit Street Trust ½ 11

Janus Henderson Short Duration Income ETF

Schedule of Investments

October 31, 2020

	Shares/ Principal Amounts	Value
Corporate Bonds – (continued)
Financial – (continued)
Members Equity Bank, Ltd., 90 Day Australian Bank Bill Rate + 1.2700%, 1.3500%, 4/16/21‡	AUD1,600,000	$ 1,127,888
Members Equity Bank, Ltd., 90 Day Australian Bank Bill Rate + 0.9800%, 1.0600%, 7/18/22‡	200,000	141,434
Mitsubishi UFJ Financial Group, Inc., US Treasury Yield Curve Rate + 0.6800%, 0.8480%, 9/15/24‡	$8,600,000	8,611,676
Mizuho Financial Group, Inc., ICE LIBOR USD 3 Month + 0.9400%, 1.1959%, 2/28/22‡	2,844,000	2,872,275
Mizuho Financial Group, Inc., ICE LIBOR USD 3 Month + 0.8800%, 1.1303%, 9/11/22‡	13,615,000	13,734,619
Mizuho Financial Group, Inc., ICE LIBOR USD 3 Month + 0.9900%, 1.2410%, 7/10/24‡	6,700,000	6,767,305
Mizuho Financial Group, Inc., ICE LIBOR USD 3 Month + 0.6100%, 0.8490%, 9/8/24‡	6,700,000	6,685,853
Morgan Stanley, ICE LIBOR USD 3 Month + 1.4000%, 1.6086%, 4/21/21‡	4,175,000	4,200,742
Morgan Stanley, 5.0000%, 9/30/21	AUD200,000	145,953
Morgan Stanley, ICE LIBOR USD 3 Month + 1.1800%, 1.3984%, 1/20/22‡	$2,850,000	2,856,289
Morgan Stanley, ICE LIBOR USD 3 Month + 0.8300%, 0.9180%, 6/10/22‡	5,100,000	5,113,260
Morgan Stanley, ICE LIBOR USD 3 Month + 0.9300%, 1.1458%, 7/22/22‡	5,000,000	5,024,000
Morgan Stanley, ICE LIBOR USD 3 Month + 0.7000%, 0.7890%, 1/20/23‡	10,500,000	10,528,035
Morgan Stanley, CDOR USD 3 Month + 0.30000%, 0.7900%, 2/3/23‡	CAD8,150,000	6,109,734
Morgan Stanley, ICE LIBOR USD 3 Month + 1.4000%, 1.6148%, 10/24/23‡	$10,005,000	10,182,834
Morgan Stanley, ICE LIBOR USD 3 Month + 0.8470%, 3.7370%, 4/24/24‡	3,500,000	3,763,708
National Australia Bank, Ltd., ICE LIBOR USD 3 Month + 0.3500%, 0.5741%, 1/12/21‡	1,700,000	1,701,142
National Australia Bank, Ltd., 2.5000%, 1/12/21	4,050,000	4,065,876
National Australia Bank, Ltd., ICE LIBOR USD 3 Month + 0.5800%, 0.8074%, 9/20/21 (144A)‡	5,500,000	5,520,625
National Australia Bank, Ltd., 3.3750%, 9/20/21	2,750,000	2,824,250
National Australia Bank, Ltd., ICE LIBOR USD 3 Month + 0.7100%, 0.9588%, 11/4/21 (144A)‡	7,200,000	7,243,600
National Australia Bank, Ltd., ICE LIBOR USD 3 Month + 0.7200%, 0.9761%, 5/22/22 (144A)‡	6,000,000	6,053,578
National Australia Bank, Ltd., 90 Day Australian Bank Bill Rate + 0.8000%, 0.9021%, 2/10/23‡	AUD2,000,000	1,423,592
National Australia Bank, Ltd., 90 Day Australian Bank Bill Rate + 2.4000%, 2.4900%, 9/21/26‡	23,216,000	16,499,108
National Australia Bank, Ltd., 90 Day Australian Bank Bill Rate + 2.1500%, 2.2500%, 5/17/29‡	300,000	218,515
National Australia Bank, Ltd., 90 Day Australian Bank Bill Rate + 2.0200%, 2.1213%, 11/18/31‡	300,000	212,657
Nordea Bank Abp, 1.0000%, 6/9/23 (144A)	$6,300,000	6,379,942
Nordea Bank Abp, ICE LIBOR USD 3 Month + 0.9400%, 1.1959%, 8/30/23 (144A)‡	5,700,000	5,710,121
Nordea Bank Abp, 0.7500%, 8/28/25 (144A)	9,000,000	8,982,122
Oversea-Chinese Banking Corp., Ltd., 4.2500%, 6/19/24 (144A)	616,000	672,732
Oversea-Chinese Banking Corp., Ltd., 4.2500%, 6/19/24	2,930,000	3,199,846
QIC Finance Shopping Center Fund Pty, Ltd., 90 Day Australian Bank Bill Rate + 1.2700%, 1.3700%, 8/15/25‡	AUD2,620,000	1,785,449
Royal Bank of Canada, ICE LIBOR USD 3 Month + 0.7300%, 0.9444%, 2/1/22‡	$620,000	625,361
Royal Bank of Canada, 2.8000%, 4/29/22	1,200,000	1,243,333
Royal Bank of Canada, ICE LIBOR USD 3 Month + 0.3600%, 0.5778%, 1/17/23‡	11,920,000	11,956,443
Royal Bank of Canada, ICE LIBOR USD 3 Month + 0.6600%, 0.8940%, 10/5/23‡	6,995,000	7,071,937
Royal Bank of Canada, 0.5000%, 10/26/23	5,500,000	5,493,212
Scentre Group Trust 1, 4.5000%, 9/8/21	AUD10,500,000	7,515,095
Shinhan Bank Co., Ltd., 90 Day Australian Bank Bill Rate + 1.1000%, 1.1900%, 3/17/21‡	$5,620,000	3,957,024
Shopping Centres Australasia Property Retail Trust, 3.9000%, 6/7/24	4,100,000	3,078,601
Stockland Trust, 8.2500%, 11/25/20	1,000,000	705,347
Sumitomo Mitsui Financial Group, Inc., ICE LIBOR USD 3 Month + 1.1400%, 1.3578%, 10/19/21‡	2,070,000	2,089,939

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

12 ½ OCTOBER 31, 2020

Janus Henderson Short Duration Income ETF

Schedule of Investments

October 31, 2020

	Shares/ Principal Amounts	Value
Corporate Bonds – (continued)
Financial – (continued)
Sumitomo Mitsui Financial Group, Inc., 90 Day Australian Bank Bill Rate + 1.2700%, 1.3600%, 3/29/22‡	AUD1,136,000	$ 802,240
Sumitomo Mitsui Financial Group, Inc., ICE LIBOR USD 3 Month + 0.7800%, 1.0041%, 7/12/22‡	$1,200,000	1,208,840
Sumitomo Mitsui Financial Group, Inc., 2.7840%, 7/12/22	420,000	436,401
Sumitomo Mitsui Financial Group, Inc., ICE LIBOR USD 3 Month + 0.7400%, 0.9578%, 10/18/22‡	1,000,000	1,007,699
Sumitomo Mitsui Financial Group, Inc., ICE LIBOR USD 3 Month + 0.7400%, 0.9578%, 1/17/23‡	5,000,000	5,026,901
Sumitomo Mitsui Financial Group, Inc., ICE LIBOR USD 3 Month + 0.8600%, 1.0778%, 7/19/23‡	5,900,000	5,949,986
Sumitomo Mitsui Financial Group, Inc., 2.6960%, 7/16/24	1,200,000	1,276,607
Sumitomo Mitsui Trust Bank, Ltd., 0.8000%, 9/12/23 (144A)	4,800,000	4,817,679
Suncorp Group, Ltd., 90 Day Australian Bank Bill Rate + 2.1500%, 2.2400%, 12/5/28‡	AUD11,450,000	8,093,828
Suncorp-Metway, Ltd., 2.3750%, 11/9/20 (144A)	$5,100,000	5,101,794
Suncorp-Metway, Ltd., 3.3000%, 4/15/24 (144A)	8,920,000	9,639,196
Teachers Mutual Bank, Ltd., 90 Day Australian Bank Bill Rate + 1.3700%, 1.4600%, 7/2/21‡	AUD1,470,000	1,039,410
Toronto-Dominion Bank, ICE LIBOR USD 3 Month + 0.5300%, 0.7760%, 12/1/22‡	$4,900,000	4,939,179
Toronto-Dominion Bank, ICE LIBOR USD 3 Month + 0.4800%, 0.5696%, 1/27/23‡	4,620,000	4,633,214
Toronto-Dominion Bank, ICE LIBOR USD 3 Month + 0.6400%, 0.8578%, 7/19/23‡	4,900,000	4,956,375
Toronto-Dominion Bank, 0.4500%, 9/11/23	1,800,000	1,797,103
Toronto-Dominion Bank, 1.1500%, 6/12/25	7,200,000	7,309,822
United Overseas Bank, Ltd., ICE LIBOR USD 3 Month + 0.4800%, 0.6891%, 4/23/21 (144A)‡	2,500,000	2,501,956
United Overseas Bank, Ltd., USD SWAP SEMI 30/360 5YR + 1.6540%, 2.8800%, 3/8/27‡	2,050,000	2,086,839
United Overseas Bank, Ltd., US Treasury Yield Curve Rate + 1.5000%, 3.7500%, 4/15/29 (144A)‡	3,100,000	3,298,686
Vicinity Centres Trust, 3.5000%, 4/26/24	AUD4,210,000	3,095,838
Wells Fargo & Co., 90 Day Australian Bank Bill Rate + 1.3200%, 1.3763%, 7/27/21‡	2,197,000	1,551,782
Wells Fargo & Co., ICE LIBOR USD 3 Month + 0.9300%, 1.1825%, 2/11/22‡	$1,083,000	1,085,234
Wells Fargo & Co., 90 Day Australian Bank Bill Rate + 1.1000%, 1.1563%, 4/27/22‡	AUD4,000,000	2,824,304
Wells Fargo & Co., ICE LIBOR USD 3 Month + 1.1100%, 1.3248%, 1/24/23‡	$1,250,000	1,259,472
Wells Fargo & Co., ICE LIBOR USD 3 Month + 1.6000%, 1.6540%, 6/2/24‡	23,400,000	23,915,815
Wells Fargo & Co., ICE LIBOR USD 3 Month + 0.7500%, 2.1640%, 2/11/26‡	9,020,000	9,370,409
Westpac Banking Corp., ICE LIBOR USD 3 Month + 0.8500%, 1.0741%, 1/11/22‡	550,000	554,599
Westpac Banking Corp., 90 Day Australian Bank Bill Rate + 1.1100%, 1.2100%, 2/7/22‡	AUD2,000,000	1,421,691
Westpac Banking Corp., ICE LIBOR USD 3 Month + 0.7100%, 0.9433%, 6/28/22‡	$750,000	756,752
Westpac Banking Corp., ICE LIBOR USD 3 Month + 0.5700%, 0.7941%, 1/11/23‡	3,600,000	3,628,757
Westpac Banking Corp., ICE LIBOR USD 3 Month + 0.3900%, 0.6141%, 1/13/23‡	10,000,000	10,049,972
Westpac Banking Corp., ICE LIBOR USD 3 Month + 0.7200%, 1.0001%, 5/15/23‡	2,244,000	2,271,085
Westpac Banking Corp., 90 Day Australian Bank Bill Rate + 0.9500%, 1.0500%, 11/16/23‡	AUD14,000,000	10,039,679
Westpac Banking Corp., ICE LIBOR USD 3 Month + 0.7700%, 1.0038%, 2/26/24‡	$3,950,000	4,005,496
Westpac Banking Corp., 2.3500%, 2/19/25	950,000	1,011,120
Westpac Banking Corp., 90 Day Australian Bank Bill Rate + 3.1000%, 3.1911%, 3/10/26‡	AUD6,600,000	4,668,850
Westpac Banking Corp., 90 Day Australian Bank Bill Rate + 1.4000%, 1.5000%, 2/16/28‡	800,000	559,105
Westpac Banking Corp., 90 Day Australian Bank Bill Rate + 1.8000%, 1.8900%, 6/22/28‡	15,800,000	11,154,534
Westpac Banking Corp., 90 Day Australian Bank Bill Rate + 1.8300%, 4.3340%, 8/16/29‡	13,322,000	9,825,293
Westpac Banking Corp., 90 Day Australian Bank Bill Rate + 1.9800%, 2.0717%, 8/27/29‡	4,400,000	3,128,702

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Detroit Street Trust ½ 13

Janus Henderson Short Duration Income ETF

Schedule of Investments

October 31, 2020

	Shares/ Principal Amounts	Value
Corporate Bonds – (continued)
Financial – (continued)
Westpac Banking Corp., US Treasury Yield Curve Rate + 1.3500%, 2.8940%, 2/4/30‡	$5,750,000	$ 5,926,751

		1,049,674,297
Government – 0.4%
Inter-American Development Bank, 5.5000%, 8/23/21	INR257,500,000	3,487,886
International Bank for Reconstruction & Development, 3.5000%, 1/22/21	NZD7,415,000	4,933,964
International Bank for Reconstruction & Development, 3.0000%, 2/2/23	2,100,000	1,475,399

		9,897,249
Industrial – 3.3%
Australia Pacific Airports Melbourne Pty, Ltd., 3.7500%, 11/4/26	AUD100,000	74,605
Caterpillar Financial Services Corp., ICE LIBOR USD 3 Month + 0.3500%, 0.5980%, 12/7/20‡	$3,600,000	3,601,285
Caterpillar Financial Services Corp., ICE LIBOR USD 3 Month + 0.2300%, 0.4804%, 3/15/21‡	1,500,000	1,501,317
Caterpillar Financial Services Corp., ICE LIBOR USD 3 Month + 0.2000%, 0.4569%, 11/12/21‡	9,150,000	9,163,844
Caterpillar Financial Services Corp., ICE LIBOR USD 3 Month + 0.5900%, 0.8380%, 6/6/22‡	2,400,000	2,415,285
Caterpillar Financial Services Corp., ICE LIBOR USD 3 Month + 0.5100%, 0.7901%, 5/15/23‡	1,900,000	1,914,691
Caterpillar Financial Services Corp., 0.6500%, 7/7/23	4,600,000	4,627,681
Caterpillar Financial Services Corp., 2.1500%, 11/8/24	2,150,000	2,271,832
Downer Group Finance Pty, Ltd., 4.5000%, 3/11/22	AUD2,480,000	1,788,535
John Deere Capital Corp., 0.5500%, 7/5/22	$8,800,000	8,839,911
New Terminal Financing Co. Pty, Ltd., 90 Day Australian Bank Bill Rate + 1.4500%, 1.5300%, 7/12/24‡	AUD8,200,000	5,576,179
Northrop Grumman Corp., 3.5000%, 3/15/21	$5,450,000	5,513,683
Perth Airport Pty, Ltd., 5.5000%, 3/25/21	AUD12,142,000	8,659,362
QPH Finance Co. Pty, Ltd., 5.0000%, 7/7/21	5,310,000	3,832,937
QPH Finance Co. Pty, Ltd., 3.7500%, 6/7/23	500,000	368,806
Sydney Airport Finance Co. Pty, Ltd., 5.1250%, 2/22/21 (144A)	$1,150,000	1,163,729
Sydney Airport Finance Co. Pty, Ltd., 3.9000%, 3/22/23	1,230,000	1,297,240
Sydney Airport Finance Co. Pty, Ltd., 3.9000%, 3/22/23 (144A)	800,000	843,733
Sydney Airport Finance Co. Pty, Ltd., 3.3750%, 4/30/25 (144A)	1,500,000	1,593,820
Sydney Airport Finance Co. Pty, Ltd., 3.3750%, 4/30/25	2,370,000	2,518,235
Sydney Airport Finance Co. Pty, Ltd., 3.6250%, 4/28/26 (144A)	14,400,000	15,495,615
Trimble, Inc., 4.1500%, 6/15/23	4,000,000	4,316,968
Vulcan Materials Co., ICE LIBOR USD 3 Month + 0.6500%, 0.8960%, 3/1/21‡	2,500,000	2,498,225

		89,877,518
Technology – 4.9%
Apple, Inc., 1.5500%, 8/4/21	1,100,000	1,109,100
Apple, Inc., 2.1000%, 9/12/22	1,300,000	1,341,479
Apple, Inc., 2.4000%, 1/13/23	5,100,000	5,319,031
Apple, Inc., 0.7500%, 5/11/23	3,510,000	3,544,083
Apple, Inc., 1.8000%, 9/11/24	6,900,000	7,212,418
Apple, Inc., 0.5500%, 8/20/25	3,600,000	3,582,356
Broadcom Corp. / Broadcom Cayman Finance, Ltd., 2.6500%, 1/15/23	2,400,000	2,495,976
Broadcom Corp. / Broadcom Cayman Finance, Ltd., 3.6250%, 1/15/24	10,150,000	10,903,307
Broadcom, Inc., 2.2500%, 11/15/23	5,800,000	6,024,818
Broadcom, Inc., 4.7000%, 4/15/25	2,300,000	2,613,567
Fiserv, Inc., 3.8000%, 10/1/23	14,945,000	16,284,693
Hewlett Packard Enterprise Co., 4.4000%, 10/15/22	2,000,000	2,132,756
Hewlett Packard Enterprise Co., 1.4500%, 4/1/24	21,800,000	22,198,946
IBM Credit LLC, ICE LIBOR USD 3 Month + 0.4700%, 0.7259%, 11/30/20‡	6,500,000	6,502,092
IBM Credit LLC, ICE LIBOR USD 3 Month + 0.2600%, 0.4784%, 1/20/21‡	3,200,000	3,201,719
International Business Machines Corp., ICE LIBOR USD 3 Month + 0.4000%, 0.6535%, 5/13/21‡	700,000	701,328
International Business Machines Corp., 2.8500%, 5/13/22	10,600,000	11,005,381

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

14 ½ OCTOBER 31, 2020

Janus Henderson Short Duration Income ETF

Schedule of Investments

October 31, 2020

	Shares/ Principal Amounts	Value
Corporate Bonds – (continued)
Technology – (continued)
Intuit, Inc., 0.6500%, 7/15/23	$ 13,565,000	$ 13,658,084
Oracle Corp., 2.5000%, 5/15/22	2,950,000	3,037,020
Oracle Corp., 2.5000%, 4/1/25	10,100,000	10,818,526

		133,686,680
Utilities – 4.9%
AGL Energy, Ltd., 5.0000%, 11/5/21	AUD25,980,000	18,639,223
Ausgrid Finance Pty, Ltd., 3.8500%, 5/1/23 (144A)	$7,740,000	8,176,314
Ausgrid Finance Pty, Ltd., 90 Day Australian Bank Bill Rate + 1.2200%, 1.2768%, 10/30/24‡	AUD21,600,000	15,174,495
Ausgrid Finance Pty, Ltd., 3.7500%, 10/30/24	15,820,000	12,193,904
AusNet Services Holdings Pty, Ltd., 7.5000%, 4/1/21	8,500,000	6,127,073
AusNet Services Holdings Pty, Ltd., 5.3750%, 7/2/24	4,400,000	3,447,340
Australian Gas Networks Vic 3 Pty, Ltd., 4.5000%, 12/17/21	$1,650,000	1,205,555
Australian Gas Networks, Ltd., 90 Day Australian Bank Bill Rate + 0.4200%, 0.5100%, 7/1/26‡	3,000,000	1,946,632
Energy Partnership Gas Pty, Ltd., 3.6420%, 12/11/24	2,520,000	1,926,688
ETSA Utilities Finance Pty, Ltd., 90 Day Australian Bank Bill Rate + 1.0200%, 1.1100%, 8/29/22‡	4,750,000	3,338,171
ETSA Utilities Finance Pty, Ltd., 90 Day Australian Bank Bill Rate + 1.0400%, 1.1300%, 12/13/23‡	500,000	350,175
ETSA Utilities Finance Pty, Ltd., 3.5000%, 8/29/24	5,480,000	4,174,873
Florida Power & Light Co., ICE LIBOR USD 3 Month + 0.3800%, 0.6023%, 7/28/23‡	9,400,000	9,404,446
Korea East-West Power Co., Ltd., 3.8750%, 7/19/23 (144A)	3,780,000	4,102,321
Korea East-West Power Co., Ltd., 1.7500%, 5/6/25	5,854,000	6,045,165
Korea Southern Power Co. Ltd., 90 Day Australian Bank Bill Rate + 0.9700%, 1.0268%, 10/30/24‡	AUD1,500,000	1,055,022
Network Finance Co. Pty, Ltd., 90 Day Australian Bank Bill Rate + 1.2300%, 1.3204%, 12/6/24‡	14,120,000	9,936,092
SGSP Australia Assets Pty, Ltd., 5.5000%, 3/12/21	2,500,000	1,786,684
SGSP Australia Assets Pty, Ltd., 3.3000%, 4/9/23	$13,000,000	13,639,260
United Energy Distribution Pty, Ltd., 90 Day Australian Bank Bill Rate + 0.9700%, 1.0700%, 2/7/23‡	AUD3,000,000	2,106,765
United Energy Distribution Pty, Ltd., 3.8500%, 10/23/24	5,900,000	4,594,431
United Energy Distribution Pty, Ltd., 2.2000%, 10/29/26	2,700,000	1,995,728
Victoria Power Networks Finance Pty, Ltd., 4.0000%, 8/18/27	3,100,000	2,473,088

		133,839,445
Total Corporate Bonds (cost $1,975,554,450)		1,994,861,803
Mortgage-Backed Securities – 0.8%
Firstmac Mortgage Funding Trust No 4, 30 Day Australian Bank Bill Rate + 1.3000%, 1.3900%, 3/8/49‡	2,700,000	1,897,376
La Trobe Financial Capital Markets Trust, 30 Day Australian Bank Bill Rate + 1.9000%, 1.9900%, 1/12/49‡	2,876,779	2,024,511
La Trobe Financial Capital Markets Trust, 30 Day Australian Bank Bill Rate + 2.3500%, 2.4400%, 3/12/50‡	2,300,000	1,606,006
Liberty Series, 30 Day Australian Bank Bill Rate + 1.3500%, 1.4400%, 4/10/49‡	131,291	92,204
Liberty Series, 30 Day Australian Bank Bill Rate + 1.6500%, 1.7400%, 10/10/49‡	11,070,693	7,779,488
Pepper Residential Securities, 30 Day Australian Bank Bill Rate + 1.4000%, 1.4889%, 8/12/58‡	115,052	80,795
Pepper Residential Securities, ICE LIBOR USD 1 Month + 1.0000%, 1.1514%, 6/20/60 (144A)‡	$1,938,094	1,941,021
Pepper Residential Securities, ICE LIBOR USD 1 Month + 0.9000%, 1.0473%, 11/18/60 (144A)‡	872,200	873,922
RedZed Trust Series, 30 Day Australian Bank Bill Rate + 2.4000%, 2.4900%, 3/9/50‡	AUD3,800,000	2,682,639
RESIMAC Premier, ICE LIBOR USD 1 Month + 0.9500%, 1.0953%, 9/11/48 (144A)‡	$889,589	889,417
RESIMAC Premier, ICE LIBOR USD 1 Month + 0.8000%, 0.9453%, 11/10/49 (144A)‡	1,529,401	1,530,198
Total Mortgage-Backed Securities (cost $21,537,266)		21,397,577

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Detroit Street Trust ½ 15

Janus Henderson Short Duration Income ETF

Schedule of Investments

October 31, 2020

	Shares/ Principal Amounts	Value
Foreign Government Bonds – 1.2%
Export-Import Bank of Korea, ICE LIBOR USD 3 Month + 0.5750%, 0.8210%, 6/1/21‡	$ 13,532,000	$ 13,558,827
Korea Hydro & Nuclear Power Co., Ltd., 3.7500%, 7/25/23 (144A)	8,050,000	8,698,913
Korea National Oil Corp., 2.0000%, 10/24/21	4,746,000	4,815,016
Korea National Oil Corp., 0.8750%, 10/5/25 (144A)	6,500,000	6,451,187
Total Foreign Government Bonds (cost $33,006,569)		33,523,943
Investment Companies – 8.3%
Money Markets – 8.3%
State Street Institutional U.S. Government Money Market Fund, 0.0264% (cost $226,716,286) ¥	226,716,286	226,716,286
Commercial Paper – 13.7%
Canadian Natural Resources, Ltd., 0.2030%, 11/2/20 (Section 4(2))	13,400,000	13,399,832
Canadian Natural Resources, Ltd., 0.2030%, 11/10/20 (Section 4(2))	24,000,000	23,998,827
Canadian Tire Corp., 0.1520%, 11/2/20 (Section 4(2))	19,200,000	19,199,760
Centennial Energy Holdings, Inc., 0.2530%, 11/2/20 (Section 4(2))	13,000,000	12,999,838
CNPC Finance HK, Ltd., 0.4160%, 11/2/20 (Section 4(2))	18,500,000	18,499,709
Edison International, 0.2640%, 11/9/20 (Section 4(2))	21,000,000	20,999,078
Enable Midstream Partners LP, 0.5270%, 11/2/20 (Section 4(2))	3,800,000	3,799,873
Enable Midstream Partners LP, 0.5580%, 11/4/20 (Section 4(2))	24,000,000	23,998,667
Energy Transfer Partners LP, 0.6080%, 11/2/20 (Section 4(2))	48,450,000	48,448,385
General Motors Financial Co., Inc., 0.4870%, 11/3/20 (Section 4(2))	10,000,000	9,999,486
Glencore Funding LLC, 0.3240%, 11/5/20 (Section 4(2))	27,000,000	26,998,960
Jabil, Inc., 0.6590%, 11/6/20 (Section 4(2))	26,500,000	26,497,939
Motiva Enterprises LLC, 0.2230%, 11/12/20 (Section 4(2))	26,000,000	25,998,451
National Fuel Gas Co., 0.3240%, 11/2/20 (Section 4(2))	9,000,000	8,999,888
National Fuel Gas Co., 1.6560%, 11/2/20 (Section 4(2))	10,000,000	9,998,833
Smithfield Foods, Inc., 0.2030%, 11/2/20 (Section 4(2))	26,500,000	26,499,216
Smithfield Foods, Inc., 0.2130%, 11/2/20 (Section 4(2))	6,700,000	6,699,802
VW Credit, Inc., 0.1880%, 11/16/20 (Section 4(2))	20,000,000	19,998,347
Western Union Co., 0.1520%, 11/2/20 (Section 4(2))	7,700,000	7,699,882
Western Union Co., 0.2030%, 11/2/20 (Section 4(2))	18,700,000	18,699,713
Total Commercial Paper (cost $373,441,538)		373,434,486
Total Investments (total cost $2,630,256,109) – 97.2%		2,649,934,095
Cash, Receivables and Other Assets, net of Liabilities – 2.8%		76,591,573
Net Assets – 100%		$2,726,525,668

Summary of Investments by Country – (Long Positions) (unaudited)

Country	Value	% of Investment Securities
United States	$1,598,873,940	60.3%
Australia	597,557,252	22.6
Canada	117,656,521	4.4
Japan	61,288,020	2.3
South Korea	49,196,462	1.9
Singapore	40,859,452	1.5
United Kingdom	35,251,217	1.3
China	33,414,671	1.3
Ireland	25,043,518	0.9
Hong Kong	21,105,362	0.8
Finland	21,072,185	0.8
Netherlands	19,898,183	0.8
New Zealand	15,744,595	0.6
Cayman Islands	12,972,717	0.5
Total	$2,649,934,095	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

16 ½ OCTOBER 31, 2020

Janus Henderson Short Duration Income ETF

Schedule of Investments

October 31, 2020

Schedule of Forward Foreign Currency Exchange Contracts, Open

Counterparty/ Foreign Currency	Settlement Date	Foreign Currency Amount Sold/ (Purchased)	USD Currency Amount Sold/ (Purchased)	Market Value and Unrealized Appreciation (Depreciation)
Bank of America N.A.
Australian Dollar	11/24/20	6,100,000	$(4,458,032)	$173,827
Citibank N.A.
Australian Dollar	11/24/20	1,000,000	(730,617)	28,288
Australian Dollar	11/24/20	1,500,000	(1,071,248)	17,755
Canadian Dollar	11/24/20	16,800,000	(12,749,734)	148,925
Canadian Dollar	11/24/20	10,000,000	(7,619,408)	118,927
Canadian Dollar	11/24/20	4,520,000	(3,464,583)	74,365
New Zealand Dollar	11/24/20	2,000,000	(1,318,626)	(3,199)
				385,061
J.P. Morgan Chase Bank
Australian Dollar	11/24/20	19,000,000	(13,840,037)	495,789
Australian Dollar	11/24/20	13,400,000	(9,606,956)	195,749
Australian Dollar	11/24/20	2,400,000	(1,768,320)	82,731
Australian Dollar	11/24/20	2,300,000	(1,673,993)	58,637
Australian Dollar	11/24/20	3,500,000	(2,509,850)	51,699
Australian Dollar	11/24/20	1,600,000	(1,161,915)	38,189
Australian Dollar	11/24/20	2,500,000	(1,793,550)	37,728
Australian Dollar	11/24/20	5,000,000	(3,547,470)	35,826
Australian Dollar	11/24/20	2,500,000	(1,791,175)	35,353
Australian Dollar	11/24/20	1,000,000	(734,496)	32,167
Australian Dollar	11/24/20	1,500,000	(1,083,177)	29,684
Australian Dollar	11/24/20	1,000,000	(718,018)	15,689
Australian Dollar	11/24/20	5,500,000	(3,859,955)	(2,854)
Euro	11/24/20	2,100,000	(2,494,708)	47,392
New Zealand Dollar	11/24/20	7,400,000	(4,829,906)	(60,845)
Australian Dollar	11/24/20	(2,000,000)	1,412,360	(7,702)
Australian Dollar	11/24/20	(8,140,000)	5,750,560	(33,603)
Australian Dollar	11/24/20	(5,000,000)	3,563,380	(51,736)
Australian Dollar	11/24/20	(20,000,000)	14,454,300	(407,723)
				592,170
Morgan Stanley & Co.
Australian Dollar	11/24/20	22,000,000	(16,013,118)	561,883
Australian Dollar	11/24/20	6,700,000	(4,811,944)	106,341
Australian Dollar	11/24/20	2,600,000	(1,917,978)	91,923
Australian Dollar	11/24/20	4,500,000	(3,234,764)	74,284
Australian Dollar	11/24/20	3,000,000	(2,147,485)	40,498
Australian Dollar	11/24/20	7,000,000	(4,948,382)	32,080
Australian Dollar	11/24/20	500,000	(357,448)	6,284
Australian Dollar	11/24/20	7,800,000	(5,473,618)	(4,547)
Korean Won	11/27/20	4,650,000,000	(3,907,891)	(184,995)
Thailand Baht	11/27/20	162,000,000	(5,113,233)	(83,570)
				640,181
State Street Bank and Trust Company
Australian Dollar	11/24/20	467,000,000	(335,796,350)	7,808,780
Total				$9,600,019

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Detroit Street Trust ½ 17

Janus Henderson Short Duration Income ETF

Schedule of Investments

October 31, 2020

Schedule of Futures Contracts

Description	Number of Contracts	Expiration Date	Value and Notional Amount	Unrealized Appreciation (Depreciation)	Variation Margin Asset/(Liability)
Futures Bought:
2-Year U.S. Treasury Note	235	12/31/20	$51,898,281	$(5,865)	$(928)
3-Year Australian Bond	60	12/15/20	4,948,950	19,437	3,075
				13,572	2,147
Futures Sold:
10-Year U.S. Treasury Note	87	12/21/20	(12,025,031)	82,105	12,988
5-Year U.S. Treasury Note	516	12/31/20	(64,810,407)	160,205	25,325
				242,310	38,313
Total				$255,882	$40,460

Schedule of Centrally Cleared Interest Rate Swaps

Payments made by Fund	Payments received by Fund	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Variation Margin Asset/(Liability)
6 Month BBSW	0.7425% Fixed	Semi-Annually	6/10/25	117,800,000 AUD	$—	$559,898	$(8,990)
6 Month BBSW	0.5560% Fixed	Semi-Annually	7/24/25	203,200,000 AUD	—	366,224	(15,441)
3 Month CDOR	0.7150% Fixed	Semi-Annually	7/14/23	256,300,000 CAD	—	30,250	(20,750)
3 Month CDOR	0.6910% Fixed	Semi-Annually	7/14/23	256,300,000 CAD	—	(15,574)	(20,745)
6 Month BBSW	0.6625% Fixed	Semi-Annually	8/06/26	280,300,000 AUD	—	(82,348)	(21,236)
3 Month CDOR	0.6700% Fixed	Semi-Annually	8/06/23	273,000,000 CAD	—	(105,263)	(22,087)
6 Month BBSW	0.6990% Fixed	Semi-Annually	10/15/26	270,000,000 AUD	—	(134,769)	(20,450)
0.2160% Fixed	6 Month BBSW	Semi-Annually	7/24/23	135,500,000 AUD	—	(363,989)	(10,270)
Total					$—	$254,429	$(139,969)

The following table, grouped by derivative type, provides information about the fair value and location of derivatives within the Statement of Assets and Liabilities as of October 31, 2020

Fair Value of Derivative Instruments (not accounted for as hedging instruments) as of October 31, 2020

	Credit Contracts	Interest Rate Contracts	Currency Contracts	Total

Asset Derivatives:
Forward foreign currency exchange contracts	$—	$—	$10,440,793	10,440,793
Variation margin receivable	—	41,388	—	41,388
Total Asset Derivatives	$—	$41,388	$10,440,793	$10,482,181

Liability Derivatives:
Forward foreign currency exchange contracts	$—	$—	$840,774	$840,774
Variation margin payable	—	140,897	—	140,897
Total Liability Derivatives	$—	$140,897	$840,774	$981,671

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

18 ½ OCTOBER 31, 2020

Janus Henderson Short Duration Income ETF

Schedule of Investments

October 31, 2020

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended October 31, 2020.

The effect of Derivative Instruments (not accounted for as hedging instruments) on the Statement of Operations for the year ended October 31, 2020

Amount of Realized Gain/(Loss) Recognized on Derivatives
Derivative	Credit Contracts	Interest Rate Contracts	Currency Contracts	Total
Forward foreign currency exchange contracts	$—	$—	$(16,109,113)	$(16,109,113)
Futures contracts	—	2,201,435	—	2,201,435
Swap contracts	1,487,548	85,136	—	1,572,684
Purchased option contracts	—	(1,141,433)	488,104	(653,329)
Written swaption contracts	—	61,694	—	61,694
Total	$1,487,548	$1,206,832	$(15,621,009)	$(12,926,629)

Amount of Change in Unrealized Appreciation/(Depreciation) Recognized on Derivatives
Derivative	Credit Contracts	Interest Rate Contracts	Currency Contracts	Total
Forward foreign currency exchange contracts	$—	$—	$12,224,418	$12,224,418
Futures contracts	—	81,485	—	81,485
Swap contracts	331,941	254,429	—	586,370
Purchased options contracts	—	781,016	190,646	971,662
Total	$331,941	$1,116,930	$12,415,064	$13,863,935

Please see the “Net realized and change in unrealized gain/(loss) on investments” sections of the Fund’s Statement of Operations.

Average ending Monthly Market Value of Derivative Instruments During the Year Ended October 31, 2020

Derivative	Market Value
Forward foreign currency exchange contracts, purchased(a)	$11,103,379
Forward foreign currency exchange contracts, sold(a)	332,158,127
Futures contracts, purchased	111,271,839
Futures contracts, sold	35,704,312
Centrally Cleared Credit default swaps, buy protection	(1,022,204)
Centrally Cleared Interest rate swaps, long	362,728,754
Centrally Cleared Interest rate swaps, short	362,679,279
Purchased call option	1,513
Purchased put option	568,402
Written call swaption	2,337

(a)	Forward foreign currency exchange contracts are reported as the average ending monthly currency amount purchased or sold.

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Detroit Street Trust ½ 19

Janus Henderson Short Duration Income ETF

Notes to Schedule of Investments and Other Information

October 31, 2020

FTSE 3-Month U.S. Treasury Bill Index	FTSE 3-Month U.S. Treasury Bill Index tracks the performance of short-term U.S. government debt securities.

BBSW	Bank Bill Swap Reference Rate (Australia)

CDOR	Canadian Dollar Offered Rate

ICE	Intercontinental Exchange

LIBOR	LIBOR (London Interbank Offered Rate) is a short-term interest rate that banks offer one another and generally represents current cash rates.

LLC	Limited Liability Company

LP	Limited Partnership

PLC	Public Limited Company

¥	Rate reflects 7 day yield as of October 31, 2020.

Section 4(2)	Securities subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the Securities Act of 1933, as amended. The total value of Section 4(2) securities as of the year ended October 31, 2020 is $373,434,486, which represents 13.7% of net assets.

144A	Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1993 Act. Unless otherwise noted, these securities have been determined to be liquid in accordance with the requirements of Rule 22e-4, under the 1940 Act. The total value of 144A securities as of the year ended October 31, 2020 is $355,148,985 which represents 13.0% of net assets.

‡	Variable or floating rate security. Rate shown is the current rate as of October 31, 2020. Certain variable rate securities are not based on a published reference rate and spread; they are determined by the issuer or agent and current market conditions. Reference rate is as of reset date and may vary by security, which may not indicate a reference rate and/or spread in their description.

20 ½ OCTOBER 31, 2020

Janus Henderson Short Duration Income ETF

Notes to Schedule of Investments and Other Information

October 31, 2020

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of October 31, 2020. See Notes to Financial Statements for more information.

Valuation Inputs Summary

	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs

Assets

Investments in Securities:

Corporate Bonds	$—	$1,994,861,803	$—

Mortgage-Backed Securities	—	21,397,577	—

Foreign Government Bonds	—	33,523,943	—

Investment Companies	226,716,286	—	—

Commercial Paper	—	373,434,486	—

Total Investments in Securities	$226,716,286	$2,423,217,809	$—

Other Financial Instruments(a):

Forward Currency Contracts	$—	$10,440,793	$—

Variation Margin Receivable on Futures Contracts	41,388	—	—

Total Other Financial Instruments	$41,388	$10,440,793	$—

Total Assets	$226,757,674	$2,433,658,602	$—

Liabilities

Other Financial Instruments(a):

Forward Currency Contracts	$—	$840,774	$—

Variation Margin Payable on Futures Contracts	928	—	—

Variation Margin Payable on Swaps	—	139,969	—

Total Liabilities	$928	$980,743	$—

(a)

Other financial instruments include forward foreign currency exchange, futures and swap contracts. Forward foreign currency exchange contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract’s value from trade date. Futures, and centrally cleared swap contracts are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date.

Janus Detroit Street Trust ½ 21

Janus Henderson Short Duration Income ETF

Statement of Assets and Liabilities

October 31, 2020

Assets:
Investments, at value(1)	$2,649,934,095
Cash	10,085,367
Cash denominated in foreign currency(2)	3,712,446
Forward foreign currency exchange contracts	10,440,793
Due from broker for centrally cleared swaps	7,446,415
Due from broker for futures	499,937
Receivable for variation margin on futures contracts	41,388
Receivables:
Investments sold	9,242,806
Fund units sold	50,398,030
Interest	9,390,867
Total Assets	2,751,192,144
Liabilities:
Payable for variation margin on futures contracts	928
Payable for variation margin on swaps	139,969
Forward foreign currency exchange contracts	840,774
Payables:
Investments purchased	23,172,317
Management fees	512,488
Total Liabilities	24,666,476
Net Assets	$2,726,525,668
Net Assets Consists of:
Capital (par value and paid-in surplus)	$2,711,104,932
Total distributable earnings (loss)	15,420,736
Total Net Assets	$2,726,525,668
Net Assets	$2,726,525,668
Shares outstanding, $0.001 Par Value (unlimited shares authorized)	54,100,001
Net Asset Value Per Share	$50.40

(1)	Includes cost of $2,630,256,109.
(2)	Includes cost of $3,752,558.

See Notes to Financial Statements.

22 ½ OCTOBER 31, 2020

Janus Henderson Short Duration Income ETF

Statement of Operations

For the year ended October 31, 2020

Investment Income:
Dividends	$282,401
Interest	28,520,488
Foreign tax withheld	(7,296)
Total Investment Income	28,795,593
Expenses:
Management Fees	4,168,042
Total Expenses	4,168,042
Net Investment Income/(Loss)	24,627,551
Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	$(2,230,235)
Forward foreign currency exchange contracts	(16,109,113)
Futures contracts	2,201,435
Swap contracts	1,572,684
Purchased option contracts	(653,329)
Written swaption contracts	61,694
Total Net Realized Gain/(Loss) on Investments	$(15,156,864)
Change in Unrealized Net Appreciation/Depreciation:
Investments and foreign currency translations	$19,367,502
Forward foreign currency exchange contracts	12,224,418
Futures contracts	81,485
Swap contracts	586,370
Purchased option contracts	971,662
Total Change in Unrealized Net Appreciation/Depreciation	$33,231,437
Net Increase/(Decrease) in Net Assets Resulting from Operations	$42,702,124

See Notes to Financial Statements.

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Janus Henderson Short Duration Income ETF

Statements of Changes in Net Assets

	Year Ended October 31, 2020	Year Ended October 31, 2019
Operations:
Net investment income/(loss)	$24,627,551	$25,903,671
Net realized gain/(loss) on investments	(15,156,864)	2,094,352
Change in unrealized net appreciation/depreciation	33,231,437	8,418,323
Net Increase/(Decrease) in Net Assets Resulting from Operations	42,702,124	36,416,346
Dividends and Distributions to Shareholders:
Dividends and Distributions	(25,523,117)	(37,398,440)
Net Decrease from Dividends and Distributions to Shareholders	(25,523,117)	(37,398,440)
Capital Share Transactions	1,671,611,945	308,171,462
Net Increase/(Decrease) in Net Assets	1,688,790,952	307,189,368
Net Assets:
Beginning of year	1,037,734,716	730,545,348
End of year	$2,726,525,668	$1,037,734,716

See Notes to Financial Statements.

24 ½ OCTOBER 31, 2020

Janus Henderson Short Duration Income ETF

Financial Highlights

For a share outstanding during each year or period ended October 31	2020	2019	2018	2017(1)
Net Asset Value, Beginning of Period	$49.89	$50.04	$50.35	$50.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.77	1.39	1.25	0.82
Net realized and unrealized gain/(loss)	0.70	0.53	(0.33)	0.11
Total from Investment Operations	1.47	1.92	0.92	0.93
Less Dividends and Distributions:
Dividends (from net investment income)	(0.96)	(1.43)	(1.23)	(0.58)
Distributions (from capital gains)	—	(0.64)	—	—
Total Dividends and Distributions	(0.96)	(2.07)	(1.23)	(0.58)
Net Asset Value, End of Period	$50.40	$49.89	$50.04	$50.35
Total Return*	2.99%	3.95%	1.86%	1.87%
Net assets, End of Period (in thousands)	$2,726,526	$1,037,735	$730,545	$156,084
Average Net Assets for the Period (in thousands)	$1,601,333	$925,572	$406,711	$66,131
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.26%	0.32%	0.35%	0.35%
Ratio of Net Investment Income/(Loss)	1.54%	2.80%	2.51%	1.71%
Portfolio Turnover Rate(3)	14%	23%	22%	44%

*	Total return not annualized for periods of less than one full year.
**	Annualized for periods of less than one full year.
(1)	Period from November 16, 2016 (commencement of operations) through October 31, 2017.
(2)	Per share amounts are calculated based on average shares outstanding during the year or period.
(3)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creation or redemptions.

See Notes to Financial Statements.

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Janus Henderson Short Duration Income ETF

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Janus Henderson Short Duration Income ETF (the “Fund”) is a series fund. The Fund is part of Janus Detroit Street Trust (the “Trust”), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. As of the date of this report, the Trust offers six Funds each of which represent shares of beneficial interest in a separate portfolio of securities and other assets with its own objective and policies. The Fund seeks to provide a steady income stream with capital preservation across various market cycles. The Fund seeks to consistently outperform the FTSE 3-Month U.S. Treasury Bill Index by a moderate amount through various market cycles while at the same time providing low volatility. The Fund is classified as diversified, as defined in the 1940 Act.

The Fund is an actively-managed exchange-traded fund. Unlike shares of traditional mutual funds, shares of the Fund are not individually redeemable and may only be purchased or redeemed directly from the Fund at net asset value (“NAV”) in large increments called “Creation Units” by certain participants, known as “Authorized Participants.” The Fund will issue or redeem Creation Units in exchange for portfolio securities and/or cash. Except when aggregated in Creation Units, Fund shares are not redeemable securities of the Fund. Shares of the Fund are listed and trade on NYSE Arca, Inc. (“NYSE Arca”), and individual investors can purchase or sell shares in much smaller increments for cash in the secondary market through a broker. These transactions, which do not involve the Fund, are made at market prices that may vary throughout the day and differ from the Fund’s NAV. As a result, you may pay more than NAV (a premium) when you purchase shares and receive less than NAV (a discount) when you sell shares, in the secondary market.

An Authorized Participant (or other broker-dealers making markets in shares of the Fund) may hold of record more than 25% of the outstanding shares of the Fund. From time to time, Authorized Participants (or other broker-dealers making markets in shares of the Fund) may be a beneficial and/or legal owner of the Fund, may be affiliated with an index provider, may be deemed to have control of the Fund and/or may be able to affect the outcome of matters presented for a vote of the shareholders of the Fund. Authorized Participants (or other broker-dealers making markets in shares of the Fund) may execute an irrevocable proxy granting the Distributor, Janus Capital Management LLC (“Janus Capital” or “Janus”) or an affiliate of Janus Capital power to vote or abstain from voting such Authorized Participant’s beneficially or legally owned shares of the Fund. In such cases, the agent shall mirror vote (or abstain from voting) such shares in the same proportion as all other beneficial owners of the Fund.

The following accounting policies have been followed by the Fund and are in conformity with United States of America generally accepted accounting principles (“US GAAP”).

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities, including shares of exchange-traded funds, traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available, or are deemed by Janus Capital to be unreliable, are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to

26 ½ OCTOBER 31, 2020

Janus Henderson Short Duration Income ETF

Notes to Financial Statements

“odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; and certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of October 31, 2020 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded daily on an accrual basis and includes amortization of premiums and accretion of discounts. The Fund classifies gains and losses on prepayments received as an adjustment to interest income. Debt securities may be placed in non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivables when collection of all or a portion of interest has become doubtful. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Estimates

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

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Janus Henderson Short Duration Income ETF

Notes to Financial Statements

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

Dividends from net investment income are generally declared and distributed monthly. Net realized capital gains (if any) are distributed annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the NAV. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or a Fund’s total return but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Fund’s equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Derivative Instruments

The Fund may invest in various types of derivatives. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Fund may invest in derivative instruments including, but not limited to: futures, forwards, options, and swaps. Each derivative instrument that was held by the Fund during the year ended October 31, 2020 is discussed in further detail below.

The Fund may use derivative instruments for various investment purposes, such as to manage or hedge portfolio risk, including interest rate risk, enhance return or to manage duration. The Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks including liquidity risk, market risk, credit risk, default risk, counterparty risk and management risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate exactly with the change in the value of the underlying asset, rate or index. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial. The Fund’s ability to use derivatives may also be limited by certain regulatory and tax considerations.

In pursuit of its investment objective, the Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

•	Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

•	Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

•	Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.

•

Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience

28 ½ OCTOBER 31, 2020

Janus Henderson Short Duration Income ETF

Notes to Financial Statements

a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

•	Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Fund’s NAV to likewise decrease.

•

Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Fund may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. Additionally, the Fund may deposit cash and/or treasuries as collateral with the counterparty and/ or custodian daily (based on the daily valuation of the financial asset) if the Fund has a net aggregate unrealized loss on OTC derivative contracts with a particular counterparty. All liquid securities and restricted cash are considered to cover in an amount at all times equal to or greater than the Fund’s commitment with respect to certain exchange-traded derivatives, centrally cleared derivatives, forward foreign currency exchange contracts, short sales, and/or securities with extended settlement dates. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital’s ability to establish and maintain appropriate systems and trading.

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract (“forward currency contract”) is an obligation to buy or sell a specified currency at a future date at a negotiated rate (which may be U.S. dollars or a foreign currency). The Fund may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Fund may also invest in forward currency contracts for nonhedging purposes such as seeking to enhance returns. The Fund is subject to currency risk and counterparty risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

Forward currency contracts are valued by converting the foreign value to U.S. dollars by using the current spot U.S. dollar exchange rate and/or forward rate for that currency. Exchange and forward rates as of the close of the NYSE shall be used to value the forward currency contracts. The unrealized appreciation/(depreciation) for forward currency contracts is reported in the Statement of Assets and Liabilities as a receivable or payable (if applicable) and in the Statement of Operations for the change in unrealized net appreciation/depreciation (if applicable). The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a forward currency contract is reported on the Statement of Operations (if applicable).

During the year, the Fund entered into forward currency contracts with the obligation to purchase foreign currencies in the future at an agreed upon rate in order to take a positive outlook on the related currency. These forward contracts seek to increase exposure to currency risk.

During the year, the Fund entered into forward currency contracts with the obligation to purchase foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Fund.

During the year, the Fund entered into forward currency contracts with the obligation to sell foreign currencies in the future at an agreed upon rate in order to take a negative outlook on the related currency. These forward contracts seek to increase exposure to currency risk.

During the year, the Fund entered into forward currency contracts with the obligation to sell foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Fund.

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Notes to Financial Statements

Futures Contracts

A futures contract is an exchange-traded agreement to take or make delivery of an underlying asset at a specific time in the future for a specific predetermined negotiated price. The Fund may enter into futures contracts for the purchase or sale for future delivery of (i) fixed-income securities, and U.S. government securities and Treasuries, or (ii) contracts based on interest rates. The Fund is subject to interest rate risk and equity risk in the normal course of pursuing its investment objective through its investments in futures contracts. The Fund may also use such derivative instruments to hedge or protect from adverse movements in securities prices or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts on commodities are valued at the settlement price on valuation date on the commodities exchange as reported by an approved vendor. Mini contracts, as defined in the description of the contract, shall be valued using the Actual Settlement Price or “ASET” price type as reported by an approved vendor. Futures contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities (if applicable). The change in unrealized net appreciation/depreciation is reported on the Statement of Operations (if applicable). When a contract is closed, a realized gain or loss is reported on the Statement of Operations (if applicable), equal to the difference between the opening and closing value of the contract.

Securities held by the Fund that are designated as collateral for market value on futures contracts are noted on the Schedule of Investments (if applicable). Such collateral is in the possession of the Fund’s futures option merchant.

With futures, there is minimal counterparty credit risk to the Fund since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

During the year, the Fund purchased interest rate futures to increase exposure to interest rate risk.

During the year, the Fund sold interest rate futures to decrease exposure to interest rate risk.

Options Contracts

An options contract provides the purchaser with the right, but not the obligation, to buy (call option) or sell (put option) a financial instrument at an agreed upon price on or before a specified date. The purchaser pays a premium to the seller for this right. The seller has the corresponding obligation to sell or buy a financial instrument if the purchaser (owner) “exercises” the option. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option are adjusted by the amount of premium received or paid. Upon expiration, or closing of the option transaction, a realized gain or loss is reported on the Statement of Operations (if applicable). The difference between the premium paid/received and the market value of the option is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported on the Statement of Operations (if applicable). Option contracts are typically valued using an approved vendor’s option valuation model. To the extent reliable market quotations are available, option contracts are valued using market quotations. In cases when an approved vendor cannot provide coverage for an option and there is no reliable market quotation, a broker quotation or an internal valuation using the Black-Scholes model, the Cox-Rubenstein Binomial Option Pricing Model, or other appropriate option pricing model is used. Certain options contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities as “Variation margin receivable” or “Variation margin payable” (if applicable).

The Fund may use options contracts to hedge against changes in interest rates, the values of securities, or foreign currencies. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Fund’s hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold. The Fund may be subject to counterparty risk, interest rate risk, liquidity risk, equity risk, commodity risk, and currency risk in the normal course of pursuing its investment objective through its investments in options contracts.

Options traded on an exchange are regulated and the terms of the options are standardized. Options traded OTC expose the Fund to counterparty risk in the event that the counterparty does not perform. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by having the counterparty post collateral to cover the Fund’s exposure to the counterparty.

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Janus Henderson Short Duration Income ETF

Notes to Financial Statements

The Fund may purchase put options to hedge against a decline in the value of its portfolio. By using put options in this way, the Fund will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs. The Fund may purchase call options to hedge against an increase in the price of securities that it may buy in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Fund. The risk in buying options is that the Fund pays a premium whether or not the options are exercised. Options purchased are reported in the Schedule of Investments (if applicable).

During the year, the Fund purchased put options on foreign exchange rates vs. the U.S. dollar in order to decrease foreign currency exposure and increase U.S. dollar exposure where decreasing this exposure via the options market was most attractive.

During the year, the Fund purchased call options on foreign exchange rates vs. the U.S. dollar in order to decrease foreign currency exposure and increase U.S. dollar exposure where decreasing this exposure via the options market was most attractive.

During the year, the Fund purchased put options on bond futures in order to reduce interest rate risk where reducing this exposure via other markets such as the cash bond market was less attractive.

As of October 31, 2020, the Fund did not have any open purchased option contracts.

Options on Swap Contracts (Swaptions)

The Fund may purchase or write covered and uncovered put and call options on swap contracts, commonly referred to as “swaptions”. Swaption contracts grant the purchaser the right, but not the obligation, to enter into a swap transaction at preset terms detailed in the underlying agreement within a specified period of time.

Swaptions can be used for a variety of purposes, including to manage the Fund’s overall exposure to changes in interest or foreign currency exchange rates and credit quality; as an efficient means of adjusting the Fund’s exposure to certain markets; in an effort to enhance income or total return or protect the value of portfolio securities; to serve as a cash management tool; and to adjust portfolio duration or credit risk. Because the use of swaptions generally does not involve the delivery of securities or other underlying assets or principal, the risk of loss with respect to swaptions generally is limited to the net amount of payments that the Fund is contractually obligated to make. There is also a risk of a default by the other party to a swaption, in which case the Fund may not receive the net amount of payments that it contractually is entitled to receive. Entering into a swaption contract involves, to varying degrees, the elements of credit, market, and interest rate risk, associated with both option contracts and swap contracts.

Interest rate written receiver swaptions, if exercised by the purchaser, allow the Fund to short interest rates by entering into a pay fixed/receive float interest rate swap. Selling the interest rate receiver option reduces the exposure to interest rates and the short position becomes more valuable to the Fund as interest rates rise and/or implied interest rate volatility decreases. Interest rate written payer swaptions, if exercised by the purchaser, allow the Fund to take a long position on interest rates by entering into a receive fixed/pay float interest rate swap. Selling the interest rate payer option increases the exposure to interest rates and the short position becomes more valuable to the Fund as interest rates fall and/or implied interest rate volatility decreases. Credit default written receiver swaptions, if exercised by the purchaser, allow the Fund to buy credit protection through credit default swaps.

Selling the credit default receiver option reduces the exposure to the credit risk of the individual issuers and/or indices of issuers and the short position becomes more valuable to the Fund as the likelihood of a credit event on the reference asset(s) increases. Credit default written payer swaptions, if exercised by the purchaser, allow the Fund to sell credit protection through credit default swaps. Selling the credit default payer option increases the exposure to the credit risk of the individual issuers and/or indices of issuers and the short position becomes more valuable to the Fund as the likelihood of a credit event on the reference asset(s) decreases. Swaptions purchased are reported in the Schedule of Investments. Swaptions written are reported as a liability on the Statement of Assets and Liabilities as “Swaptions written, at value” (if applicable).

During the year, the Fund wrote interest rate receiver swaptions (call) in order to reduce the exposure to interest rate risk.

As of October 31, 2020, the Fund did not have any open written swaption contracts.

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Notes to Financial Statements

Swaps

Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year to exchange one set of cash flows for another. The most significant factor in the performance of swap agreements is the change in value of the specific index, security, or currency, or other factors that determine the amounts of payments due to and from the Fund. The use of swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Swap agreements entail the risk that a party will default on its payment obligations to the Fund. If the other party to a swap defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. If the Fund utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Fund and reduce the Fund’s total return.

Swap agreements also bear the risk that the Fund will not be able to meet its obligation to the counterparty. Swap agreements are typically privately negotiated and entered into in the OTC market. However, certain swap agreements are required to be cleared through a clearinghouse and traded on an exchange or swap execution facility. Swaps that are required to be cleared are required to post initial and variation margins in accordance with the exchange requirements. Regulations enacted require the Fund to centrally clear certain interest rate and credit default index swaps through a clearinghouse or central counterparty (“CCP”). To clear a swap with a CCP, the Fund will submit the swap to, and post collateral with, a futures clearing merchant (“FCM”) that is a clearinghouse member.

Index swaps, interest rate swaps, and credit default swaps are valued using an approved vendor supplied price. Basket swaps are valued using a broker supplied price. Equity swaps that consist of a single underlying equity are valued either at the closing price, the latest bid price, or the last sale price on the primary market or exchange it trades. The market value of swap contracts are aggregated by positive and negative values and are disclosed separately as an asset or liability on the Fund’s Statement of Assets and Liabilities (if applicable). Realized gains and losses are reported on the Statement of Operations (if applicable). The change in unrealized net appreciation or depreciation during the period is included in the Statement of Operations (if applicable).

The Fund’s maximum risk of loss from counterparty risk or credit risk is the discounted value of the payments to be received from/paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. The risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to cover the Fund’s exposure to the counterparty.

The Fund may enter into various types of credit default swap agreements, including OTC credit default swap agreements and index credit default swaps (“CDX”), for investment purposes and to add leverage to its portfolio, or to hedge its credit exposure. Credit default swaps are a specific kind of counterparty agreement that allow the transfer of third party credit risk from one party to the other. One party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange for regular periodic payments. Credit default swaps could result in losses if the Fund does not correctly evaluate the creditworthiness of the company or companies on which the credit default swap is based. Credit default swap agreements may involve greater risks than if the Fund had invested in the reference obligation directly since, in addition to risks relating to the reference obligation, credit default swaps are subject to liquidity risk, counterparty risk, and credit risk. The Fund will generally incur a greater degree of risk when it sells a credit default swap than when it purchases a credit default swap.

As a buyer of a credit default swap, the Fund may lose its investment and recover nothing should no credit event occur, and the swap is held to its termination date. As seller of a credit default swap, if a credit event were to occur, the value of any deliverable obligation received by the Fund, coupled with the upfront or periodic payments previously received, may be less than what it pays to the buyer, resulting in a loss of value to the Fund.

If the Fund is the seller of credit protection against a particular security, the Fund would receive an up-front or periodic payment to compensate against potential credit events. As the seller in a credit default swap contract, the Fund would be required to pay the par value (the “notional value”) (or other agreed-upon value) of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would keep the stream of payments and would have no payment obligations. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional value of the swap. The maximum potential amount of future payments (undiscounted) that the Fund as a seller could be required to make in a credit default transaction would be the notional amount of the agreement.

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As a buyer of credit protection, the Fund is entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract in the event of a default or other credit event by a third party, such as a U.S. or foreign issuer, on the debt obligation. In return, the Fund as buyer would pay to the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Fund would have spent the stream of payments and potentially received no benefit from the contract.

The Fund may invest in single-name credit default swaps (“CDS”) to buy or sell credit protection to hedge its credit exposure, gain issuer exposure without owning the underlying security, or increase the Fund’s total return. Single-name CDS enable the Fund to buy or sell protection against a credit event of a specific issuer. When the Fund buys a single-name CDS, the Fund will receive a return on its investment only in the event of a credit event, such as default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty). If a single-name CDS transaction is particularly large, or if the relevant market is illiquid, it may not be possible for the Fund to initiate a single-name CDS transaction or to liquidate its position at an advantageous time or price, which may result in significant losses. Moreover, the Fund bears the risk of loss of the amount expected to be received under a single-name CDS in the event of the default or bankruptcy of the counterparty. The risks associated with cleared single-name CDS may be lower than that for uncleared single-name CDS because for cleared single-name CDS, the counterparty is a clearinghouse (to the extent such a trading market is available). However, there can be no assurance that a clearinghouse or its members will satisfy their obligations to the Fund.

During the year, the Fund purchased protection via the credit default swap market in order to reduce credit risk exposure to individual corporates, countries and/or credit indices where gaining this exposure via the cash bond market was less attractive.

The Fund’s use of interest rate swaps involves investment techniques and risks different from those associated with ordinary portfolio security transactions. Interest rate swaps do not involve the delivery of securities, other underlying assets, or principal. Interest rate swaps involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments). Interest rate swaps may result in potential losses if interest rates do not move as expected or if the counterparties are unable to satisfy their obligations. Interest rate swaps are generally entered into on a net basis. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make.

During the year, the Fund entered into interest rate swaps paying a fixed interest rate and receiving a floating interest rate in order to increase interest rate risk (duration) exposure. As interest rates rise, the Fund benefits by receiving a higher future floating rate, while paying a fixed rate that has not decreased.

During the year, the Fund entered into interest rate swaps paying a floating interest rate and receiving a fixed interest rate in order to increase interest rate risk (duration) exposure. As interest rates fall, the Fund benefits by paying a lower future floating rate, while receiving a fixed rate that has not decreased.

3. Other Investments and Strategies

Additional Investment Risk

In the aftermath of the 2007-2008 financial crisis, the financial sector experienced reduced liquidity in credit and other fixed-income markets, and an unusually high degree of volatility, both domestically and internationally. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took a number of unprecedented steps designed to support the financial markets. For example, the enactment of the Dodd-Frank Act in 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, over-the-counter derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. More recently, in response to the COVID-19 pandemic, the U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets, including reducing interest rates to record low levels. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation.

Widespread disease, including pandemics and epidemics, and natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis and weather-related phenomena generally, have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a Fund’s investments. Economies

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and financial markets throughout the world have become increasingly interconnected, which increases the likelihood that events or conditions in one region or country will adversely affect markets or issuers in other regions or countries, including the United States. These disruptions could prevent a Fund from executing advantageous investment decisions in a timely manner and negatively impact a Fund’s ability to achieve its investment objective(s). Any such event(s) could have a significant adverse impact on the value of a Fund. In addition, these disruptions could also impair the information technology and other operational systems upon which the Fund’s service providers, including Janus Capital, rely, and could otherwise disrupt the ability of employees of the Fund’s service providers to perform essential tasks on behalf of the Fund.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU have experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (commonly known as “Brexit”). The United Kingdom formally left the EU on January 31, 2020 and entered into an eleven-month transition period, during which the United Kingdom will remain subject to EU laws and regulations. There is considerable uncertainty relating to the potential consequences of the United Kingdom’s exit and how negotiations for new trade agreements will be conducted or concluded.

LIBOR Replacement Risk

The Fund may invest in certain debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate (“LIBOR”) as a reference rate for various rate calculations. On July 27, 2017, the U.K. Financial Conduct Authority announced that it intends to stop compelling or inducing banks to submit LIBOR rates after 2021. However, it remains unclear if LIBOR will continue to exist in its current, or a modified, form. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. The U.S. Federal Reserve, based on the recommendations of the New York Federal Reserve’s Alternative Reference Rate Committee (comprised of major derivative market participants and their regulators), has begun publishing a Secured Overnight Financing Rate (SOFR), that is intended to replace U.S. dollar LIBOR. Proposals for alternative reference rates for other currencies have also been announced or have already begun publication. However, global consensus on alternative rates is lacking. The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could adversely impact (i) volatility and liquidity in markets that are tied to LIBOR, (ii) the market for, or value of, specific securities or payments linked to those reference rates, (iii) availability or terms of borrowing or refinancing, or (iv) the effectiveness of hedging strategies. For these and other reasons, the elimination of LIBOR or changes to other interest rates may adversely affect the Fund’s performance and/or net asset value. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021. Markets are slowly developing in response to these new rates. Uncertainty regarding the process for amending existing contracts or instruments to transition away from LIBOR remains a concern for the Fund. The effect of any changes to, or discontinuation of, LIBOR on the Fund will vary depending, among other things, on (1) existing fallback or termination provisions in individual contracts and (2) whether, how, and when industry participants develop and adopt new reference rates and fallbacks for both legacy and new products and instruments. Accordingly, it is difficult to predict the full impact of the transition away from LIBOR on the Fund until new reference rates and fallbacks for both legacy and new products, instruments and contracts are commercially accepted.

Geographic Investment Risk

To the extent the Fund invests a significant portion of its assets in a particular country or geographic region, the Fund will generally have more exposure to certain risks due to possible political, economic, social, or regulatory events in that country or region. Adverse developments in certain regions could also adversely affect securities of other countries whose economies appear to be unrelated and could have a negative impact on the Fund’s performance.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether

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foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the “Offsetting Assets and Liabilities” section of this Note for further details.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Mortgage Backed Securities

Mortgage backed securities represent interests in “pools” of commercial or residential mortgages or other assets, including consumer and commercial loans or receivables. The Fund may purchase fixed or variable rate commercial or residential mortgage-backed securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), or other governmental or government-related entities. Ginnie Mae’s guarantees are backed by the full faith and credit of the U.S. Government, which means that the U.S. Government guarantees that the interest and principal will be paid when due. Fannie Mae and Freddie Mac securities are not backed by the full faith and credit of the U.S. Government. In September 2008, the Federal Housing Finance Agency (“FHFA”), an agency of the U.S. Government, placed Fannie Mae and Freddie Mac under conservatorship. Since that time, Fannie Mae and Freddie Mac have received capital support through U.S. Treasury preferred stock purchases, and Treasury and Federal Reserve purchases of their mortgage-backed securities. The FHFA and the U.S. Treasury have imposed strict limits on the size of these entities’ mortgage portfolios. The FHFA has the power to cancel any contract entered into by Fannie Mae and Freddie Mac prior to FHFA’s appointment as conservator or receiver, including the guarantee obligations of Fannie Mae and Freddie Mac.

Sovereign Debt

The Fund may invest in U.S. and non-U.S. government debt securities (“sovereign debt”). Some investments in sovereign debt, such as U.S. sovereign debt, are considered low risk. However, investments in sovereign debt, especially the debt of less developed countries, can involve a high degree of risk, including the risk that the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or to pay the interest on its sovereign debt in a timely manner. A sovereign debtor’s willingness or ability to satisfy its debt obligation may be affected by various factors including, but not limited to, its cash flow situation, the extent of its foreign currency reserves, the availability of foreign exchange when a payment is due, the relative size of its debt position in relation to its economy as a whole, the sovereign debtor’s policy toward international lenders, and local political constraints to which the governmental entity may be subject. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies, and other entities. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance, or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to timely service its debts. The Fund may be requested to participate in the rescheduling of such sovereign debt and to extend further loans to governmental entities, which may adversely affect the Fund’s holdings. In the event of default, there may be limited or no legal remedies for collecting sovereign debt and there may be no bankruptcy proceedings through which the Fund may collect all or part of the sovereign debt that a governmental entity has not repaid. In addition, to the extent the Fund invests in non-U.S. sovereign debt, it may be subject to currency risk.

Offsetting Assets and Liabilities

The Fund presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs OTC derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a

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default and/or termination event. Under an ISDA Master Agreement, in the event of a default and/or termination event, the Fund may offset with each counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. For financial reporting purposes, the Fund does not offset financial instruments’ payables and receivables and related collateral on the Statement of Assets and Liabilities.

The following tables present gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see either the “Fair Value of Derivative Instruments as of October 31, 2020” table located in the Fund’s Schedule of Investments.

Offsetting of Financial Assets and Derivative Assets

Counterparty	Gross Amounts of Recognized Assets	Offsetting Asset or Liability(a)	Collateral Pledged(b)	Net Amount
Bank of America N.A.	$173,827	$—	$—	$173,827
Citibank N.A.	388,260	(3,199)	—	385,061
J.P. Morgan Chase Bank	1,156,633	(564,463)	—	592,170
Morgan Stanley & Co.	913,293	(273,112)	—	640,181
State Street Bank and Trust Company	7,808,780	—	—	7,808,780
Total	$10,440,793	$(840,774)	$—	$9,600,019

Offsetting of Financial Liabilities and Derivative Liabilities

Counterparty	Gross Amounts of Recognized Liabilities	Offsetting Asset or Liability(a)	Collateral Pledged(b)	Net Amount
Citibank N.A.	$3,199	$(3,199)	$—	$—
J.P. Morgan Chase Bank	564,463	(564,463)	—	—
Morgan Stanley & Co.	273,112	(273,112)	—	—
Total	$840,774	$(840,774)	$—	$—

(a)

Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

The Fund generally does not exchange collateral on its forward currency contracts with its counterparties; however, all liquid securities and restricted cash are considered to cover in an amount at all times equal to or greater than the Fund’s commitment with respect to these contracts. Certain securities may be segregated at the Fund’s custodian. These segregated securities are denoted on the accompanying Schedule of Investments and are evaluated daily to ensure their cover and/or market value equals or exceeds the Fund’s corresponding forward foreign currency exchange contract’s obligation value.

The Fund may require the counterparty to pledge securities as collateral daily (based on the daily valuation of the financial asset) if the Fund has a net aggregate unrealized gain on OTC derivative contracts with a particular counterparty. The Fund may deposit cash as collateral with the counterparty and/or custodian daily (based on the daily valuation of the financial asset) if the Fund has a net aggregate unrealized loss on OTC derivative contracts with a particular counterparty. The collateral amounts are subject to minimum exposure requirements and initial margin requirements. Collateral amounts are monitored and subsequently adjusted up or down as valuations fluctuate by at least the minimum exposure requirement. Collateral may reduce the risk of loss.

4. Investment Advisory Agreements and Other Transactions with Affiliates

Under its unitary fee structure, the Fund pays Janus Capital a management fee in return for providing certain investment advisory, supervisory, and administrative services to the Fund, including the costs of transfer agency, custody, fund administration, legal, audit, and other services. Janus Capital’s fee structure is designed to pay substantially all of the Fund’s expenses. However, the Fund bears other expenses which are not covered under the management fee which may vary and affect the total level of expenses paid by shareholders, such as distribution fees (if any), brokerage expenses or

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Notes to Financial Statements

commissions, interest, dividends, taxes, litigation expenses, acquired fund fees and expenses (if any), and extraordinary expenses. The Fund’s unitary management fee provides for reductions in the fee rate as the Fund’s assets grow. As of the date of this report, the Fund’s management fee was calculated daily and paid monthly according to the following schedule:

Daily Net Assets	Fee Rate
$0-$500 million	0.30%
Next $500 million	0.25%
Over $1 billion	0.20%

Prior to May 1, 2020, the Fund’s management fee was calculated daily and paid monthly according to the following schedule:

Daily Net Assets	Fee Rate
$0-$500 million	0.35%
Next $500 million	0.28%
Over $1 billion	0.20%

Additionally, Janus Capital has contractually agreed to waive and/or reimburse the management fee payable by the Fund in an amount equal to the amount, if any, that the Fund’s total annual fund operating expenses (excluding distribution fees (if any), brokerage expenses or commissions, interest, dividends, taxes, litigation expenses, acquired fund fees and expenses (if any), and other extraordinary expenses not incurred in the ordinary course of the Fund’s business) exceed the annual rate of 0.26% of the Fund’s average daily net assets. Janus Capital has agreed to continue the waiver for at least the period from May 1, 2020 through February 28, 2021. If applicable, amounts waived and/or reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations.

For the year ended October 31, 2020, the Fund’s contractual management fee rate (expressed as an annual rate) was 0.26% of the Fund’s average daily net assets.

State Street Bank and Trust Company (“State Street”) provides certain fund administration services to the Fund, including services related to the Fund’s accounting, including calculating the daily NAV, audit coordination, tax, and reporting obligations, pursuant to an agreement with Janus Capital, on behalf of the Fund. As compensation for such services, Janus Capital pays State Street a fee based on a percentage of the Fund’s assets, with a minimum flat fee, for certain services. Janus Capital serves as administrator to the Fund, providing oversight and coordination of the Fund’s service providers, recordkeeping and other administrative services. Janus Capital does not receive any additional compensation, beyond the unitary fee, for serving as administrator. State Street also serves as transfer agent for the shares of the Fund. Pursuant to agreements with Janus Capital on behalf of the Fund, State Street Global Markets, an affiliate of State Street, may execute portfolio transactions for the Fund, including but not limited to, transactions in connection with cash in lieu transactions for non-US securities.

The Fund’s Board of Trustees (“Board”) has approved a Distribution and Servicing Plan for shares of the Fund pursuant to Rule 12b-1 under the 1940 Act (the “Plan”). The Plan permits compensation in connection with the distribution and marketing of Fund shares and/or the provision of certain shareholder services. The Plan permits the Fund to pay ALPS Distributors, Inc. (the “Distributor”) or its designee, a fee for the sale and distribution and/or shareholder servicing of the shares at an annual rate of up to 0.25% of average daily net assets of the Fund. Under the terms of the Plan, the Fund would be authorized to make payments to the Distributor or its designee for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. The 12b-1 fee may only be imposed or increased when (i) the Trustees determine that it is in the best interests of shareholders to do so, and (ii) the imposition of or increase in the 12b-1 fee is first approved by the Fund’s shareholders. Because these fees are paid out of the Fund’s assets on an ongoing basis, to the extent that a fee is authorized by shareholders in the future, over time they will increase the cost of an investment in the Fund. The Plan fee may cost an investor more than other types of sales charges. At this time, Janus Capital does not intend to seek shareholder approval for implementation of the Plan.

As of October 31, 2020, an affiliate of Janus Capital owned 101,000 shares or 0.19% of the Fund.

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Notes to Financial Statements

The Fund is permitted to purchase or sell securities (“cross-trade”) between itself and other funds or accounts managed by Janus Capital in accordance with Rule 17a-7 under the Investment Company Act of 1940 (“Rule 17a-7”), when the transaction is consistent with the investment objectives and policies of the Fund and in accordance with the Internal Cross Trade Procedures adopted by the Trust’s Board of Trustees. These procedures have been designed to ensure that any cross-trade of securities by the Fund from or to another fund or account that is or could be considered an affiliate of the Fund under certain limited circumstances by virtue of having a common investment adviser, common Officer, or common Trustee complies with Rule 17a-7. Under these procedures, each cross-trade is effected at the current market price to save costs where allowed. During the year ended October 31, 2020, the Fund engaged in cross trades amounting to $132,009,471 in purchases.

5. Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Fund must satisfy under the income tax regulations; (2) losses or deductions the Fund may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences primarily consist of derivatives and foreign currency contract adjustments. The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

			Loss Deferrals			Net Tax Appreciation/ (Depreciation)
Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Late-Year Ordinary Loss	Post-October Capital Loss	Other Book to Tax Differences
$889,027	$—	$(4,441,050)	$—	$—	$(74,297)	$19,047,056

Accumulated capital losses noted below represent net capital loss carryovers, as of October 31, 2020, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The following table shows these capital loss carryovers.

Capital Loss Carryover Schedule For the year ended October 31, 2020 No Expiration		Accumulated Capital Losses
Short-Term	Long-Term
$(1,038,420)	$(3,402,630)	$(4,441,050)

During the year ended October 31, 2020, capital loss carryovers of $2,297,328 were utilized by the Fund.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of October 31, 2020 are noted below. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$2,631,080,165	$27,610,623	$(8,756,693)	$18,853,930

Information on the tax components of derivatives as of October 31, 2020 is as follows:

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$9,920,035	$975,809	$(782,683)	$193,126

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from US GAAP. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale

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losses, foreign currency transactions, passive foreign investment companies, net investment losses, in-kind transactions and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.

For the year ended October 31, 2020:
Distributions
From Ordinary Income	From Long-Term Capital Gain	Tax Return of Capital	Net Investment Loss
$25,523,117	$—	$—	$—

For the year ended October 31, 2019:
Distributions
From Ordinary Income	From Long-Term Capital Gain	Tax Return of Capital	Net Investment Loss
$30,653,898	$6,744,542	$—	$—

Permanent book to tax basis differences may result in reclassifications between the components of net assets. These differences have no impact on the results of operations or net assets. The following reclassifications have been made to the Fund:

Increase/(Decrease) to Capital	Increase/(Decrease) to Undistributed Net Investment Income/Loss	Increase/(Decrease) to Undistributed Net realized Gain/Loss
$—	$(3,330,703)	$3,330,703

6. Capital Share Transactions

	Year ended October 31, 2020		Year ended October 31, 2019
	Shares	Amount	Shares	Amount
Shares sold	35,700,000	$1,790,187,597	12,850,000	$637,478,172
Shares repurchased	(2,400,000)	(118,575,652)	(6,650,000)	(329,306,710)
Net Increase/(Decrease)	33,300,000	$1,671,611,945	6,200,000	$308,171,462

7. Purchases and Sales of Investment Securities

For the year ended October 31, 2020, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$1,107,587,489	$184,131,002	$—	$—

8. Recent Accounting Pronouncements

The FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820) in August 2018. The new guidance removes, modifies and enhances the disclosures to Topic 820. For public entities, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. An entity is permitted, and Management has decided to early adopt the standard in these financial statements.

The FASB issued Accounting Standards Update No. 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities (“ASU 2017-08”) to amend the amortization period for certain purchased callable debt securities held at a premium. The guidance requires certain premiums on callable debt securities to be amortized to the earliest call date. The amortization period for callable debt securities purchased at a discount will not be impacted. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management has adopted the amendments as of the beginning of this fiscal period.

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Janus Henderson Short Duration Income ETF

Notes to Financial Statements

The FASB issued Accounting Standards Update 2020-04 Reference Rate Reform: Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”) in March 2020. The new guidance in the ASU provide optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the LIBOR or other interbank-offered based reference rates as of the end of 2021. For new and existing contracts, Funds may elect to apply the guidance as of March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of the ASU’s adoption to the Fund’s financial statements.

9. Subsequent Events

Management has evaluated whether any events or transactions occurred subsequent to October 31, 2020 and through the date of the issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

40 ½ OCTOBER 31, 2020

Janus Henderson Short Duration Income ETF

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters each fiscal year as an exhibit to Form N-PORT within 60 days of the end of such fiscal quarter. Historically, the Fund filed its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters each fiscal year on Form N-Q. The Fund’s Form N-PORT and Form N-Q filings: are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling Janus Henderson at 1-800-525-0020 (toll free).

Janus Detroit Street Trust ½ 41

Janus Henderson Short Duration Income ETF

Trustees and Officers (unaudited)

The following are the Trustees and officers of the Trust together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years). The Fund’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Fund’s Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75. The Trustees review the Fund’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Fund’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Clayton Street Trust. As of the date of this report, collectively, the two registered investment companies consist of 9 series or funds.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Clayton Street Trust. Certain officers of the Funds may also be officers and/or directors of Janus Capital. Except as otherwise disclosed, Fund officers receive no compensation from the Funds.

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee*	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees

Clifford J. Weber 151 Detroit Street Denver, CO 80206 DOB: 1963	Chairman Trustee	2/16-Present 2/16-Present	Owner, Financial Products Consulting Group LLC (consulting services to financial institutions) (since 2015). Formerly, Executive Vice President of Global Index and Exchange-Traded Products, NYSE Market, Inc., a subsidiary of Intercontinental Exchange (ETF/ETP listing exchange) (2013-2015).	9	Independent Trustee, Clough
Funds Trust (investment
company) (since 2015),
Chairman, Clough Funds
Trust (since 2017),
Independent Trustee, Clough
Dividend and Income Fund
(closed-end fund) (since
2017), Independent Trustee,
Clough Global Opportunities
Fund (closed-end fund)
(since 2017), Independent
Trustee, Clough Global
Equity Fund (closed-end
fund) (since 2017),
Independent Trustee,
Elevation ETF Trust
(investment company)
(2016-2018), Chairman,
Elevation ETF Trust (2016-
2018), and Independent
Trustee, Global X Funds
(investment company)
(since 2018).

42 ½ OCTOBER 31, 2020

Janus Henderson Short Duration Income ETF

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee*	Other Directorships Held by Trustee During the Past Five Years
Maureen T. Upton 151 Detroit Street Denver, CO 80206 DOB: 1965	Trustee	2/16-Present	Principal, Maureen Upton Ltd. (consulting services to developers of major infrastructure projects and investors) (since 2017). Formerly, Principal Consultant, SRK Consulting (U.S.), Inc. (consulting services to global mining, energy and water resource industries) (2015-2017) and Founder and Principal, Resource Initiatives LLC (sustainability consulting firm) (2006-2015).	9

Jeffrey B. Weeden 151 Detroit Street Denver, CO 80206 DOB: 1956	Trustee	2/16-Present	Senior Advisor, BayBoston Capital LP (investment fund in banks and bank holdings companies) (since 2015). Formerly, Management Advisor, BoxCast, Inc. (technology start-up company) (2014-2017).	9	Director, State Farm Bank (banking) (since 2014).
Interested Trustee

Richard C. Hoge** 151 Detroit Street Denver, CO 80206 DOB: 1966	Trustee	1/20-Present	Chief Operating Officer – Exchange Traded Products, Janus Henderson Investors (since 2014); Registered Representative, Janus Distributors LLC (broker dealer) (since 2014).	9	Director, Velocity Capital Long Short Volatility Fund (hedge fund) (2012-2016).

*	Each Trustee also serves as a trustee to the Clayton Street Trust, which is currently comprised of three portfolios.

**	Richard C. Hoge is an Interested Trustee because of his employment with Janus Henderson Investors.

Janus Detroit Street Trust ½ 43

Janus Henderson Short Duration Income ETF

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Bruce L. Koepfgen 151 Detroit Street Denver, CO 80206 DOB: 1952	President and Chief Executive Officer	2/16-Present	Executive Vice President and Head of North America at Janus Henderson Investors (since 2017); President and Head of North America at Janus Capital Management LLC (since 2013 and 2017, respectively), President at Janus Capital Group Inc. (since 2013), President and Director at Janus International Holding LLC (since 2019 and 2011, respectively), President at Janus Holdings LLC (since 2019), President and Director at Janus Management Holdings Corporation (since 2017 and 2012, respectively), Executive Vice President and Head of North America at Janus Distributors LLC (since 2011 and 2019, respectively), Vice President and Director at Intech Investment Management LLC (since 2012) and Executive Vice President at Perkins Investment Management LLC (since 2011). Formerly, Executive Vice President at Janus Capital Group Inc., Janus International Holding LLC, Janus Management Holdings Corporation (2011-2019), and Director at Perkins Investment Management LLC (2011-2019).

Kristin Mariani 151 Detroit Street Denver, CO 80206 DOB: 1966	Vice President, Chief Compliance Officer, and Anti- Money Laundering Officer	7/20-Present	Chief Compliance Officer for Janus Capital Management LLC (since September 2017), Global Head of Investment Management Compliance for Janus Henderson Investors (since 2019). Formerly, Vice President, Head of Global Distribution Compliance and Chief Compliance Officer of Janus Distributors LLC (May 2017 – September 2017), Vice President, Compliance at Janus Capital Group Inc., Janus Capital Management LLC, and Janus Distributors LLC (2009-2017).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Vice President, Chief Financial Officer, Treasurer, and Principal Accounting Officer	2/16-Present	Head of U.S. Fund Administration, Janus Henderson Investors and Janus Services, LLC.

Byron D. Hittle 151 Detroit Street Denver, CO 80206 DOB: 1974	Vice President, Secretary and Chief Legal Officer	7/18-Present	Managing Counsel of Janus Henderson Investors (2017-present). Formerly, Assistant Vice President and Senior Legal Counsel, Janus Capital Management LLC (2012-2016).

44 ½ OCTOBER 31, 2020

Janus Henderson Short Duration Income ETF

Notes

Janus Detroit Street Trust ½ 45

Knowledge Shared

At Janus Henderson, we believe in the sharing of expert insight for better investment and business decisions. We call this ethos Knowledge Shared.

Learn more by visiting janushenderson.com.

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson and Knowledge Shared are trademarks of Janus Henderson Group plc or one of its subsidiaries. © Janus Henderson Group plc.

Janus Capital Management LLC is the investment adviser and ALPS Distributors, Inc. is the distributor. ALPS is not affiliated with Janus Henderson or any of its subsidiaries.

125-02-93073 12-20

ANNUAL REPORT

October 31, 2020

Janus Henderson Mortgage-Backed Securities ETF

Janus Detroit Street Trust

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from your broker-dealer or other financial intermediary (such as a bank). Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your broker-dealer or other financial intermediary.

You may elect to receive all future reports in paper free of charge by contacting your broker-dealer or other financial intermediary. Your election to receive reports in paper will apply to all Funds held in your account at your broker-dealer or other financial intermediary.

Janus Henderson Mortgage-Backed Securities ETF (unaudited)

INVESTMENT OBJECTIVE

Janus Henderson Mortgage-Backed Securities ETF seeks a high level of total return consisting of income and capital appreciation. It pursues its objective by investing primarily in high-quality mortgage-backed securities (MBS) issued by the U.S. government and its agencies (agency MBS). The Fund seeks to outperform the total return of the Bloomberg Barclays U.S. Mortgage Backed Securities Index while maintaining a substantial correlation to the index.

PERFORMANCE OVERVIEW

•

U.S. agency MBS generated positive returns during the period. The exogenous shock of COVID-19 prompted a sharp but short-lived correction in MBS securities in March of 2020. Agency MBS, which tend to be highly liquid and viewed as less risky than other credit securities given their either explicit or implicit government backing, fared relatively well amid the market volatility. Helping the market was strong demand from the U.S. Federal Reserve (Fed) which purchased substantial quantities of MBS to both provide liquidity to the markets and to help keep mortgage rates low. Despite the Fed cutting interest rates to zero, demand for mortgage refinancing was delayed until the second half of the year as economic and social lockdowns suppressed demand for new home purchases and generated bottlenecks at the mortgage servicing companies that would normally handle mortgage refinancing. MBS continued to perform well into the end of the period as consumer savings increased, causing bank deposits to rise sharply. With bank lending suppressed given the weaker economic environment, bank demand for MBS rose as they offered a relatively attractive, high-quality, alternative to invest deposits.

•	During the period, the Janus Henderson Mortgage-Backed Securities ETF returned 5.64% (based on NAV); its benchmark, the Bloomberg Barclays U.S. MBS Index, returned 3.95%.

•

We employ an in-depth research process in our efforts to identify assets with what we believe to be the most attractive borrower behavior amid changing market dynamics. As volatility in mortgage-related securities picked up in the first half of the year, we increased our emphasis on assets that appeared to be attractively priced with limited exposure to borrowers that may be inclined to prepay or refinance their mortgages. Our agency exposure – including to-be-announced (TBA) securities – contributed to absolute performance during the period, as did our exposure to non-agency mortgages.

•

As part of our investment process we seek to maintain duration roughly neutral to that of the Bloomberg Barclays U.S. MBS Index. To mitigate our interest rate risk, the portfolio employed the use of derivatives, including interest rate futures and swaps, which had a negative impact on performance during the period. Please see the Derivative Instruments section in the “Notes to Financial Statements” for a discussion of derivatives used by the Fund.

•

Janus Henderson Mortgage-Backed Securities ETF is an actively managed, high-quality MBS ETF that offers potential for broad portfolio diversification with little to no corporate credit risk. The Fund seeks to provide total returns in excess of the Bloomberg Barclays U.S. MBS Index without taking additional risk and differentiates itself by employing fundamental loan-level analysis and quantitative modeling in an effort to identify mispriced assets with attractive borrower behavior.

Janus Detroit Street Trust ½ 1

Janus Henderson Mortgage-Backed Securities ETF (unaudited)

Fund At A Glance

October 31, 2020

Sector Allocation – (% of Net Assets)
Mortgage-Backed Securities	131.8%	^
Investment Companies	37.1%
Financial	2.3%
Asset-Backed Securities	2.1%

	173.3%

^

Percentage includes amounts allocated to certain Forward Commitment Transactions, including “to-be announced” mortgage-backed securities. Please see the Schedule of Investments and Notes to Financial Statements for additional information.

Holdings are subject to change without notice.

2 ½ OCTOBER 31, 2020

Janus Henderson Mortgage-Backed Securities ETF (unaudited)

Performance

Average Annual Total Return for the periods ended October 31, 2020
	One Year	Since Inception*
Janus Henderson Mortgage-Backed Securities ETF – NAV	5.64%	6.38%
Janus Henderson Mortgage-Backed Securities ETF – Market Price	5.62%	6.39%
Bloomberg Barclays U.S. MBS Index	3.95%	5.55%

*	The Fund commenced operations on September 12, 2018.

Total annual expense ratio as stated in the prospectus: 0.32%. See Financial Highlights for actual expense ratios during the reporting period.

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 or visit janushenderson.com/performance.

Shares of ETFs are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Market returns are based upon the midpoint of the bid/ask spread at 4:00 p.m. Eastern time (when NAV is normally determined for most ETFs), and do not represent the returns you would receive if you traded shares at other times. Ordinary brokerage commissions apply and will reduce returns.

Investing involves risk, including the possible loss of principal and fluctuation of value.

See the prospectus for a more complete discussion of objectives, risks and expenses.

Returns include reinvestment of dividends and capital gains. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions, sales, or redemptions Fund shares.

There is no assurance the stated objective(s) will be met.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

Janus Detroit Street Trust ½ 3

Janus Henderson Mortgage-Backed Securities ETF (unaudited)

Disclosure of Fund Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include creation and redemption fees or brokerage charges and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other ETFs. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to determine the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as creation and redemption fees, or brokerage charges. These fees are fully described in the Fund’s prospectus. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Actual			Hypothetical (5% return before expenses)
Beginning Account Value (5/1/20)	Ending Account Value (10/31/20)	Expenses Paid During Period (5/1/20 - 10/31/20)†	Beginning Account Value (5/1/20)	Ending Account Value (10/31/20)	Expenses Paid During Period (5/1/20 - 10/31/20)†	Net Annualized Expense Ratio (5/1/20 - 10/31/20)
$1,000.00	$1,021.10	$1.52	$1,000.00	$1,023.63	$1.53	0.30%

†	Expenses Paid During Period is equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

4 ½ OCTOBER 31, 2020

Janus Henderson Mortgage-Backed Securities ETF

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Janus Detroit Street Trust and Shareholders of Janus Henderson Mortgage-Backed Securities ETF

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Janus Henderson Mortgage-Backed Securities ETF (one of the funds constituting Janus Detroit Street Trust, referred to hereafter as the “Fund”) as of October 31, 2020, the related statement of operations for the year ended October 31, 2020, the statements of changes in net assets for each of the two years in the period ended October 31, 2020, including the related notes, and the financial highlights for each of the two years in the period ended October 31, 2020 and for the period September 12, 2018 (commencement of operations) through October 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2020 and the financial highlights for each of the two years in the period ended October 31, 2020 and for the period September 12, 2018 (commencement of operations) through October 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2020 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Denver, Colorado

December 18, 2020

We have served as the auditor of one or more investment companies in Janus Henderson Funds since 1990.

Janus Detroit Street Trust ½ 5

Janus Henderson Mortgage-Backed Securities ETF

Schedule of Investments

October 31, 2020

	Shares/ Principal Amounts	Value
Asset-Backed Securities – 2.1%
PRPM LLC, 3.3510%, 7/25/24 (144A)Ç	$2,414,866	$2,424,006
PRPM LLC, 3.3510%, 11/25/24 (144A)Ç	2,614,456	2,618,702
VCAT LLC, 3.6710%, 8/25/50 (144A)Ç	7,120,761	7,120,139
Total Asset-Backed Securities (cost $12,133,035)		12,162,847
Corporate Bonds – 2.3%
Financial – 2.3%
Quicken Loans LLC / Quicken Loans Co-Issuer, Inc., 3.6250%, 3/1/29 (144A)	6,671,000	6,570,935
Quicken Loans LLC / Quicken Loans Co-Issuer, Inc., 3.8750%, 3/1/31 (144A)	6,671,000	6,562,596
Total Corporate Bonds (cost $13,342,000)		13,133,531
Mortgage-Backed Securities – 131.8%
Angel Oak Mortgage Trust, 2.5310%, 1/26/65 (144A)‡	4,385,959	4,481,161
Angel Oak Mortgage Trust I LLC, 2.8100%, 1/25/47 (144A)‡	3,442	3,441
Angel Oak Mortgage Trust I LLC, 4.6290%, 1/25/47 (144A)‡	270,000	271,303
Angel Oak Mortgage Trust I LLC, 3.6490%, 9/25/48 (144A)‡	35,082	35,686
Angel Oak Mortgage Trust LLC, 2.7080%, 11/25/47 (144A)‡	12,252	12,275
Angel Oak Mortgage Trust LLC, 1.5790%, 5/25/65 (144A)‡	2,824,236	2,816,840
Chase Home Lending Mortgage Trust, ICE LIBOR USD 1 Month + 0.9000%, 1.0493%, 7/25/49 (144A)‡	644,252	644,226
COLT Mortgage Loan Trust, 2.5790%, 11/25/49 (144A)‡	3,008,644	3,036,257
COLT Mortgage Loan Trust, 1.8530%, 3/25/65 (144A)‡	84,717	85,099
COLT Mortgage Loan Trust, 2.0210%, 4/27/65 (144A)‡	5,271,169	5,232,615
COLT Mortgage Loan Trust, 1.5120%, 9/25/65 (144A)‡	3,298,909	3,290,920
Connecticut Avenue Securities Trust, ICE LIBOR USD 1 Month + 2.3000%, 2.4493%, 8/25/31 (144A)‡	3,119,208	3,099,099
Connecticut Avenue Securities Trust, ICE LIBOR USD 1 Month + 2.1500%, 2.2993%, 9/25/31 (144A)‡	6,258,430	6,216,304
Connecticut Avenue Securities Trust, ICE LIBOR USD 1 Month + 2.1000%, 2.2493%, 9/25/39 (144A)‡	11,236,098	11,118,471
Connecticut Avenue Securities Trust, ICE LIBOR USD 1 Month + 2.0500%, 2.1993%, 1/25/40 (144A)‡	3,456,891	3,388,148
Deephaven Residential Mortgage Trust, 2.7110%, 10/25/47 (144A)‡	109,422	109,643
Deephaven Residential Mortgage Trust, 2.9760%, 12/25/57 (144A)‡	83,728	84,203
Deephaven Residential Mortgage Trust, 3.6840%, 4/25/58 (144A)‡	55,381	55,762
Deephaven Residential Mortgage Trust, 3.7890%, 8/25/58 (144A)‡	107,452	109,847
Deephaven Residential Mortgage Trust, 3.9630%, 8/25/58 (144A)‡	101,312	102,395
Eagle RE, Ltd., ICE LIBOR USD 1 Month + 0.9000%, 1.0493%, 1/25/30 (144A)‡	1,200,000	1,190,322
Federal Home Loan Mortgage Corp., ICE LIBOR USD 1 Month + 0.7500%, 0.8993%, 3/25/30‡	513,300	513,443
Federal Home Loan Mortgage Corp., 3.0000%, 5/1/31	192,389	203,830
Federal Home Loan Mortgage Corp., 2.5000%, 12/1/31	24,019	25,101
Federal Home Loan Mortgage Corp., ICE LIBOR USD 1 Month + 0.3500%, 0.4984%, 2/15/32‡	42,011	42,229
Federal Home Loan Mortgage Corp., ICE LIBOR USD 1 Month + 0.6500%, 0.7984%, 3/15/32‡	59,199	59,995
Federal Home Loan Mortgage Corp., ICE LIBOR USD 1 Month + 0.5000%, 0.6484%, 7/15/32‡	48,231	48,539
Federal Home Loan Mortgage Corp., 3.0000%, 9/1/32	188,598	201,039
Federal Home Loan Mortgage Corp., 3.0000%, 1/1/33	97,806	104,257
Federal Home Loan Mortgage Corp., ICE LIBOR USD 1 Month + 0.4000%, 0.5484%, 1/15/33‡	39,339	39,532
Federal Home Loan Mortgage Corp., 2.5000%, 12/1/33	905,391	946,153
Federal Home Loan Mortgage Corp., 2.5000%, 11/1/34	1,764,693	1,870,502
Federal Home Loan Mortgage Corp., ICE LIBOR USD 1 Month + 0.2500%, 0.3984%, 9/15/35‡	35,106	35,165
Federal Home Loan Mortgage Corp., ICE LIBOR USD 1 Month + 0.5900%, 0.7384%, 10/15/37‡	106,269	107,729
Federal Home Loan Mortgage Corp., ICE LIBOR USD 1 Month + 0.3000%, 0.4484%, 8/15/40‡	78,024	78,177

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

6 ½ OCTOBER 31, 2020

Janus Henderson Mortgage-Backed Securities ETF

Schedule of Investments

October 31, 2020

	Shares/ Principal Amounts	Value
Mortgage-Backed Securities – (continued)
Federal Home Loan Mortgage Corp., ICE LIBOR USD 1 Month + 0.5000%, 0.6484%, 9/15/40‡	$111,812	$112,733
Federal Home Loan Mortgage Corp., ICE LIBOR USD 1 Month + 0.5500%, 0.6984%, 4/15/41‡	376,651	381,992
Federal Home Loan Mortgage Corp., 3.5000%, 7/1/42	102,216	111,033
Federal Home Loan Mortgage Corp., 3.5000%, 8/1/42	112,174	121,850
Federal Home Loan Mortgage Corp., 3.5000%, 8/1/42	132,667	144,111
Federal Home Loan Mortgage Corp., ICE LIBOR USD 1 Month + 6.0000%, 5.8516%, 8/15/42‡,(a)	14,203,545	2,376,408
Federal Home Loan Mortgage Corp., 3.0000%, 2/1/43	1,874	2,007
Federal Home Loan Mortgage Corp., 3.0000%, 3/1/43	1,119	1,201
Federal Home Loan Mortgage Corp., 3.0000%, 3/1/43	5,160,573	5,502,106
Federal Home Loan Mortgage Corp., 3.5000%, 3/1/43	417	453
Federal Home Loan Mortgage Corp., 3.0000%, 4/1/43	97,083	104,147
Federal Home Loan Mortgage Corp., 3.0000%, 6/1/43	337,641	353,130
Federal Home Loan Mortgage Corp., 3.5000%, 6/1/43	48,866	53,011
Federal Home Loan Mortgage Corp., 3.0000%, 11/1/43	1,952,072	2,090,371
Federal Home Loan Mortgage Corp., 3.5000%, 2/1/44	569,323	619,467
Federal Home Loan Mortgage Corp., 3.5000%, 12/1/44	1,109,761	1,203,883
Federal Home Loan Mortgage Corp., 3.0000%, 8/1/46	1,801,674	1,898,554
Federal Home Loan Mortgage Corp., 3.0000%, 10/1/46	4,167,265	4,511,385
Federal Home Loan Mortgage Corp., 3.0000%, 12/1/46	28,401	30,527
Federal Home Loan Mortgage Corp., 3.5000%, 1/1/47	685,222	744,381
Federal Home Loan Mortgage Corp., 3.0000%, 2/1/47	17,174,192	18,097,686
Federal Home Loan Mortgage Corp., 4.0000%, 3/1/47	318,052	349,550
Federal Home Loan Mortgage Corp., 3.0000%, 4/1/47	6,303,743	6,600,407
Federal Home Loan Mortgage Corp., 3.0000%, 4/1/47	2,367,634	2,494,947
Federal Home Loan Mortgage Corp., 4.0000%, 11/1/47	794,237	883,609
Federal Home Loan Mortgage Corp., 3.0000%, 12/1/47	38,952	42,168
Federal Home Loan Mortgage Corp., 4.5000%, 8/1/48	238,853	259,399
Federal Home Loan Mortgage Corp., 5.0000%, 9/1/48	561,961	622,898
Federal Home Loan Mortgage Corp., 4.5000%, 12/1/48	62,116	68,533
Federal Home Loan Mortgage Corp., 4.5000%, 12/1/48	752,122	820,025
Federal Home Loan Mortgage Corp., 4.0000%, 5/1/49	948,432	1,015,931
Federal Home Loan Mortgage Corp., 3.0000%, 8/1/49	188,173	199,737
Federal Home Loan Mortgage Corp., 3.0000%, 8/1/49	205,626	220,859
Federal Home Loan Mortgage Corp., 3.0000%, 8/1/49	4,313,487	4,566,526
Federal Home Loan Mortgage Corp., 3.5000%, 8/1/49	838,397	885,748
Federal Home Loan Mortgage Corp., 3.5000%, 8/1/49	2,855,398	3,009,477
Federal Home Loan Mortgage Corp., 3.5000%, 8/1/49	2,337,624	2,463,763
Federal Home Loan Mortgage Corp., 3.5000%, 9/1/49	837,876	885,982
Federal Home Loan Mortgage Corp., 3.0000%, 10/1/49	2,528,409	2,639,360
Federal Home Loan Mortgage Corp., 3.0000%, 11/1/49	767,564	801,246
Federal Home Loan Mortgage Corp., 3.0000%, 11/1/49	724,019	755,790
Federal Home Loan Mortgage Corp., 3.0000%, 3/1/50	709,849	746,633
Federal Home Loan Mortgage Corp., 3.5000%, 3/1/50	1,456,266	1,571,688
Federal Home Loan Mortgage Corp., ICE LIBOR USD 1 Month + 1.5000%, 1.6493%, 6/25/50 (144A)‡	1,545,890	1,546,895
Federal Home Loan Mortgage Corp., ICE LIBOR USD 1 Month + 3.0000%, 3.1493%, 6/25/50 (144A)‡	4,748,000	4,730,821
Federal Home Loan Mortgage Corp., ICE LIBOR USD 1 Month + 1.5500%, 1.6993%, 7/25/50 (144A)‡	7,000,000	7,006,530
Federal Home Loan Mortgage Corp., ICE LIBOR USD 1 Month + 3.7500%, 3.8993%, 8/25/50 (144A)‡	2,000,000	2,011,892
Federal Home Loan Mortgage Corp., ICE LIBOR USD 1 Month + 3.1500%, 3.3019%, 9/25/50 (144A)‡	1,148,000	1,152,112
Federal National Mortgage Association, ICE LIBOR USD 1 Month + 4.9000%, 5.0493%, 11/25/24‡	1,290,172	1,310,528
Federal National Mortgage Association, ICE LIBOR USD 1 Month + 5.7000%, 5.8493%, 4/25/28‡	1,393,072	1,470,799

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Detroit Street Trust ½ 7

Janus Henderson Mortgage-Backed Securities ETF

Schedule of Investments

October 31, 2020

	Shares/ Principal Amounts	Value
Mortgage-Backed Securities – (continued)
Federal National Mortgage Association, ICE LIBOR USD 1 Month + 6.0000%, 6.1493%, 9/25/28‡	$ 329,407	$ 346,931
Federal National Mortgage Association, ICE LIBOR USD 1 Month + 5.9000%, 6.0493%, 10/25/28‡	1,737,721	1,831,541
Federal National Mortgage Association, ICE LIBOR USD 1 Month + 2.3500%, 2.4993%, 1/25/31‡	59,348	57,989
Federal National Mortgage Association, ICE LIBOR USD 1 Month + 2.0000%, 2.1493%, 3/25/31‡	2,133,775	2,069,762
Federal National Mortgage Association, 2.5000%, 8/1/31	29,798	31,136
Federal National Mortgage Association, 2.5000%, 10/1/31	29,639	31,173
Federal National Mortgage Association, 2.5000%, 2/1/32	27,637	29,160
Federal National Mortgage Association, ICE LIBOR USD 1 Month + 0.4000%, 0.5493%, 4/25/32‡	49,842	50,208
Federal National Mortgage Association, ICE LIBOR USD 1 Month + 0.5500%, 0.6993%, 4/25/32‡	38,187	38,560
Federal National Mortgage Association, ICE LIBOR USD 1 Month + 0.5000%, 0.6493%, 9/25/33‡	51,517	51,940
Federal National Mortgage Association, 3.0000%, 11/1/34	121,911	131,084
Federal National Mortgage Association, 3.0000%, 12/1/34	135,543	144,853
Federal National Mortgage Association, ICE LIBOR USD 1 Month + 0.3000%, 0.4493%, 10/25/35‡	42,294	42,576
Federal National Mortgage Association, 1.5000%, TBA, 15 Year Maturity(b)	31,000,000	31,639,220
Federal National Mortgage Association, 2.0000%, TBA, 15 Year Maturity(b)	36,206,000	37,541,639
Federal National Mortgage Association, 2.5000%, TBA, 15 Year Maturity(b)	14,711,589	15,288,872
Federal National Mortgage Association, 3.0000%, TBA, 15 Year Maturity(b)	12,686,555	13,286,122
Federal National Mortgage Association, 3.5000%, TBA, 15 Year Maturity(b)	6,002,089	6,343,848
Federal National Mortgage Association, 4.0000%, TBA, 15 Year Maturity(b)	851,500	901,662
Federal National Mortgage Association, ICE LIBOR USD 1 Month + 0.3500%, 0.4993%, 4/25/36‡	141,636	142,049
Federal National Mortgage Association, ICE LIBOR USD 1 Month + 0.5200%, 0.6693%, 9/25/37‡	44,560	44,953
Federal National Mortgage Association, 3.0000%, 4/1/38	341,749	368,479
Federal National Mortgage Association, ICE LIBOR USD 1 Month + 0.3500%, 0.4993%, 5/25/38‡	59,346	59,436
Federal National Mortgage Association, ICE LIBOR USD 1 Month + 0.4000%, 0.5493%, 9/25/40‡	29,604	29,781
Federal National Mortgage Association, ICE LIBOR USD 1 Month + 55.0000%, 53.3610%, 10/25/40‡	41,248	194,434
Federal National Mortgage Association, ICE LIBOR USD 1 Month + 0.4300%, 0.5793%, 11/25/40‡	29,134	29,315
Federal National Mortgage Association, 3.0000%, 9/1/42	512,954	548,809
Federal National Mortgage Association, ICE LIBOR USD 1 Month + 0.4000%, 0.5493%, 9/25/42‡	22,034	22,142
Federal National Mortgage Association, 3.0000%, 10/1/42	361,974	389,138
Federal National Mortgage Association, ICE LIBOR USD 1 Month + 0.3500%, 0.4993%, 10/25/42‡	241,085	242,867
Federal National Mortgage Association, ICE LIBOR USD 1 Month + 4.0000%, 3.8508%, 11/25/42‡	1,102,692	1,096,930
Federal National Mortgage Association, 3.0000%, 1/1/43	625,686	669,421
Federal National Mortgage Association, 3.0000%, 1/1/43	340,130	362,997
Federal National Mortgage Association, 3.0000%, 2/1/43	17,931	19,232
Federal National Mortgage Association, 3.0000%, 2/1/43	269,974	288,846
Federal National Mortgage Association, ICE LIBOR USD 1 Month + 0.5000%, 0.6493%, 2/25/43‡	75,500	76,115
Federal National Mortgage Association, 3.0000%, 3/1/43	685,096	734,816
Federal National Mortgage Association, 3.0000%, 3/1/43	234,706	251,740
Federal National Mortgage Association, 3.0000%, 5/1/43	190,345	204,159
Federal National Mortgage Association, 3.0000%, 5/1/43	1,859,152	2,019,085
Federal National Mortgage Association, 3.0000%, 5/1/43	2,325,725	2,456,770
Federal National Mortgage Association, 4.0000%, 6/1/43	100,488	110,720
Federal National Mortgage Association, 3.0000%, 8/1/43	220,736	238,866

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8 ½ OCTOBER 31, 2020

Janus Henderson Mortgage-Backed Securities ETF

Schedule of Investments

October 31, 2020

	Shares/ Principal Amounts	Value
Mortgage-Backed Securities – (continued)
Federal National Mortgage Association, 3.0000%, 10/1/44	$ 1,753,432	$ 1,871,315
Federal National Mortgage Association, 4.5000%, 6/1/45	10,891	12,140
Federal National Mortgage Association, 3.0000%, 7/1/45	1,022,538	1,096,749
Federal National Mortgage Association, 3.5000%, 12/1/45	1,321,229	1,420,219
Federal National Mortgage Association, 3.0000%, 1/1/46	34,076	35,996
Federal National Mortgage Association, 3.5000%, 1/1/46	119,460	128,410
Federal National Mortgage Association, 3.0000%, 3/1/46	4,706,735	4,960,226
Federal National Mortgage Association, 3.0000%, 6/1/46	922,667	969,115
Federal National Mortgage Association, 3.0000%, 9/1/46	450,948	482,469
Federal National Mortgage Association, 3.0000%, 9/1/46	82,350	87,768
Federal National Mortgage Association, 3.0000%, 10/1/46	2,553,793	2,728,779
Federal National Mortgage Association, 3.0000%, 11/1/46	88,000	95,073
Federal National Mortgage Association, 3.0000%, 1/1/47	133,806	144,873
Federal National Mortgage Association, 3.0000%, 1/1/47	45,214	48,848
Federal National Mortgage Association, 3.0000%, 1/1/47	659,071	702,436
Federal National Mortgage Association, 3.0000%, 1/1/47	1,062,997	1,120,247
Federal National Mortgage Association, 3.5000%, 1/1/47	169,892	189,751
Federal National Mortgage Association, 3.5000%, 3/1/47	1,126,543	1,210,946
Federal National Mortgage Association, 4.0000%, 5/1/47	573,999	644,061
Federal National Mortgage Association, 4.5000%, 5/1/47	64,256	71,680
Federal National Mortgage Association, 4.0000%, 6/1/47	61,794	66,897
Federal National Mortgage Association, 4.0000%, 6/1/47	97,800	105,876
Federal National Mortgage Association, 4.0000%, 6/1/47	121,893	130,921
Federal National Mortgage Association, 4.0000%, 6/1/47	135,864	145,926
Federal National Mortgage Association, 4.5000%, 6/1/47	1,160,013	1,263,967
Federal National Mortgage Association, 3.5000%, 7/1/47	915,358	983,939
Federal National Mortgage Association, 4.0000%, 7/1/47	134,342	144,291
Federal National Mortgage Association, 4.0000%, 7/1/47	74,157	79,649
Federal National Mortgage Association, 4.0000%, 7/1/47	208,616	224,066
Federal National Mortgage Association, 4.0000%, 7/1/47	13,707	14,722
Federal National Mortgage Association, 4.5000%, 7/1/47	497,625	542,219
Federal National Mortgage Association, 4.5000%, 7/1/47	829,428	903,757
Federal National Mortgage Association, 4.5000%, 7/1/47	504,885	550,130
Federal National Mortgage Association, 3.5000%, 8/1/47	243,234	272,341
Federal National Mortgage Association, 4.0000%, 8/1/47	236,190	253,682
Federal National Mortgage Association, 4.0000%, 8/1/47	261,485	280,850
Federal National Mortgage Association, 4.5000%, 8/1/47	110,842	120,775
Federal National Mortgage Association, 4.5000%, 8/1/47	804,534	876,631
Federal National Mortgage Association, 4.0000%, 9/1/47	46,846	50,819
Federal National Mortgage Association, 4.5000%, 9/1/47	443,165	482,879
Federal National Mortgage Association, 4.0000%, 10/1/47	172,547	187,178
Federal National Mortgage Association, 4.0000%, 10/1/47	125,252	135,873
Federal National Mortgage Association, 4.0000%, 10/1/47	194,474	210,964
Federal National Mortgage Association, 4.0000%, 10/1/47	349,601	375,492
Federal National Mortgage Association, 4.0000%, 10/1/47	448,526	481,744
Federal National Mortgage Association, 4.5000%, 10/1/47	108,231	117,930
Federal National Mortgage Association, 4.5000%, 10/1/47	64,448	70,224
Federal National Mortgage Association, 3.5000%, 11/1/47	32,548	36,085
Federal National Mortgage Association, 4.0000%, 11/1/47	243,202	261,214
Federal National Mortgage Association, 4.0000%, 11/1/47	426,370	457,946
Federal National Mortgage Association, 4.5000%, 11/1/47	487,619	531,317
Federal National Mortgage Association, 3.5000%, 12/1/47	250,681	280,679
Federal National Mortgage Association, 4.0000%, 12/1/47	3,550,385	3,813,324
Federal National Mortgage Association, 4.0000%, 1/1/48	271,631	291,748
Federal National Mortgage Association, 3.0000%, 2/1/48	805,708	873,667
Federal National Mortgage Association, 3.5000%, 4/1/48	158,559	175,786
Federal National Mortgage Association, 3.0000%, 5/1/48	406,715	429,625
Federal National Mortgage Association, 5.0000%, 5/1/48	3,869,222	4,247,612
Federal National Mortgage Association, 4.5000%, 6/1/48	5,904,423	6,400,917
Federal National Mortgage Association, 3.5000%, 7/1/48	27,187,851	28,880,003
Federal National Mortgage Association, 3.0000%, 11/1/48	12,435,409	13,105,145

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Detroit Street Trust ½ 9

Janus Henderson Mortgage-Backed Securities ETF

Schedule of Investments

October 31, 2020

	Shares/ Principal Amounts	Value
Mortgage-Backed Securities – (continued)
Federal National Mortgage Association, 3.5000%, 11/1/48	$ 831,442	$ 921,777
Federal National Mortgage Association, 4.0000%, 2/1/49	3,185,401	3,403,903
Federal National Mortgage Association, 3.5000%, 7/1/49	2,532,642	2,669,566
Federal National Mortgage Association, 3.0000%, 8/1/49	213,862	229,672
Federal National Mortgage Association, 3.0000%, 8/1/49	218,044	234,163
Federal National Mortgage Association, 3.0000%, 9/1/49	371,652	393,895
Federal National Mortgage Association, 4.0000%, 9/1/49	530,448	577,483
Federal National Mortgage Association, 3.0000%, 5/1/50	6,175,806	6,565,424
Federal National Mortgage Association, 3.5000%, 9/25/50(a)	86,734,654	10,471,267
Federal National Mortgage Association, 2.5000%, 10/1/50	982,000	1,029,534
Federal National Mortgage Association, 1.5000%, TBA, 30 Year Maturity(b)	35,981,203	36,201,768
Federal National Mortgage Association, 2.0000%, TBA, 30 Year Maturity(b)	22,500,000	23,194,800
Federal National Mortgage Association, 2.5000%, TBA, 30 Year Maturity(b)	16,910,730	17,617,429
Federal National Mortgage Association, 3.0000%, TBA, 30 Year Maturity(b)	42,925,000	44,860,059
Federal National Mortgage Association, 3.5000%, TBA, 30 Year Maturity(b)	22,139,482	23,372,873
Federal National Mortgage Association, 4.0000%, TBA, 30 Year Maturity(b)	49,373,937	52,720,009
Federal National Mortgage Association, 4.5000%, TBA, 30 Year Maturity(b)	4,203,000	4,547,016
Federal National Mortgage Association, 3.5000%, 8/1/56	66,482	73,523
Federal National Mortgage Association, 3.0000%, 2/1/57	2,487,548	2,690,828
Federal National Mortgage Association, 3.5000%, 2/1/57	2,547,938	2,830,200
Federal National Mortgage Association, 3.0000%, 6/1/57	148,308	160,359
Federal National Mortgage Association, 3.0000%, 9/1/57	258,746	279,771
Federal National Mortgage Association, 3.0000%, 5/1/58	946,372	1,023,269
Government National Mortgage Association, ICE LIBOR USD 1 Month + 0.4000%, 0.5458%, 8/16/29‡	40,928	41,181
Government National Mortgage Association, ICE LIBOR USD 1 Month + 0.4000%, 0.5514%, 7/20/34‡	71,619	72,077
Government National Mortgage Association, ICE LIBOR USD 1 Month + 0.3000%, 0.4458%, 8/16/34‡	50,631	50,782
Government National Mortgage Association, ICE LIBOR USD 1 Month + 0.2000%, 0.3514%, 6/20/35‡	42,960	42,904
Government National Mortgage Association, ICE LIBOR USD 1 Month + 0.1500%, 0.3014%, 8/20/35‡	48,955	48,796
Government National Mortgage Association, ICE LIBOR USD 1 Month + 0.3000%, 0.4514%, 4/20/37‡	17,369	17,414
Government National Mortgage Association, ICE LIBOR USD 1 Month + 0.3100%, 0.4614%, 6/20/37‡	49,061	49,220
Government National Mortgage Association, ICE LIBOR USD 1 Month + 0.3200%, 0.4714%, 7/20/37‡	73,682	73,952
Government National Mortgage Association, ICE LIBOR USD 1 Month + 0.5000%, 0.6514%, 10/20/37‡	24,058	24,331
Government National Mortgage Association, ICE LIBOR USD 1 Month + 0.5000%, 0.6514%, 10/20/37‡	56,939	57,585
Government National Mortgage Association, ICE LIBOR USD 1 Month + 0.5000%, 0.6514%, 2/20/38‡	47,652	48,176
Government National Mortgage Association, ICE LIBOR USD 1 Month + 0.5000%, 0.6514%, 2/20/38‡	95,989	97,072
Government National Mortgage Association, ICE LIBOR USD 1 Month + 0.7000%, 0.8514%, 5/20/39‡	28,116	28,116
Government National Mortgage Association, ICE LIBOR USD 1 Month + 0.6000%, 0.7458%, 1/16/40‡	16,271	16,534
Government National Mortgage Association, ICE LIBOR USD 1 Month + 0.3500%, 0.5014%, 6/20/40‡	5,060	5,076
Government National Mortgage Association, ICE LIBOR USD 1 Month + 0.4300%, 0.5758%, 10/16/40‡	78,842	79,452
Government National Mortgage Association, 0%, 5/16/41¤	8,208,868	7,620,063
Government National Mortgage Association, ICE LIBOR USD 1 Month + 0.3000%, 0.4514%, 7/20/41‡	39,826	39,941
Government National Mortgage Association, ICE LIBOR USD 1 Month + 5.6800%, 5.5286%, 10/20/45‡,(a)	2,097,703	399,127

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10 ½ OCTOBER 31, 2020

Janus Henderson Mortgage-Backed Securities ETF

Schedule of Investments

October 31, 2020

	Shares/ Principal Amounts	Value
Mortgage-Backed Securities – (continued)
Government National Mortgage Association, ICE LIBOR USD 1 Month + 6.0500%, 5.8986%, 4/20/46‡,(a)	$ 3,862,965	$ 856,779
Government National Mortgage Association, 4.5000%, 2/20/48	4,211,468	4,590,591
Government National Mortgage Association, 4.0000%, 5/20/48	999,664	1,075,155
Government National Mortgage Association, 4.0000%, 6/20/48	3,343,159	3,585,172
Government National Mortgage Association, 4.5000%, 7/20/48	325,477	353,495
Government National Mortgage Association, 4.5000%, 11/20/48	619,114	660,538
Government National Mortgage Association, 5.0000%, 1/20/49	367,751	401,509
Government National Mortgage Association, 4.0000%, 2/20/49	756,343	783,505
Government National Mortgage Association, 5.5000%, 2/20/49	505,834	549,730
Government National Mortgage Association, 4.0000%, 4/20/49	775,186	803,025
Government National Mortgage Association, 2.0000%, TBA, 30 Year Maturity(b)	28,000,000	29,055,320
Government National Mortgage Association, 2.5000%, TBA, 30 Year Maturity(b)	35,913,600	37,598,666
Government National Mortgage Association, 3.5000%, TBA, 30 Year Maturity(b)	36,990,100	38,984,976
Government National Mortgage Association, 4.0000%, TBA, 30 Year Maturity(b)	10,932,000	11,627,057
Government National Mortgage Association, 4.5000%, TBA, 30 Year Maturity(b)	878,200	942,414
JP Morgan Mortgage Trust, 3.0000%, 6/25/45 (144A) ‡	1,484,007	1,515,379
JP Morgan Mortgage Trust, ICE LIBOR USD 1 Month + 0.9000%, 1.0493%, 12/25/49 (144A)‡	1,095,705	1,095,673
JP Morgan Mortgage Trust, ICE LIBOR USD 1 Month + 1.0000%, 1.1481%, 6/25/50 (144A)‡	1,285,141	1,285,088
Mello Warehouse Securitization Trust, ICE LIBOR USD 1 Month + 1.1500%, 1.2981%, 11/25/52 (144A)‡	3,378,378	3,360,655
New Residential Mortgage Loan Trust, ICE LIBOR USD 1 Month + 0.9000%, 1.0493%, 1/25/48 (144A)‡	250,077	246,546
PRPM LLC, 3.6710%, 8/25/25 (144A)Ç	4,565,999	4,583,556
PRPM LLC, 2.8570%, 9/25/25 (144A)Ç	2,307,173	2,306,649
Radnor RE, Ltd., ICE LIBOR USD 1 Month + 0.9500%, 1.0993%, 2/25/30 (144A)‡	680,245	677,506
Radnor RE, Ltd., ICE LIBOR USD 1 Month + 1.4500%, 1.5993%, 2/25/30 (144A)‡	2,250,000	2,155,147
Sequoia Mortgage Trust, 2.5000%, 5/25/43 (144A)‡	2,368,983	2,422,294
Sequoia Mortgage Trust, 0.2724%, 11/25/48 (144A)‡,(a)	3,751,005	9,186
Sequoia Mortgage Trust, 3.5000%, 9/25/49 (144A)‡	338,748	348,454
Sequoia Mortgage Trust, 4.0000%, 9/25/49 (144A)‡	1,050,187	1,085,907
Spruce Hill Mortgage Loan Trust, 3.4070%, 6/25/55 (144A)‡	10,024,755	10,119,497
Starwood Mortgage Residential Trust, 2.7180%, 4/25/60 (144A)‡	6,521,633	6,613,308
Towd Point HE Trust, ICE LIBOR USD 1 Month + 0.9000%, 1.0493%, 4/25/48 (144A)‡	1,805,660	1,798,451
Verus Securitization Trust, 3.8490%, 3/25/58 (144A)‡	43,780	44,986
Total Mortgage-Backed Securities (cost $757,525,043)		763,009,885
Investment Companies – 37.1%
Money Market Funds – 37.1%
STIT – Government and Agency Portfolio, 0.0101%	214,629,631	214,629,631
Total Money Market Funds (cost $214,629,631)		214,629,631
Total Investments (total cost $997,629,709) – 173.3%		1,002,935,894
Liabilities, net of Cash, Receivables and Other Assets – (73.3%)		(424,290,955)
Net Assets – 100%		$578,644,939

Summary of Investments by Country – (Long Positions) (unaudited)

Country	Value	% of Investment Securities
United States	$1,000,103,241	99.7%
Bermuda	2,832,653	0.3
Total	$1,002,935,894	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Detroit Street Trust ½ 11

Janus Henderson Mortgage-Backed Securities ETF

Schedule of Investments

October 31, 2020

Schedule of TBA sales commitments – (% of Net Assets)

	Principal Amounts	Value
Securities Sold Short – (5.0)%
Mortgage-Backed Securities – (5.0)%
Government National Mortgage Association, 3.0000%, TBA, 30 Year Maturity(b)	$(27,981,200)	$(29,192,506)
Total Securities Sold Short (proceeds $29,164,936)		$(29,192,506)

Summary of Investments by Country – (Short Positions) (unaudited)

Country	Value	% of Investment Securities
United States	$(29,192,506)	100.0%

Schedule of Futures Contracts

Description	Number of Contracts	Expiration Date	Value and Notional Amount	Unrealized Appreciation	Variation Margin Asset
Futures Sold:
10-Year U.S. Ultra Long Treasury Note	96	12/21/20	$(15,099,000)	$119,885	$341,797
5-Year U.S. Treasury Note	235	12/31/20	(29,516,367)	58,515	166,829
90-Day Euro Future	7	12/18/23	(1,741,075)	2,351	6,704
90-Day Euro Future	7	03/18/24	(1,739,938)	2,789	7,951
90-Day Euro Future	7	06/17/24	(1,738,800)	3,139	8,949
90-Day Euro Future	7	09/16/24	(1,737,750)	3,314	9,448
Total				$189,993	$541,678

The following table, grouped by derivative type, provides information about the fair value and location of derivatives within the Statement of Assets and Liabilities as of October 31, 2020

Fair Value of Derivative Instruments (not accounted for as hedging instruments) as of October 31, 2020

Interest Rate Contracts
Asset Derivatives:
Variation margin receivable	$541,678

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended October 31, 2020.

The effect of Derivative Instruments (not accounted for as hedging instruments) on the Statement of Operations for the year ended October 31, 2020

Amount of Realized Gain/(Loss) Recognized on Derivatives
Derivative	Credit Contracts	Interest Rate Contracts	Total
Futures contracts	$—	$860,932	$860,932
Swap contracts	(25,873)	(560)	(26,433)
Total	$(25,873)	$860,372	$834,499

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

12 ½ OCTOBER 31, 2020

Janus Henderson Mortgage-Backed Securities ETF

Schedule of Investments

October 31, 2020

Amount of Change in Unrealized Appreciation/(Depreciation) Recognized on Derivatives
Derivative	Credit Contracts	Interest Rate Contracts	Total
Futures contracts	$—	$204,325	$204,325
Swap contracts	13,155	—	13,155
Total	$13,155	$204,325	$217,480

Please see the “Net realized and change in unrealized gain/(loss) on investments” sections of the Fund’s Statement of Operations.

Average ending Monthly Market Value of Derivative Instruments During the Year Ended October 31, 2020

Derivative	Market Value
Futures contracts, purchased	$9,624,902
Futures contracts, sold	20,958,087
Centrally Cleared Credit default swaps, buy protection	(6,378)

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Detroit Street Trust ½ 13

Janus Henderson Mortgage-Backed Securities ETF

Notes to Schedule of Investments and Other Information

October 31, 2020

Bloomberg Barclays U.S. MBS Index	Bloomberg Barclays U.S. MBS Index tracks the performance of U.S. fixed-rate agency mortgage backed pass-through securities.

ICE	Intercontinental Exchange

LIBOR	LIBOR (London Interbank Offered Rate) is a short-term interest rate that banks offer one another and generally represents current cash rates.

LLC	Limited Liability Company

TBA

(To Be Announced) Securities are purchased/sold on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when specific mortgage pools are assigned.

Step bond. The coupon rate will increase or decrease periodically based upon a predetermined schedule. The rate shown reflects the current rate.

‡	The interest rate on floating rate notes is based on an index or market interest rates and is subject to change. Rate in the security description is as of October 31, 2020.

¤	Zero coupon bond.

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1993 Act. Unless otherwise noted, these securities have been determined to be liquid in accordance with the requirements of Rule 22e-4, under the 1940 Act. The total value of 144A securities as of the year ended October 31, 2020 is $126,796,927 which represents 21.9% of net assets.

(a)	IO – Interest Only

(b)	Settlement is on a delayed delivery or when-issued basis with final maturity TBA in the future.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of October 31, 2020. See Notes to Financial Statements for more information.

Valuation Inputs Summary

	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs

Assets

Investments in Securities:

Asset-Backed Securities	$—	$12,162,847	$—

Corporate Bonds	—	13,133,531	—

Mortgage-Backed Securities	—	763,009,885	—

Investment Companies	214,629,631	—	—

Total Investments in Securities	$214,629,631	$788,306,263	$—

Other Financial Instruments(a):

Variation Margin Receivable on Futures contracts	$541,678	$—	$—

Total Assets	$215,171,309	$788,306,263	$—

Liabilities

TBA sales commitments:

Mortgage-Backed Securities	$—	$29,192,506	$—

Total Liabilities	$—	$29,192,506	$—

(a)	Other financial instruments include futures. Futures are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date.

14 ½ OCTOBER 31, 2020

Janus Henderson Mortgage-Backed Securities ETF

Statement of Assets and Liabilities

October 31, 2020

Assets:
Investments, at value(1)	$1,002,935,894
Due from broker for futures	403,390
Receivable for variation margin on futures contracts	541,678
Receivables:
Investments sold	33,193,658
Interest	1,087,941
Total Assets	1,038,162,561
Liabilities:
TBA sales commitments, at value(2)	29,192,506
Payables:
Due to custodian	1,209,484
Investments purchased	428,971,579
Management fees	144,053
Total Liabilities	459,517,622
Net Assets	$578,644,939
Net Assets Consists of:
Capital (par value and paid-in surplus)	$567,817,039
Total distributable earnings (loss)	10,827,900
Total Net Assets	$578,644,939
Net Assets	$578,644,939
Shares outstanding, $0.001 Par Value (unlimited shares authorized)	10,800,001
Net Asset Value Per Share	$53.58

(1)	Includes cost of $997,629,709.
(2)	Proceeds $29,164,936.

See Notes to Financial Statements.

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Janus Henderson Mortgage-Backed Securities ETF

Statement of Operations

For the year ended October 31, 2020

Investment Income:
Dividends	$189,814
Interest	9,523,925
Total Investment Income	9,713,739
Expenses:
Management Fees	1,176,266
Total Expenses	1,176,266
Net Investment Income/(Loss)	8,537,473
Net Realized Gain/(Loss) on Investments:
Investments	$5,981,245
TBA sales commitments	(1,614,742)
Futures contracts	860,932
Swap contracts	(26,433)
Total Net Realized Gain/(Loss) on Investments	$5,201,002
Change in Unrealized Net Appreciation/Depreciation:
Investments	$3,451,566
TBA sales commitments	21,549
Futures contracts	204,325
Swap contracts	13,155
Total Change in Unrealized Net Appreciation/Depreciation	$3,690,595
Net Increase/(Decrease) in Net Assets Resulting from Operations	$17,429,070

See Notes to Financial Statements.

16 ½ OCTOBER 31, 2020

Janus Henderson Mortgage-Backed Securities ETF

Statements of Changes in Net Assets

	Year Ended October 31, 2020	Year Ended October 31, 2019
Operations:
Net investment income/(loss)	$8,537,473	$2,402,270
Net realized gain/(loss) on investments	5,201,002	2,134,088
Change in unrealized net appreciation/depreciation	3,690,595	1,934,610
Net Increase/(Decrease) in Net Assets Resulting from Operations	17,429,070	6,470,968
Dividends and Distributions to Shareholders:
Dividends and Distributions	(10,243,739)	(2,074,830)
Net Decrease from Dividends and Distributions to Shareholders	(10,243,739)	(2,074,830)
Capital Share Transactions	403,078,165	131,792,173
Net Increase/(Decrease) in Net Assets	410,263,496	136,188,311
Net Assets:
Beginning of year	168,381,443	32,193,132
End of year	$578,644,939	$168,381,443

See Notes to Financial Statements.

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Janus Henderson Mortgage-Backed Securities ETF

Financial Highlights

For a share outstanding during each year or period ended October 31	2020	2019	2018(1)
Net Asset Value, Beginning of Period	$52.62	$49.53	$50.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	1.22	1.56	0.17
Net realized and unrealized gain/(loss)	1.51	3.03	(0.64)
Total from Investment Operations	2.73	4.59	(0.47)
Less Dividends and Distributions:
Dividends (from net investment income)	(1.77)	(1.50)	—
Total Dividends and Distributions	(1.77)	(1.50)	—
Net Asset Value, End of Period	$53.58	$52.62	$49.53
Total Return*	5.30%(3)	9.40%(3)	(0.94)%
Net assets, End of Period (in thousands)	$578,645	$168,381	$32,193
Average Net Assets for the Period (in thousands)	$369,845	$78,797	$30,452
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.32%	0.35%	0.35%
Ratio of Net Investment Income/(Loss)	2.31%	3.05%	2.67%
Portfolio Turnover Rate(4)(5)	300%	348%	91%

*	Total return not annualized for periods of less than one full year.
**	Annualized for periods of less than one full year.
(1)	Period from September 12, 2018 (commencement of operations) through October 31, 2018.
(2)	Per share amounts are calculated based on average shares outstanding during the year or period.
(3)	The return includes adjustments in accordance with generally accepted accounting principles required at period end date.
(4)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creation or redemptions.
(5)	Portfolio Turnover Rate excludes TBA (to be announced) purchase and sales commitments.

See Notes to Financial Statements.

18 ½ OCTOBER 31, 2020

Janus Henderson Mortgage-Backed Securities ETF

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Janus Henderson Mortgage-Backed Securities ETF (the “Fund”) is a series fund. The Fund is part of Janus Detroit Street Trust (the “Trust”), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. As of the date of this report, the Trust offers six Funds each of which represent shares of beneficial interest in a separate portfolio of securities and other assets with its own objective and policies. The Fund seeks a high level of total return consisting of income and capital appreciation. The Fund is classified as diversified, as defined in the 1940 Act.

The Fund is an actively-managed exchange-traded fund. Unlike shares of traditional mutual funds, shares of the Fund are not individually redeemable and may only be purchased or redeemed directly from the Fund at net asset value (“NAV”) in large increments called “Creation Units” by certain participants, known as “Authorized Participants.” The Fund will issue or redeem Creation Units in exchange for portfolio securities and/or cash. Except when aggregated in Creation Units, Fund shares are not redeemable securities of the Fund. Shares of the Fund are listed and trade on NYSE Arca, Inc. (“NYSE Arca”), and individual investors can purchase or sell shares in much smaller increments for cash in the secondary market through a broker. These transactions, which do not involve the Fund, are made at market prices that may vary throughout the day and differ from the Fund’s NAV. As a result, you may pay more than NAV (a premium) when you purchase shares and receive less than NAV (a discount) when you sell shares, in the secondary market.

An Authorized Participant (or other broker-dealers making markets in shares of the Fund) may hold of record more than 25% of the outstanding shares of the Fund. From time to time, Authorized Participants (or other broker-dealers making markets in shares of the Fund) may be a beneficial and/or legal owner of the Fund, may be affiliated with an index provider, may be deemed to have control of the Fund and/or may be able to affect the outcome of matters presented for a vote of the shareholders of the Fund. Authorized Participants (or other broker-dealers making markets in shares of the Fund) may execute an irrevocable proxy granting the Distributor, Janus Capital Management LLC (“Janus Capital” or “Janus”) or an affiliate of Janus Capital power to vote or abstain from voting such Authorized Participant’s beneficially or legally owned shares of the Fund. In such cases, the agent shall mirror vote (or abstain from voting) such shares in the same proportion as all other beneficial owners of the Fund.

The following accounting policies have been followed by the Fund and are in conformity with United States of America generally accepted accounting principles (“US GAAP”).

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities, including shares of exchange-traded funds, traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available, or are deemed by Janus Capital to be unreliable, are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position.

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Janus Henderson Mortgage-Backed Securities ETF

Notes to Financial Statements

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; and certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of October 31, 2020 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded daily on an accrual basis and includes amortization of premiums and accretion of discounts. The Fund classifies gains and losses on prepayments received as an adjustment to interest income. Debt securities may be placed in non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivables when collection of all or a portion of interest has become doubtful. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Estimates

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

20 ½ OCTOBER 31, 2020

Janus Henderson Mortgage-Backed Securities ETF

Notes to Financial Statements

Dividends and Distributions

Dividends from net investment income are generally declared and distributed monthly. Net realized capital gains (if any) are distributed annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the NAV. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or a Fund’s total return but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Fund’s equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Derivative Instruments

The Fund may invest in various types of derivatives. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Fund may invest in derivative instruments including, but not limited to: futures contracts, options, and swaps. Each derivative instrument that was held by the Fund during the year ended October 31, 2020 is discussed in further detail below.

The Fund may use derivative instruments for various investment purposes, such as to manage or hedge portfolio risk, including interest rate risk, or to manage duration. The Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks including liquidity risk, market risk, credit risk, default risk, counterparty risk and management risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate exactly with the change in the value of the underlying asset, rate or index. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial. The Fund’s ability to use derivatives may also be limited by certain regulatory and tax considerations.

In pursuit of its investment objective, the Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

•	Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

•	Credit Risk – the risk an issuer will be unable to make principal and interest payments when due or will default on its obligations.

•	Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.

•

Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

•	Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Fund’s NAV to likewise decrease.

•

Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Fund may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Fund may require the

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Janus Henderson Mortgage-Backed Securities ETF

Notes to Financial Statements

counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. Additionally, the Fund may deposit cash and/or treasuries as collateral with the counterparty and/ or custodian daily (based on the daily valuation of the financial asset) if the Fund has a net aggregate unrealized loss on OTC derivative contracts with a particular counterparty. All liquid securities and restricted cash are considered to cover in an amount at all times equal to or greater than the Fund’s commitment with respect to certain exchange-traded derivatives, centrally cleared derivatives, short sales, and/or securities with extended settlement dates. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital’s ability to establish and maintain appropriate systems and trading.

Futures Contracts

A futures contract is an exchange-traded agreement to take or make delivery of an underlying asset at a specific time in the future for a specific predetermined negotiated price. The Fund may enter into futures contracts to hedge or protect itself from fluctuations or other adverse movement in the value of individual securities, the securities markets generally, or interest rate fluctuations, without actually buying or selling the underlying debt security. The Fund is subject to interest rate risk and equity risk in the normal course of pursuing its investment objective through its investments in futures contracts. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts on commodities are valued at the settlement price on valuation date on the commodities exchange as reported by an approved vendor. Mini contracts, as defined in the description of the contract, shall be valued using the Actual Settlement Price or “ASET” price type as reported by an approved vendor. Futures contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities (if applicable). The change in unrealized net appreciation/depreciation is reported on the Statement of Operations (if applicable). When a contract is closed, a realized gain or loss is reported on the Statement of Operations (if applicable), equal to the difference between the opening and closing value of the contract.

Securities held by the Fund that are designated as collateral for market value on futures contracts are noted on the Schedule of Investments (if applicable). Such collateral is in the possession of the Fund’s futures option merchant.

With futures, there is minimal counterparty credit risk to the Fund since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

During the year, the Fund purchased interest rate futures to increase exposure to interest rate risk.

During the year, the Fund sold interest rate futures to decrease exposure to interest rate risk.

Swaps

Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year to exchange one set of cash flows for another. The most significant factor in the performance of swap agreements is the change in value of the specific index, security, or currency, or other factors that determine the amounts of payments due to and from the Fund. The use of swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Swap agreements entail the risk that a party will default on its payment obligations to the Fund. If the other party to a swap defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. If the Fund utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Fund and reduce the Fund’s total return.

Swap agreements also bear the risk that the Fund will not be able to meet its obligation to the counterparty. Swap agreements are typically privately negotiated and entered into in the OTC market. However, certain swap agreements are required to be cleared through a clearinghouse and traded on an exchange or swap execution facility. Swaps that are required to be cleared are required to post initial and variation margins in accordance with the exchange requirements. Regulations enacted require the Fund to centrally clear certain interest rate and credit default index swaps through a clearinghouse or central counterparty (“CCP”). To clear a swap with a CCP, the Fund will submit the swap to, and post collateral with, a futures clearing merchant (“FCM”) that is a clearinghouse member.

Index swaps, interest rate swaps, and credit default swaps are valued using an approved vendor supplied price. Basket swaps are valued using a broker supplied price. Equity swaps that consist of a single underlying equity are valued either at the closing price, the latest bid price, or the last sale price on the primary market or exchange it trades. The market value of swap contracts are aggregated by positive and negative values and are disclosed separately as an asset or

22 ½ OCTOBER 31, 2020

Janus Henderson Mortgage-Backed Securities ETF

Notes to Financial Statements

liability on the Fund’s Statement of Assets and Liabilities (if applicable). Realized gains and losses are reported on the Statement of Operations (if applicable). The change in unrealized net appreciation or depreciation during the period is included in the Statement of Operations (if applicable).

The Fund’s maximum risk of loss from counterparty risk or credit risk is the discounted value of the payments to be received from/paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. The risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to cover the Fund’s exposure to the counterparty.

The Fund may enter into various types of credit default swap agreements, including OTC credit default swap agreements and index credit default swaps (“CDX”), for hedging purposes. Credit default swaps are a specific kind of counterparty agreement that allow the transfer of third party credit risk from one party to the other. One party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange for regular periodic payments. Credit default swaps could result in losses if the Fund does not correctly evaluate the creditworthiness of the company or companies on which the credit default swap is based. Credit default swap agreements may involve greater risks than if the Fund had invested in the reference obligation directly since, in addition to risks relating to the reference obligation, credit default swaps are subject to liquidity risk, counterparty risk, and credit risk. The Fund will generally incur a greater degree of risk when it sells a credit default swap than when it purchases a credit default swap.

As a buyer of a credit default swap, the Fund may lose its investment and recover nothing should no credit event occur, and the swap is held to its termination date. As seller of a credit default swap, if a credit event were to occur, the value of any deliverable obligation received by the Fund, coupled with the upfront or periodic payments previously received, may be less than what it pays to the buyer, resulting in a loss of value to the Fund.

If the Fund is the seller of credit protection against a particular security, the Fund would receive an up-front or periodic payment to compensate against potential credit events. As the seller in a credit default swap contract, the Fund would be required to pay the par value (the “notional value”) (or other agreed-upon value) of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would keep the stream of payments and would have no payment obligations. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional value of the swap. The maximum potential amount of future payments (undiscounted) that the Fund as a seller could be required to make in a credit default transaction would be the notional amount of the agreement.

As a buyer of credit protection, the Fund is entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract in the event of a default or other credit event by a third party, such as a U.S. or foreign issuer, on the debt obligation. In return, the Fund as buyer would pay to the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Fund would have spent the stream of payments and potentially received no benefit from the contract.

During the year, the Fund purchased protection via the credit default swap market in order to reduce credit risk exposure to individual corporates, countries and/or credit indices where gaining this exposure via the cash bond market was less attractive.

The Fund’s use of interest rate swaps involves investment techniques and risks different from those associated with ordinary portfolio security transactions. Interest rate swaps do not involve the delivery of securities, other underlying assets, or principal. Interest rate swaps involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments). Interest rate swaps may result in potential losses if interest rates do not move as expected or if the counterparties are unable to satisfy their obligations. Interest rate swaps are generally entered into on a net basis. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make.

During the year, the Fund entered into interest rate swaps paying a fixed interest rate and receiving a floating interest rate in order to increase interest rate risk (duration) exposure. As interest rates rise, the Fund benefits by receiving a higher future floating rate, while paying a fixed rate that has not decreased.

As of October 31, 2020, the Fund did not have any open swap contracts.

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Janus Henderson Mortgage-Backed Securities ETF

Notes to Financial Statements

3. Other Investments and Strategies

Additional Investment Risk

In the aftermath of the 2007-2008 financial crisis, the financial sector experienced reduced liquidity in credit and other fixed-income markets, and an unusually high degree of volatility, both domestically and internationally. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took a number of unprecedented steps designed to support the financial markets. For example, the enactment of the Dodd-Frank Act in 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, over-the-counter derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. More recently, in response to the COVID-19 pandemic, the U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets, including reducing interest rates to record low levels. The withdrawal of this support, a failure of measures put in place in response to such economic uncertainty, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation.

Widespread disease, including pandemics and epidemics, and natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis and weather-related phenomena generally, have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a Fund’s investments. Economies and financial markets throughout the world have become increasingly interconnected, which increases the likelihood that events or conditions in one region or country will adversely affect markets or issuers in other regions or countries, including the United States. These disruptions could prevent a Fund from executing advantageous investment decisions in a timely manner and negatively impact a Fund’s ability to achieve its investment objective(s). Any such event(s) could have a significant adverse impact on the value of a Fund. In addition, these disruptions could also impair the information technology and other operational systems upon which the Fund’s service providers, including Janus Capital, rely, and could otherwise disrupt the ability of employees of the Fund’s service providers to perform essential tasks on behalf of the Fund.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU have experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (commonly known as “Brexit”). The United Kingdom formally left the EU on January 31, 2020 and entered into an eleven-month transition period, during which the United Kingdom will remain subject to EU laws and regulations. There is considerable uncertainty relating to the potential consequences of the United Kingdom’s exit and how negotiations for new trade agreements will be conducted or concluded.

LIBOR Replacement Risk

The Fund may invest in certain debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate (“LIBOR”) as a reference rate for various rate calculations. On July 27, 2017, the U.K. Financial Conduct Authority announced that it intends to stop compelling or inducing banks to submit LIBOR rates after 2021. However, it remains unclear if LIBOR will continue to exist in its current, or a modified, form. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. The U.S. Federal Reserve, based on the recommendations of the New York Federal Reserve’s Alternative Reference Rate Committee (comprised of major derivative market participants and their regulators), has begun publishing a Secured Overnight Financing Rate (SOFR), that is intended to replace U.S. dollar LIBOR. Proposals for alternative reference rates for other currencies have also been announced or have already begun publication. However, global consensus on alternative rates is lacking. The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could adversely impact (i) volatility and liquidity in markets that are tied to LIBOR, (ii) the market for, or value of, specific securities or payments linked to those reference rates, (iii) availability or terms of borrowing or

24 ½ OCTOBER 31, 2020

Janus Henderson Mortgage-Backed Securities ETF

Notes to Financial Statements

refinancing, or (iv) the effectiveness of hedging strategies. For these and other reasons, the elimination of LIBOR or changes to other interest rates may adversely affect the Fund’s performance and/or net asset value. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021. Markets are slowly developing in response to these new rates. Uncertainty regarding the process for amending existing contracts or instruments to transition away from LIBOR remains a concern for the Fund. The effect of any changes to, or discontinuation of, LIBOR on the Fund will vary depending, among other things, on (1) existing fallback or termination provisions in individual contracts and (2) whether, how, and when industry participants develop and adopt new reference rates and fallbacks for both legacy and new products and instruments. Accordingly, it is difficult to predict the full impact of the transition away from LIBOR on the Fund until new reference rates and fallbacks for both legacy and new products, instruments and contracts are commercially accepted.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Mortgage and Asset-Backed Securities

Mortgage- and asset-backed securities represent interests in “pools” of commercial or residential mortgages or other assets, including consumer and commercial loans or receivables. The Fund may purchase fixed or variable rate commercial or residential mortgage-backed securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), or other governmental or government-related entities. Ginnie Mae’s guarantees are backed by the full faith and credit of the U.S. Government which means that the U.S. Government guarantees that the interest and principal will be paid when due. Fannie Mae and Freddie Mac securities are not backed by the full faith and credit of the U.S. Government. In September 2008, the Federal Housing Finance Agency (“FHFA”), an agency of the U.S. Government, placed Fannie Mae and Freddie Mac under conservatorship. Since that time, Fannie Mae and Freddie Mac have received capital support through U.S. Treasury preferred stock purchases, and Treasury and Federal Reserve purchases of their mortgage-backed securities. The FHFA and the U.S. Treasury have imposed strict limits on the size of these entities’ mortgage portfolios. The FHFA has the power to cancel any contract entered into by Fannie Mae and Freddie Mac prior to FHFA’s appointment as conservator or receiver, including the guarantee obligations of Fannie Mae and Freddie Mac.

Asset-backed securities may be backed by various consumer obligations, including automobile loans, equipment leases, credit card receivables, or other collateral. In the event the underlying loans are not paid, the securities’ issuer could be forced to sell the assets and recognize losses on such assets, which could impact your return. Unlike traditional debt instruments, payments on mortgage-backed and other asset-backed securities include both interest and a partial payment of principal. Prepayment of the principal of underlying loans at a faster pace than expected is known as “prepayment risk,” and may shorten the effective maturities of these securities. This may result in the Fund having to reinvest proceeds at a lower interest rate. Mortgage and asset-backed securities tend to be more sensitive to changes in interest rates than other types of debt securities. In addition to prepayment risk, investments in mortgage-backed securities, particularly those comprised of subprime mortgages, and investments in other asset-backed securities comprised of under-performing assets may be subject to a higher degree of credit risk, valuation risk, and liquidity risk than other mortgage- and asset-backed securities. Mortgage and asset-backed securities are also subject to extension risk, which is the risk that rising interest rates could cause mortgages or other obligations underlying these securities to be paid more slowly than expected, increasing the Fund’s sensitivity to interest rate changes and causing its price to decline.

Janus Detroit Street Trust ½ 25

Janus Henderson Mortgage-Backed Securities ETF

Notes to Financial Statements

TBA Commitments

The Fund enters into “to be announced” or “TBA” commitments to purchase mortgage-backed securities. TBAs are forward agreements for the purchase or sale of securities, including mortgage-backed securities, for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate, and mortgage terms. Although the particular TBA securities must meet industry-accepted “good delivery” standards, there can be no assurance that a security purchased on forward commitment basis will ultimately be issued or delivered by the counterparty. During the settlement period, the Fund will still bear the risk of any decline in the value of the security to be delivered. Because TBA commitments do not require the purchase and sale of identical securities, the characteristics of the security delivered to the Fund may be less favorable than the security delivered to the dealer. If the counterparty to a transaction fails to deliver the security, the Fund could suffer a loss. To facilitate TBA commitments, the Fund is required to segregate or otherwise earmark liquid assets marked to market daily in an amount at least equal to such TBA commitments. Rules of the Financial Industry Regulatory Authority (“FINRA”) which are expected to be effective in March 2021, include mandatory margin requirements for TBA commitments which, in some circumstances, will require the Fund to also post collateral. These collateral requirements may increase costs associated with the Fund’s participation in the TBA market.

When-Issued, Delayed Delivery and Forward Commitment Transactions

The Fund may purchase or sell securities on a when-issued, delayed delivery, or forward commitment basis. When purchasing a security on a when-issued, delayed delivery, or forward commitment basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. Typically, no income accrues on securities the Fund has committed to purchase prior to the time delivery of the securities is made. Because the Fund is not required to pay for the security until the delivery date, these risks are in addition to the risks associated with the Fund’s other investments. If the other party to a transaction fails to deliver the securities, the Fund could miss a favorable price or yield opportunity. If the Fund remains substantially fully invested at a time when when-issued, delayed delivery, or forward commitment purchases (including TBA commitments) are outstanding, the purchases may result in a form of leverage.

When the Fund has sold a security on a when-issued, delayed delivery, or forward commitment basis, the Fund does not participate in future gains or losses with respect to the security. If the other party to a transaction fails to pay for the securities, the Fund could suffer a loss. Additionally, when selling a security on a when-issued, delayed delivery, or forward commitment basis without owning the security, the Fund will incur a loss if the security’s price appreciates in value such that the security’s price is above the agreed upon price on the settlement date. The Fund may dispose of or renegotiate a transaction after it is entered into, and may purchase or sell when-issued, delayed delivery or forward commitment securities before the settlement date, which may result in a gain or loss.

4. Investment Advisory Agreements and Other Transactions with Affiliates

Under its unitary fee structure, the Fund pays Janus Capital a management fee in return for providing certain investment advisory, supervisory, and administrative services to the Fund, including the costs of transfer agency, custody, fund administration, legal, audit, and other services. Janus Capital’s fee structure is designed to pay substantially all of the Fund’s expenses. However, the Fund bears other expenses which are not covered under the management fee which may vary and affect the total level of expenses paid by shareholders, such as distribution fees (if any), brokerage expenses or commissions, interest, dividends, taxes, litigation expenses, acquired fund fees and expenses (if any), and extraordinary expenses. The Fund’s unitary management fee provides for reductions in the fee rate as the Fund’s assets grow. As of the date of this report, the Fund’s management fee was calculated daily and paid monthly according to the following schedule:

Daily Net Assets	Fee Rate
$0-$500 million	0.30%
Next $500 million	0.25%
Over $1 billion	0.20%

Prior to May 1, 2020, the Fund’s management fee was calculated daily and paid monthly according to the following schedule:

Daily Net Assets	Fee Rate
$0-$500 million	0.35%
Next $500 million	0.28%
Over $1 billion	0.20%

26 ½ OCTOBER 31, 2020

Janus Henderson Mortgage-Backed Securities ETF

Notes to Financial Statements

For the year ended October 31, 2020, the Fund’s contractual management fee rate (expressed as an annual rate) was 0.32% of the Fund’s average daily net assets.

State Street Bank and Trust Company (“State Street”) provides certain fund administration services to the Fund, including services related to the Fund’s accounting, including calculating the daily NAV, audit coordination, tax, and reporting obligations, pursuant to an agreement with Janus Capital, on behalf of the Fund. As compensation for such services, Janus Capital pays State Street a fee based on a percentage of the Fund’s assets, with a minimum flat fee, for certain services. Janus Capital serves as administrator to the Fund, providing oversight and coordination of the Fund’s service providers, recordkeeping and other administrative services. Janus Capital does not receive any additional compensation, beyond the unitary fee, for serving as administrator. State Street also serves as transfer agent for the shares of the Fund. Pursuant to agreements with Janus Capital on behalf of the Fund, State Street Global Markets, an affiliate of State Street, may execute portfolio transactions for the Fund, including but not limited to, transactions in connection with cash in lieu transactions.

The Trust has adopted a Distribution and Servicing Plan for shares of the Fund pursuant to Rule 12b-1 under the 1940 Act (the “Plan”). The Plan permits compensation in connection with the distribution and marketing of Fund shares and/or the provision of certain shareholder services. The Plan permits the Fund to pay ALPS Distributors, Inc. (the “Distributor”) or its designee, a fee for the sale and distribution and/or shareholder servicing of the shares at an annual rate of up to 0.25% of average daily net assets of the Fund. However, the Trustees have determined not to authorize payment under this Plan at this time. Under the terms of the Plan, the Trust would be authorized to make payments to the Distributor or its designee for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. The 12b-1 fee may only be imposed or increased when the Trustees determine that it is in the best interests of shareholders to do so. Because these fees are paid out of the Fund’s assets on an ongoing basis, to the extent that a fee is authorized, over time they will increase the cost of an investment in the Fund. The Plan fee may cost an investor more than other types of sales charges.

As of October 31, 2020, Janus Capital owned 1 share or less than 0.0% of the Fund.

The Fund is permitted to purchase or sell securities (“cross-trade”) between itself and other funds or accounts managed by Janus Capital in accordance with Rule 17a-7 under the Investment Company Act of 1940 (“Rule 17a-7”), when the transaction is consistent with the investment objectives and policies of the Fund and in accordance with the Internal Cross Trade Procedures adopted by the Trust’s Board of Trustees. These procedures have been designed to ensure that any cross-trade of securities by the Fund from or to another fund or account that is or could be considered an affiliate of the Fund under certain limited circumstances by virtue of having a common investment adviser, common Officer, or common Trustee complies with Rule 17a-7. Under these procedures, each cross-trade is effected at the current market price to save costs where allowed. During the year ended October 31, 2020, the Fund engaged in cross trades amounting to $47,492,940 in purchases and $7,009,396 in sales, resulting in a net realized gain of $507,345. The net realized gain is included within the “Net Realized Gain/(Loss) on Investments” section of the Fund’s Statement of Operations.

5. Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Fund must satisfy under the income tax regulations; (2) losses or deductions the Fund may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

			Loss Deferrals
Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Late-Year Ordinary Loss	Post-October Capital Loss	Other Book to Tax Differences	Net Tax Appreciation/ (Depreciation)
$4,215,416	$1,343,402	$—	$—	$—	$—	$5,269,082

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of October 31, 2020 are noted below. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

Janus Detroit Street Trust ½ 27

Janus Henderson Mortgage-Backed Securities ETF

Notes to Financial Statements

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$997,639,242	$6,450,352	$(1,153,700)	$5,296,652

Information on the tax components of derivatives as of October 31, 2020 is as follows:

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$(28,974,943)	$—	$(27,570)	$(27,570)

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from US GAAP. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, passive foreign investment companies, net investment losses, in-kind transactions and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.

For the year ended October 31, 2020:
Distributions
From Ordinary Income	From Long-Term Capital Gain	Tax Return of Capital	Net Investment Loss
$10,243,739	$—	$—	$—

For the year ended October 31, 2019:
Distributions
From Ordinary Income	From Long-Term Capital Gain	Tax Return of Capital	Net Investment Loss
$2,074,830	$—	$—	$—

Permanent book to tax basis differences may result in reclassifications between the components of net assets. These differences have no impact on the results of operations or net assets. The following reclassifications have been made to the Fund:

Increase/(Decrease) to Capital	Increase/(Decrease) to Undistributed Net Investment Income/Loss	Increase/(Decrease) to Undistributed Net realized Gain/Loss
$190,693	$2,341,393	$(2,532,086)

Capital has been adjusted by $206,001 all of which is long-term capital gain, for distributions in connection with Fund share redemptions (tax equalization).

6. Capital Share Transactions

	Year ended October 31, 2020		Year ended October 31, 2019
	Shares	Amount	Shares	Amount
Shares sold	8,050,000	$426,661,907	2,825,000	$146,011,506
Shares repurchased	(450,000)	(23,583,742)	(275,000)	(14,219,333)
Net Increase/(Decrease)	7,600,000	$403,078,165	2,550,000	$131,792,173

7. Purchases and Sales of Investment Securities

For the year ended October 31, 2020, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$661,856,060	$608,948,482	$519,023,946	$379,195,535

28 ½ OCTOBER 31, 2020

Janus Henderson Mortgage-Backed Securities ETF

Notes to Financial Statements

8. Recent Accounting Pronouncements

The FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820) in August 2018. The new guidance removes, modifies and enhances the disclosures to Topic 820. For public entities, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. An entity is permitted, and Management has decided to early adopt the standard in these financial statements.

The FASB issued Accounting Standards Update No. 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities (“ASU 2017-08”) to amend the amortization period for certain purchased callable debt securities held at a premium. The guidance requires certain premiums on callable debt securities to be amortized to the earliest call date. The amortization period for callable debt securities purchased at a discount will not be impacted. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management has adopted the amendments as of the beginning of this fiscal period.

The FASB issued Accounting Standards Update 2020-04 Reference Rate Reform: Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”) in March 2020. The new guidance in the ASU provide optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the LIBOR or other interbank-offered based reference rates as of the end of 2021. For new and existing contracts, Funds may elect to apply the guidance as of March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of the ASU’s adoption to the Fund’s financial statements.

9. Subsequent Events

Management has evaluated whether any events or transactions occurred subsequent to October 31, 2020 and through the date of the issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

Janus Detroit Street Trust ½ 29

Janus Henderson Mortgage-Backed Securities ETF

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters each fiscal year as an exhibit to Form N-PORT within 60 days of the end of such fiscal quarter. Historically, the Fund filed its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters each fiscal year on Form N-Q. The Fund’s Form N-PORT and Form N-Q filings: are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling Janus Henderson at 1-800-525-0020 (toll free).

Designation Requirements (unaudited)

For federal income tax purposes, the Fund designated the following for the year ended October 31, 2020.

Capital Gain Distributions	$206,001

30 ½ OCTOBER 31, 2020

Janus Henderson Mortgage-Backed Securities ETF

Trustees and Officers (unaudited)

The following are the Trustees and officers of the Trust together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years). The Fund’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Fund’s Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75. The Trustees review the Fund’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Fund’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Clayton Street Trust. As of the date of this report, collectively, the two registered investment companies consist of 9 series or funds.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Clayton Street Trust. Certain officers of the Funds may also be officers and/or directors of Janus Capital. Except as otherwise disclosed, Fund officers receive no compensation from the Funds.

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee*	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees

Clifford J. Weber 151 Detroit Street Denver, CO 80206 DOB: 1963	Chairman Trustee	2/16-Present 2/16-Present	Owner, Financial Products Consulting Group LLC (consulting services to financial institutions) (since 2015). Formerly, Executive Vice President of Global Index and Exchange-Traded Products, NYSE Market, Inc., a subsidiary of Intercontinental Exchange (ETF/ETP listing exchange) (2013-2015).	9	Independent Trustee, Clough
Funds Trust (investment
company) (since 2015),
Chairman, Clough Funds
Trust (since 2017),
Independent Trustee, Clough
Dividend and Income Fund
(closed-end fund)
(since 2017), Independent
Trustee, Clough Global
Opportunities Fund
(closed-end fund) (since
2017), Independent Trustee,
Clough Global Equity Fund
(closed-end fund) (since
2017), Independent Trustee,
Elevation ETF Trust
(investment company)
(2016-2018), Chairman,
Elevation ETF Trust
(2016-2018), and
Independent Trustee, Global
X Funds (investment
company) (since 2018).

Janus Detroit Street Trust ½ 31

Janus Henderson Mortgage-Backed Securities ETF

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee*	Other Directorships Held by Trustee During the Past Five Years
Maureen T. Upton 151 Detroit Street Denver, CO 80206 DOB: 1965	Trustee	2/16-Present	Principal, Maureen Upton Ltd. (consulting services to developers of major infrastructure projects and investors) (since 2017). Formerly, Principal Consultant, SRK Consulting (U.S.), Inc. (consulting services to global mining, energy and water resource industries) (2015-2017) and Founder and Principal, Resource Initiatives LLC (sustainability consulting firm) (2006-2015).	9

Jeffrey B. Weeden 151 Detroit Street Denver, CO 80206 DOB: 1956	Trustee	2/16-Present	Senior Advisor, BayBoston Capital LP (investment fund in banks and bank holdings companies) (since 2015). Formerly, Management Advisor, BoxCast, Inc. (technology start-up company) (2014-2017).	9	Director, State Farm Bank (banking) (since 2014).
Interested Trustee

Richard C. Hoge** 151 Detroit Street Denver, CO 80206 DOB: 1966	Trustee	1/20-Present	Chief Operating Officer – Exchange Traded Products, Janus Henderson Investors (since 2014); Registered Representative, Janus Distributors LLC (broker dealer) (since 2014).	9	Director, Velocity Capital Long Short Volatility Fund (hedge fund) (2012-2016).

*	Each Trustee also serves as a trustee to the Clayton Street Trust, which is currently comprised of three portfolios.
**	Richard C. Hoge is an Interested Trustee because of his employment with Janus Henderson Investors.

32 ½ OCTOBER 31, 2020

Janus Henderson Mortgage-Backed Securities ETF

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Bruce L. Koepfgen 151 Detroit Street Denver, CO 80206 DOB: 1952	President and Chief Executive Officer	2/16-Present	Executive Vice President and Head of North America at Janus Henderson Investors (since 2017); President and Head of North America at Janus Capital Management LLC (since 2013 and 2017, respectively), President at Janus Capital Group Inc. (since 2013), President and Director at Janus International Holding LLC (since 2019 and 2011, respectively), President at Janus Holdings LLC (since 2019), President and Director at Janus Management Holdings Corporation (since 2017 and 2012, respectively), Executive Vice President and Head of North America at Janus Distributors LLC (since 2011 and 2019, respectively), Vice President and Director at Intech Investment Management LLC (since 2012) and Executive Vice President at Perkins Investment Management LLC (since 2011). Formerly, Executive Vice President at Janus Capital Group Inc., Janus International Holding LLC, Janus Management Holdings Corporation (2011-2019), and Director at Perkins Investment Management LLC (2011-2019).

Kristin Mariani 151 Detroit Street Denver, CO 80206 DOB: 1966	Vice President, Chief Compliance Officer, and Anti- Money Laundering Officer	7/20-Present	Chief Compliance Officer for Janus Capital Management LLC (since September 2017), Global Head of Investment Management Compliance for Janus Henderson Investors (since 2019). Formerly, Vice President, Head of Global Distribution Compliance and Chief Compliance Officer of Janus Distributors LLC (May 2017 – September 2017), Vice President, Compliance at Janus Capital Group Inc., Janus Capital Management LLC, and Janus Distributors LLC (2009-2017).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Vice President, Chief Financial Officer, Treasurer, and Principal Accounting Officer	2/16-Present	Head of U.S. Fund Administration, Janus Henderson Investors and Janus Services, LLC.

Byron D. Hittle 151 Detroit Street Denver, CO 80206 DOB: 1974	Vice President, Secretary and Chief Legal Officer	7/18-Present	Managing Counsel of Janus Henderson Investors (2017-present). Formerly, Assistant Vice President and Senior Legal Counsel, Janus Capital Management LLC (2012-2016).

Janus Detroit Street Trust ½ 33

Knowledge Shared

At Janus Henderson, we believe in the sharing of expert insight for better investment and business decisions. We call this ethos Knowledge Shared.

Learn more by visiting janushenderson.com.

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson and Knowledge Shared are trademarks of Janus Henderson Group plc or one of its subsidiaries. © Janus Henderson Group plc.

Janus Capital Management LLC is the investment adviser and ALPS Distributors, Inc. is the distributor. ALPS is not affiliated with Janus Henderson or any of its subsidiaries.

125-02-93085 12-20

ANNUAL REPORT

October 31, 2020

Janus Henderson AAA CLO ETF

Janus Detroit Street Trust

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from your broker-dealer or other financial intermediary (such as a bank). Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your broker-dealer or other financial intermediary.

You may elect to receive all future reports in paper free of charge by contacting your broker-dealer or other financial intermediary. Your election to receive reports in paper will apply to all Funds held in your account at your broker-dealer or other financial intermediary.

Janus Henderson AAA CLO ETF (unaudited)

INVESTMENT OBJECTIVE

Janus Henderson AAA CLO ETF seeks capital preservation and current income by seeking to deliver floating-rate exposure to high-quality AAA rated collateralized loan obligations (CLOs).

PERFORMANCE OVERVIEW

•	During the period, the Janus Henderson CLO ETF returned -0.42% (based on NAV).

•	Returns from inception (19 October 2020) through the end of the period (31 October 20) were dominated by the costs of investing the portfolio’s seed funding and investor inflows into the market.

JAAA provides exposure to the high-quality, floating rate CLO market in a liquid, transparent manner. As the fund progresses beyond its initial investment phase, we believe our rigorous CLO manager due diligence and portfolio construction process has the potential to provide consistent risk-adjusted returns and low correlation to traditional fixed income asset classes.

Janus Detroit Street Trust ½ 1

Janus Henderson AAA CLO ETF (unaudited)

Fund At A Glance

October 31, 2020

Sector Allocation – (% of Net Assets)
Collateralized Loan Obligations	99.1%
Investment Companies	0.9%

100.0%

Holdings are subject to change without notice.

2 ½ OCTOBER 31, 2020

Janus Henderson AAA CLO ETF (unaudited)

Performance

Cumulative Total Return for the period ended October 31, 2020
Since Inception*
Janus Henderson AAA CLO ETF – NAV	-0.42%
Janus Henderson AAA CLO ETF – Market Price	-0.36%
J.P. Morgan CLO AAA Index	-0.21%

*	The Fund commenced operations on October 16, 2020.

Total annual expense ratio as stated in the prospectus (estimated): 0.25%. See Financial Highlights for actual expense ratios during the reporting period.

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 or visit janushenderson.com/performance.

Shares of ETFs are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Market returns are based upon the midpoint of the bid/ask spread at 4:00 p.m. Eastern time (when NAV is normally determined for most ETFs), and do not represent the returns you would receive if you traded shares at other times. Ordinary brokerage commissions apply and will reduce returns.

Investing involves risk, including the possible loss of principal and fluctuation of value.

The ETF is new and has less than one year of operating history.

See the prospectus for a more complete discussion of objectives, risks and expenses.

Returns include reinvestment of dividends and capital gains. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions, sales, or redemptions of Fund shares.

There is no assurance the stated objective(s) will be met.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

Janus Detroit Street Trust ½ 3

Janus Henderson AAA CLO ETF (unaudited)

Disclosure of Fund Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include creation and redemption fees or brokerage charges and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other ETFs. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to determine the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as creation and redemption fees, or brokerage charges. These fees are fully described in the Fund’s prospectus. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Actual			Hypothetical (5% return before expenses)
Beginning Account Value (10/16/20)	Ending Account Value (10/31/20)	Expenses Paid During Period (10/16/20 - 10/31/20)*	Beginning Account Value (5/1/20)	Ending Account Value (10/31/20)	Expenses Paid During Period (5/1/20 - 10/31/20)†	Net Annualized Expense Ratio (5/1/20 - 10/31/20)
$1,000.00	$995.80	$0.09	$1,000.00	$1,023.88	$1.27	0.25%

*

Actual Expenses Paid During Period reflects only the inception period for the Fund (October 16, 2020 to October 31, 2020) and is equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 13/366 (to reflect the period). Therefore, actual expenses shown are lower than would be expected for a six-month period.

†	Expenses Paid During Period is equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

4 ½ OCTOBER 31, 2020

Janus Henderson AAA CLO ETF

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Janus Detroit Street Trust and Shareholders of Janus Henderson AAA CLO ETF

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Janus Henderson AAA CLO ETF (one of the funds constituting Janus Detroit Street Trust, referred to hereafter as the “Fund”) as of October 31, 2020, and the related statements of operations and changes in net assets, including the related notes, and the financial highlights for the period October 16, 2020 (commencement of operations) through October 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2020, and the results of its operations, changes in its net assets and the financial highlights for the period October 16, 2020 (commencement of operations) through October 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2020 by correspondence with the custodian and broker; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

Denver, Colorado

December 18, 2020

We have served as the auditor of one or more investment companies in Janus Henderson Funds since 1990.

Janus Detroit Street Trust ½ 5

Janus Henderson AAA CLO ETF

Schedule of Investments

October 31, 2020

	Shares/ Principal Amounts	Value
Collateralized Loan Obligations – 99.1%
Allegro CLO IX Ltd. 2018-3A A, ICE LIBOR USD 3 Month + 1.1650%, 1.3951%, 10/16/31 (144A)‡	$1,000,000	$983,374
Benefit Street Partners CLO VIII Ltd. 2015-8A A1AR, ICE LIBOR USD 3 Month + 1.1000%, 1.3184%, 1/20/31 (144A)‡	3,000,000	2,953,221
Carlyle Global Market Strategies CLO Ltd. 2015-1A AR2, ICE LIBOR USD 3 Month + 1.2000%, 1.4718%, 7/20/31 (144A)‡	988,301	977,773
CBAM CLO Ltd. 2018-5A A, ICE LIBOR USD 3 Month + 1.0200%, 1.2378%, 4/17/31 (144A)‡	5,900,000	5,805,045
CIFC Funding CLO Ltd. 2017-4A A1, ICE LIBOR USD 3 Month + 1.2500%, 1.4648%, 10/24/30 (144A)‡	4,750,000	4,712,223
CIFC Funding CLO Ltd. 2019-6A C, ICE LIBOR USD 3 Month + 2.7000%, 2.9301%, 1/16/33 (144A)‡	1,500,000	1,495,539
Deer Creek CLO Ltd. 2017-1A A, ICE LIBOR USD 3 Month + 1.1800%, 1.3984%, 10/20/30 (144A)‡	3,000,000	2,962,248
Dryden 53 CLO Ltd. 2017-53A A, ICE LIBOR USD 3 Month + 1.1200%, 1.3569%, 1/15/31 (144A)‡	3,000,000	2,963,196
Dryden 86 CLO Ltd. 2020-86A C, ICE LIBOR USD 3 Month + 2.8000%, 3.0338%, 7/17/30 (144A)‡	1,000,000	993,310
Dryden CLO XXVI Senior Loan Fund 2013-26A AR, ICE LIBOR USD 3 Month + 0.9000%, 1.1369%, 4/15/29 (144A)‡	3,100,000	3,063,064
Halsey Point CLO I Ltd. 2019-1A A1A1, ICE LIBOR USD 3 Month + 1.3500%, 1.5684%, 1/20/33 (144A)‡	2,000,000	1,983,964
KKR CLO Ltd. 22A A, ICE LIBOR USD 3 Month + 1.1500%, 1.3684%, 7/20/31 (144A)‡	3,000,000	2,950,854
LCM CLO XVIII LP, ICE LIBOR USD 3 Month + 1.2400%, 1.4769%, 7/15/27 (144A)‡	1,889,807	1,882,048
Madison Park Funding CLO XI Ltd. 2013-11A CR, ICE LIBOR USD 3 Month + 2.2000%, 2.4091%, 7/23/29 (144A)‡	1,500,000	1,456,860
Madison Park Funding CLO XVII Ltd. 2015-17A AR, ICE LIBOR USD 3 Month + 1.2200%, 1.4286%, 7/21/30 (144A)‡	5,000,000	4,953,820
Madison Park Funding CLO XVIII Ltd. 2015-18A A1R, ICE LIBOR USD 3 Month + 1.1900%, 1.3986%, 10/21/30 (144A)‡	3,400,000	3,369,478
Madison Park Funding CLO XXX Ltd. 2018-30A A, ICE LIBOR USD 3 Month + 0.7500%, 0.9869%, 4/15/29 (144A)‡	5,000,000	4,920,595
Magnetite CLO XIX Ltd. 2017-19A A, ICE LIBOR USD 3 Month + 1.1800%, 1.3978%, 7/17/30 (144A)‡	5,900,000	5,856,074
Marble Point CLO XI Ltd. 2017-2A A, ICE LIBOR USD 3 Month + 1.1800%, 1.4518%, 12/18/30 (144A)‡	3,000,000	2,943,492
MP CLO III Ltd. 2013-1A AR, ICE LIBOR USD 3 Month + 1.2500%, 1.4684%, 10/20/30 (144A)‡	2,250,000	2,213,656
Octagon Investment Partners CLO XVII Ltd. 2013-1A A1R2, ICE LIBOR USD 3 Month + 1.0000%, 1.2148%, 1/25/31 (144A)‡	5,900,000	5,793,475
Octagon Investment Partners CLO XXIII Ltd. 2015-1A CR, ICE LIBOR USD 3 Month + 1.8500%, 2.0869%, 7/15/27 (144A)‡	2,000,000	1,939,886
Octagon Loan Funding CLO Ltd. 2014-1A ARR, ICE LIBOR USD 3 Month + 1.1800%, 1.4504%, 11/18/31 (144A)‡	6,000,000	5,901,054
OHA Credit Partners CLO XIV Ltd. 2017-14 A C, ICE LIBOR USD 3 Month + 1.8000%, 2.0086%, 1/21/30 (144A)‡	1,000,000	956,558
Palmer Square CLO Ltd. 2018-2A-A1A, ICE LIBOR USD 3 Month + 1.1000%, 1.3301%, 7/16/31 (144A)‡	5,000,000	4,944,555
Palmer Square Loan Funding CLO Ltd. 2020-1A A1, ICE LIBOR USD 3 Month + 0.8000%, 1.0530%, 2/20/28 (144A)‡	5,730,428	5,704,429
Regatta CLO Funding LP 2013-2A A1R2, ICE LIBOR USD 3 Month + 1.2500%, 1.4869%, 1/15/29 (144A)‡	5,000,000	4,973,695
Rockford Tower CLO Ltd. 2018-1A A, ICE LIBOR USD 3 Month + 1.1000%, 1.3530%, 5/20/31 (144A)‡	2,000,000	1,972,778
Sound Point CLO XIX Ltd. 2018-1A A, ICE LIBOR USD 3 Month + 1.0000%, 1.2369%, 4/15/31 (144A)‡	3,000,000	2,935,122
Sound Point CLO VIII-R Ltd. 2015-1RA A, ICE LIBOR USD 3 Month + 1.3600%, 1.5969%, 4/15/30 (144A)‡	1,500,000	1,488,645
Sound Point CLO IV-R Ltd. 2013-3RA A, ICE LIBOR USD 3 Month + 1.1500%, 1.3678%, 4/18/31 (144A)‡	5,000,000	4,892,930

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

6 ½ OCTOBER 31, 2020

Janus Henderson AAA CLO ETF

Schedule of Investments

October 31, 2020

	Shares/ Principal Amounts	Value
Collateralized Loan Obligations – (continued)
Symphony CLO XXII Ltd. 2020-22A A1A, ICE LIBOR USD 3 Month + 1.2900%, 1.5078%, 4/18/33 (144A)‡	$ 2,650,000	$ 2,630,785
THL Credit Wind River CLO Ltd. 2012-1A AR2, ICE LIBOR USD 3 Month + 0.8800%, 1.1169%, 1/15/26 (144A)‡	51,475	51,386
THL Credit Wind River CLO Ltd. 2017-1A AR, ICE LIBOR USD 3 Month + 1.1400%, 1.3578%, 4/18/29 (144A)‡	2,500,000	2,473,788
THL Credit Wind River CLO Ltd. 2019-2A C, ICE LIBOR USD 3 Month + 2.6500%, 2.8869%, 1/15/33 (144A)‡	1,500,000	1,468,913
Venture 32 CLO Ltd. 2018-32A A1, ICE LIBOR USD 3 Month + 1.1000%, 1.3178%, 7/18/31 (144A)‡	3,766,000	3,692,544
Venture XXVIII CLO Ltd. 2017-28A A2, ICE LIBOR USD 3 Month + 1.1100%, 1.3284%, 7/20/30 (144A)‡	1,000,000	985,153
Vibrant CLO VI Ltd. 2017-6A A, ICE LIBOR USD 3 Month + 1.2400%, 1.4674%, 6/20/29 (144A)‡	3,000,000	2,966,643
Wind River CLO Ltd. 2016-1A AR, ICE LIBOR USD 3 Month + 1.0500%, 1.2869%, 7/15/28 (144A)‡	994,990	987,260
Z Capital Credit Partners CLO Ltd. 2018-1A B, ICE LIBOR USD 3 Month + 2.4500%, 2.7209%, 1/16/31 (144A)‡	1,250,000	1,250,215
Zais CLO 8 Ltd. 2018-1A, ICE LIBOR USD 3 Month + 0.9500%, 1.1869%, 4/15/29 (144A)‡	967,053	953,532
Total Collateralized Loan Obligations (cost $118,968,348)		118,403,180
Investment Companies – 0.9%
Money Market Funds – 0.9%
STIT - Government and Agency Portfolio, 0.0101%	1,043,127	1,043,127
Total Money Market Funds (cost $1,043,127)		1,043,127
Total Investments (total cost $120,011,475) – 100.0%		119,446,307
Cash, Receivables and Other Assets, net of Liabilities – 0.0%		39,995
Net Assets – 100%		$119,486,302

Summary of Investments by Country – (Long Positions) (unaudited)

Country	Value	% of Investment Securities
United States	$119,446,307	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Detroit Street Trust ½ 7

Janus Henderson AAA CLO ETF

Notes to Schedule of Investments and Other Information

October 31, 2020

J.P. Morgan CLO AAA Index	J.P. Morgan CLO AAA Index is designed to track the AAA-rated components of the USD-denominated, broadly syndicated CLO market.

ICE	Intercontinental Exchange

LIBOR	LIBOR (London Interbank Offered Rate) is a short-term interest rate that banks offer one another and generally represents current cash rates.

‡	The interest rate on floating rate notes is based on an index or market interest rates and is subject to change. Rate in the security description is as of October 31, 2020.

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1993 Act. Unless otherwise noted, these securities have been determined to be liquid in accordance with the requirements of Rule 22e-4, under the 1940 Act. The total value of 144A securities as of the period ended October 31, 2020 is $118,403,180 which represents 99.1% of net assets.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of October 31, 2020. See Notes to Financial Statements for more information.

Valuation Inputs Summary

	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs

Assets

Investments in Securities:

Collateralized Loan Obligations	$—	$118,403,180	$—

Investment Companies	1,043,127	—	—

Total Assets	$1,043,127	$118,403,180	$—

8 ½ OCTOBER 31, 2020

Janus Henderson AAA CLO ETF

Statement of Assets and Liabilities

October 31, 2020

Assets:
Investments, at value(1)	$119,446,307
Receivables:
Interest	101,181
Total Assets	119,547,488
Liabilities:
Payables:
Investments purchased	51,375
Management fees	9,811
Total Liabilities	61,186
Net Assets	$119,486,302
Net Assets Consists of:
Capital (par value and paid-in surplus)	$120,001,000
Total distributable earnings (loss)	(514,698)
Total Net Assets	$119,486,302
Net Assets	$119,486,302
Shares outstanding, $0.001 Par Value (unlimited shares authorized)	2,400,020
Net Asset Value Per Share	$49.79

(1)	Includes cost of $120,011,475.

See Notes to Financial Statements.

Janus Detroit Street Trust ½ 9

Janus Henderson AAA CLO ETF

Statement of Operations

For the period ended October 31, 2020(1)

Investment Income:
Interest	$60,281
Total Investment Income	60,281
Expenses:
Management Fees	9,811
Total Expenses	9,811
Net Investment Income/(Loss)	50,470
Change in Unrealized Net Appreciation/Depreciation:
Investments	$(565,168)
Total Change in Unrealized Net Appreciation/Depreciation	$(565,168)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$(514,698)

(1)	Period from October 16, 2020 (commencement of operations) through October 31, 2020.

See Notes to Financial Statements.

10 ½ OCTOBER 31, 2020

Janus Henderson AAA CLO ETF

Statement of Changes in Net Assets

Period Ended October 31, 2020(1)
Operations:
Net investment income/(loss)	$50,470
Change in unrealized net appreciation/depreciation	(565,168)
Net Increase/(Decrease) in Net Assets Resulting from Operations	(514,698)
Capital Share Transactions	120,001,000
Net Increase/(Decrease) in Net Assets	119,486,302
Net Assets:
Beginning of period	—
End of period	$119,486,302

(1)	Period from October 16, 2020 (commencement of operations) through October 31, 2020.

See Notes to Financial Statements.

Janus Detroit Street Trust ½ 11

Janus Henderson AAA CLO ETF

Financial Highlights

For a share outstanding during each period ended October 31	2020(1)
Net Asset Value, Beginning of Period	$50.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.02
Net realized and unrealized gain/(loss)	(0.23)
Total from Investment Operations	(0.21)
Net Asset Value, End of Period	$49.79
Total Return*	(0.42)%
Net assets, End of Period (in thousands)	$119,486
Average Net Assets for the Period (in thousands)	$95,755
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.25%
Ratio of Net Investment Income/(Loss)	1.29%
Portfolio Turnover Rate(3) (4)	0%

*	Total return not annualized for periods of less than one full year.
**	Annualized for periods of less than one full year.
(1)	Period from October 16, 2020 (commencement of operations) through October 31, 2020.
(2)	Per share amounts are calculated based on average shares outstanding during the year or period.
(3)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creation or redemptions.
(4)	Amount is less than 0.5%

See Notes to Financial Statements.

12 ½ OCTOBER 31, 2020

Janus Henderson AAA CLO ETF

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Janus Henderson AAA CLO ETF (the “Fund”) is a series fund. The Fund is part of Janus Detroit Street Trust (the “Trust”), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The financial statements include information for the period from October 16, 2020 (commencement of operations) through October 31, 2020. As of the date of this report, the Trust offers six Funds each of which represent shares of beneficial interest in a separate portfolio of securities and other assets with its own objective and policies. The Fund seeks capital preservation and current income by seeking to deliver floating-rate exposure to high quality AAA-rated collateralized loan obligations (“CLOs”). The Fund is classified as diversified, as defined in the 1940 Act.

The Fund is an actively-managed exchange-traded fund. Unlike shares of traditional mutual funds, shares of the Fund are not individually redeemable and may only be purchased or redeemed directly from the Fund at net asset value (“NAV”) in large increments called “Creation Units” by certain participants, known as “Authorized Participants.” The Fund will issue or redeem Creation Units in exchange for portfolio securities and/or cash. Except when aggregated in Creation Units, Fund shares are not redeemable securities of the Fund. Shares of the Fund are listed and trade on NYSE Arca, Inc. (“NYSE Arca”), and individual investors can purchase or sell shares in much smaller increments for cash in the secondary market through a broker. These transactions, which do not involve the Fund, are made at market prices that may vary throughout the day and differ from the Fund’s NAV. As a result, you may pay more than NAV (a premium) when you purchase shares and receive less than NAV (a discount) when you sell shares, in the secondary market.

An Authorized Participant (or other broker-dealers making markets in shares of the Fund) may hold of record more than 25% of the outstanding shares of the Fund. From time to time, Authorized Participants (or other broker-dealers making markets in shares of the Fund) may be a beneficial and/or legal owner of the Fund, may be affiliated with an index provider, may be deemed to have control of the Fund and/or may be able to affect the outcome of matters presented for a vote of the shareholders of the Fund. Authorized Participants (or other broker-dealers making markets in shares of the Fund) may execute an irrevocable proxy granting the Distributor, Janus Capital Management LLC (“Janus Capital” or “Janus”) or an affiliate of Janus Capital power to vote or abstain from voting such Authorized Participant’s beneficially or legally owned shares of the Fund. In such cases, the agent shall mirror vote (or abstain from voting) such shares in the same proportion as all other beneficial owners of the Fund.

The following accounting policies have been followed by the Fund and are in conformity with United States of America generally accepted accounting principles (“US GAAP”).

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities, including shares of exchange-traded funds, traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available, or are deemed by Janus Capital to be unreliable, are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to

Janus Detroit Street Trust ½ 13

Janus Henderson AAA CLO ETF

Notes to Financial Statements

“odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; and certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal period.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of October 31, 2020 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded daily on an accrual basis and includes amortization of premiums and accretion of discounts. The Fund classifies gains and losses on prepayments received as an adjustment to interest income. Debt securities may be placed in non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivables when collection of all or a portion of interest has become doubtful. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Estimates

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown and

14 ½ OCTOBER 31, 2020

Janus Henderson AAA CLO ETF

Notes to Financial Statements

would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Dividends and Distributions

Dividends from net investment income are generally declared and distributed monthly. Net realized capital gains (if any) are distributed annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the NAV. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or a Fund’s total return but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Fund’s equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Other Investments and Strategies

Additional Investment Risk

In the aftermath of the 2007-2008 financial crisis, the financial sector experienced reduced liquidity in credit and other fixed-income markets, and an unusually high degree of volatility, both domestically and internationally. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took a number of unprecedented steps designed to support the financial markets. For example, the enactment of the Dodd-Frank Act in 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, over-the-counter derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. More recently, in response to the COVID-19 pandemic, the U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets, including reducing interest rates to record low levels. The withdrawal of this support, a failure of measures put in place in response to such economic uncertainty, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation.

Widespread disease, including pandemics and epidemics, and natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis and weather-related phenomena generally, have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a Fund’s investments. Economies and financial markets throughout the world have become increasingly interconnected, which increases the likelihood that events or conditions in one region or country will adversely affect markets or issuers in other regions or countries, including the United States. These disruptions could prevent a Fund from executing advantageous investment decisions in a timely manner and negatively impact a Fund’s ability to achieve its investment objective(s). Any such event(s) could have a significant adverse impact on the value of a Fund. In addition, these disruptions could also impair the information technology and other operational systems upon which the Fund’s service providers, including Janus Capital, rely, and could otherwise disrupt the ability of employees of the Fund’s service providers to perform essential tasks on behalf of the Fund.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU have experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit

Janus Detroit Street Trust ½ 15

Janus Henderson AAA CLO ETF

Notes to Financial Statements

future growth and economic recovery or have other unintended consequences. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (commonly known as “Brexit”). The United Kingdom formally left the EU on January 31, 2020 and entered into an eleven-month transition period, during which the United Kingdom will remain subject to EU laws and regulations. There is considerable uncertainty relating to the potential consequences of the United Kingdom’s exit and how negotiations for new trade agreements will be conducted or concluded.

CLO Risk

The risks of investing in CLOs include both the economic risks of the underlying loans combined with the risks associated with the CLO structure governing the priority of payments. The degree of such risk will generally correspond to the specific tranche in which the Fund is invested. The Fund intends to invest primarily in AAA-rated tranches; however, this rating does not constitute a guarantee, may be downgraded, and in stressed market environments it is possible that even senior CLO tranches could experience losses due to actual defaults, increased sensitivity to defaults due to collateral default and the disappearance of the subordinated/equity tranches, market anticipation of defaults, as well as negative market sentiment with respect to CLO securities as an asset class. The Fund’s portfolio managers may not be able to accurately predict how specific CLOs or the portfolio of underlying loans for such CLOs will react to changes or stresses in the market, including changes in interest rates. The most common risks associated with investing in CLOs are liquidity risk, interest rate risk, credit risk, call risk, and the risk of default of the underlying asset, among others.

Investment Focus Risk

Because the Fund invests primarily in CLOs it is susceptible to an increased risk of loss due to adverse occurrences in the CLO market, generally, and in the various markets impacting the portfolios of loans underling these CLOs. The Fund’s CLO investment focus may cause the Fund to perform differently than the overall financial market and the Fund’s performance may be more volatile than if the Fund’s investments were more diversified across financial instruments and or markets.

Liquidity Risk

Liquidity risk refers to the possibility that the Fund may not be able to sell or buy a security or close out an investment contract at a favorable price or time. Consequently, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on the Fund’s performance. Infrequent trading of securities also may lead to an increase in their price volatility. CLOs, and their underlying loan obligations, are typically not registered for sale to the public and therefore are subject to certain restrictions on transfer and sale, potentially making them less liquid than other types of securities. Additionally, when the Fund purchases a newly issued CLO directly from the issuer (rather than from the secondary market), there often may be a delayed settlement period, during which time, the liquidity of the CLO may be further reduced. During periods of limited liquidity and higher price volatility, the Fund’s ability to acquire or dispose of CLOs at a price and time the Fund deems advantageous may be impaired. CLOs are generally considered to be long-term investments and there is no guarantee that an active secondary market will exist or be maintained for any given CLO.

Floating-Rate Obligations Risk

Securities with floating or variable interest rates can be less sensitive to interest rate changes than securities with fixed interest rates, but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline. A decline in interest rates may result in a reduction of income received from floating rate securities held by the Fund and may adversely affect the value of the Fund’s shares. Generally, floating rate securities carry lower yields than fixed notes of the same maturity. The interest rate for a floating rate note resets or adjusts periodically by reference to a benchmark interest rate. The impact of interest rate changes on floating rate investments is typically mitigated by the periodic interest rate reset of the investments. Securities with longer durations tend to be more sensitive to interest rate changes, usually making them more volatile than securities with shorter durations. Benchmark interest rates, such as the London Interbank Offered Rate (“LIBOR”), may not accurately track market interest rates.

Privately Issued Securities Risk

CLOs are generally privately-issued securities, and are normally purchased pursuant to Rule144A or Regulation S under the Securities Act of 1933, as amended (the “Securities Act”). Privately-issued securities typically may be resold only to qualified institutional buyers, in a privately negotiated transaction, to a limited number of purchasers, or in limited quantities after they have been held for a specified period of time and other conditions are met for an exemption from registration. Because there may be relatively few potential purchasers for such securities, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the Fund may find it more difficult to sell such securities when it may be advisable to do so or it may be able to sell such securities only

16 ½ OCTOBER 31, 2020

Janus Henderson AAA CLO ETF

Notes to Financial Statements

at prices lower than if such securities were more widely held and traded. At times, it also may be more difficult to determine the fair value of such securities for purposes of computing the Fund’s net asset value per share (“NAV”) due to the absence of an active trading market. There can be no assurance that a privately-issued security previously deemed to be liquid when purchased will continue to be liquid for as long as it is held by the Fund, and its value may decline as a result.

LIBOR Replacement Risk

The Fund may invest in certain debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate (“LIBOR”) as a reference rate for various rate calculations. On July 27, 2017, the U.K. Financial Conduct Authority announced that it intends to stop compelling or inducing banks to submit LIBOR rates after 2021. However, it remains unclear if LIBOR will continue to exist in its current, or a modified, form. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. The U.S. Federal Reserve, based on the recommendations of the New York Federal Reserve’s Alternative Reference Rate Committee (comprised of major derivative market participants and their regulators), has begun publishing a Secured Overnight Financing Rate (SOFR), that is intended to replace U.S. dollar LIBOR. Proposals for alternative reference rates for other currencies have also been announced or have already begun publication. However, global consensus on alternative rates is lacking. The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could adversely impact (i) volatility and liquidity in markets that are tied to LIBOR, (ii) the market for, or value of, specific securities or payments linked to those reference rates, (iii) availability or terms of borrowing or refinancing, or (iv) the effectiveness of hedging strategies. For these and other reasons, the elimination of LIBOR or changes to other interest rates may adversely affect the Fund’s performance and/or net asset value. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021. Markets are slowly developing in response to these new rates. Uncertainty regarding the process for amending existing contracts or instruments to transition away from LIBOR remains a concern for the Fund. The effect of any changes to, or discontinuation of, LIBOR on the Fund will vary depending, among other things, on (1) existing fallback or termination provisions in individual contracts and (2) whether, how, and when industry participants develop and adopt new reference rates and fallbacks for both legacy and new products and instruments. Accordingly, it is difficult to predict the full impact of the transition away from LIBOR on the Fund until new reference rates and fallbacks for both legacy and new products, instruments and contracts are commercially accepted.

3. Investment Advisory Agreements and Other Transactions with Affiliates

Under its unitary fee structure, the Fund pays Janus Capital a management fee in return for providing certain investment advisory, supervisory, and administrative services to the Fund, including the costs of transfer agency, custody, fund administration, legal, audit, and other services. Janus Capital’s fee structure is designed to pay substantially all of the Fund’s expenses. However, the Fund bears other expenses which are not covered under the management fee which may vary and affect the total level of expenses paid by shareholders, such as distribution fees (if any), brokerage expenses or commissions, interest, dividends, taxes, litigation expenses, acquired fund fees and expenses (if any), and extraordinary expenses. The Fund’s unitary management fee provides for reductions in the fee rate as the Fund’s assets grow. As of the date of this report, the Fund’s management fee was calculated daily and paid monthly according to the following schedule:

Daily Net Assets	Fee Rate
$0-$1 billion	0.25%
Over $1 billion	0.20%

For the period ended October 31, 2020, the Fund’s contractual management fee rate (expressed as an annual rate) was 0.25% of the Fund’s average daily net assets.

State Street Bank and Trust Company (“State Street”) provides certain fund administration services to the Fund, including services related to the Fund’s accounting, including calculating the daily NAV, audit coordination, tax, and reporting obligations, pursuant to an agreement with Janus Capital, on behalf of the Fund. As compensation for such services, Janus Capital pays State Street a fee based on a percentage of the Fund’s assets, with a minimum flat fee, for certain services. Janus Capital serves as administrator to the Fund, providing oversight and coordination of the Fund’s service providers, recordkeeping and other administrative services. Janus Capital does not receive any additional compensation, beyond the unitary fee, for serving as administrator. State Street also serves as transfer agent for the shares of the Fund. Pursuant to agreements with Janus Capital on behalf of the Fund, State Street Global Markets, an affiliate of State Street, may execute portfolio transactions for the Fund, including but not limited to, transactions in connection with cash in lieu transactions.

Janus Detroit Street Trust ½ 17

Janus Henderson AAA CLO ETF

Notes to Financial Statements

The Trust has adopted a Distribution and Servicing Plan for shares of the Fund pursuant to Rule 12b-1 under the 1940 Act (the “Plan”). The Plan permits compensation in connection with the distribution and marketing of Fund shares and/or the provision of certain shareholder services. The Plan permits the Fund to pay ALPS Distributors, Inc. (the “Distributor”) or its designee, a fee for the sale and distribution and/or shareholder servicing of the shares at an annual rate of up to 0.25% of average daily net assets of the Fund. However, the Trustees have determined not to authorize payment under this Plan at this time. Under the terms of the Plan, the Trust would be authorized to make payments to the Distributor or its designee for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. The 12b-1 fee may only be imposed or increased when the Trustees determine that it is in the best interests of shareholders to do so. Because these fees are paid out of the Fund’s assets on an ongoing basis, to the extent that a fee is authorized, over time they will increase the cost of an investment in the Fund. The Plan fee may cost an investor more than other types of sales charges.

As of October 31, 2020, Janus Capital owned 400,020 shares or 16.67% of the Fund.

The Fund is permitted to purchase or sell securities (“cross-trade”) between itself and other funds or accounts managed by Janus Capital in accordance with Rule 17a-7 under the Investment Company Act of 1940 (“Rule 17a-7”), when the transaction is consistent with the investment objectives and policies of the Fund and in accordance with the Internal Cross Trade Procedures adopted by the Trust’s Board of Trustees. These procedures have been designed to ensure that any cross-trade of securities by the Fund from or to another fund or account that is or could be considered an affiliate of the Fund under certain limited circumstances by virtue of having a common investment adviser, common Officer, or common Trustee complies with Rule 17a-7. Under these procedures, each cross-trade is effected at the current market price to save costs where allowed. During the period ended October 31, 2020, the Fund engaged in cross trades amounting to $4,211,500 in purchases.

4. Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Fund must satisfy under the income tax regulations; (2) losses or deductions the Fund may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

			Loss Deferrals			Net Tax Appreciation/ (Depreciation)
Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Late-Year Ordinary Loss	Post-October Capital Loss	Other Book to Tax Differences
$50,470	$—	$—	$—	$—	$—	$(565,168)

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of October 31, 2020 are noted below.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$120,011,475	$20,675	$(585,843)	$(565,168)

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from US GAAP. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, passive foreign investment companies, net investment losses, in-kind transactions and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.

For the period ended October 31, 2020:
Distributions
From Ordinary Income	From Long-Term Capital Gain	Tax Return of Capital	Net Investment Loss
$—	$—	$—	$—

18 ½ OCTOBER 31, 2020

Janus Henderson AAA CLO ETF

Notes to Financial Statements

Permanent book to tax basis differences may result in reclassifications between the components of net assets. These differences have no impact on the results of operations or net assets. The following reclassifications have been made to the Fund:

Increase/(Decrease) to Capital	Increase/(Decrease) to Undistributed Net Investment Income/Loss	Increase/(Decrease) to Undistributed Net realized Gain/Loss
$—	$—	$—

5. Capital Share Transactions

	Period ended October 31, 2020(1)
	Shares	Amount
Shares sold	2,400,020	$120,001,000
Shares repurchased	—	—
Net Increase/(Decrease)	2,400,020	$120,001,000

(1)	Period from October 16, 2020 (commencement of operations) through October 31, 2020.

6. Purchases and Sales of Investment Securities

For the period ended October 31, 2020, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$118,964,948	$—	$—	$—

7. Recent Accounting Pronouncements

The FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820) in August 2018. The new guidance removes, modifies and enhances the disclosures to Topic 820. For public entities, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. An entity is permitted, and Management has decided to early adopt the standard in these financial statements.

The FASB issued Accounting Standards Update No. 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities (“ASU 2017-08”) to amend the amortization period for certain purchased callable debt securities held at a premium. The guidance requires certain premiums on callable debt securities to be amortized to the earliest call date. The amortization period for callable debt securities purchased at a discount will not be impacted. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management has adopted the amendments as of the beginning of this fiscal period.

The FASB issued Accounting Standards Update 2020-04 Reference Rate Reform: Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”) in March 2020. The new guidance in the ASU provide optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the LIBOR or other interbank-offered based reference rates as of the end of 2021. For new and existing contracts, Funds may elect to apply the guidance as of March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of the ASU’s adoption to the Fund’s financial statements.

8. Subsequent Events

Management has evaluated whether any events or transactions occurred subsequent to October 31, 2020 and through the date of the issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

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Janus Henderson AAA CLO ETF

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters each fiscal year as an exhibit to Form N-PORT within 60 days of the end of such fiscal quarter. The Fund’s Form N-PORT filings: are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling Janus Henderson at 1-800-525-0020 (toll free).

20 ½ OCTOBER 31, 2020

Janus Henderson AAA CLO ETF

Board Considerations Regarding Approval of Investment Advisory Agreements (unaudited)

Board Considerations of Investment Advisory Contract Approval

The Trustees of Janus Detroit Street Trust (the “Trust”), including the Trustees who are not “interested persons” (the “Independent Trustees”) as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”), met on October 14, 2020 to consider the proposed investment management agreement (the “Investment Management Agreement”) for Janus Henderson AAA CLO ETF (the “New Fund”). In the course of their consideration of the Investment Management Agreement, the Trustees met in executive session and were advised by their independent counsel. In this regard, the Board, including the Independent Trustees, evaluated the terms of the Investment Management Agreement and reviewed the duties and responsibilities of the Trustees in evaluating and approving such agreements. In considering approval of the Investment Management Agreement, the Board, including the Independent Trustees, reviewed the materials provided to it relating to their consideration of the Investment Management Agreement for the New Fund and other information provided by counsel and Janus Capital Management LLC, the proposed investment adviser to the New Fund (the “Adviser”), including: (i) a copy of the form of Investment Management Agreement with respect to the Adviser’s management of the assets of the New Fund; (ii) information regarding the nature, quality and extent of the services to be provided to the New Fund by the Adviser, and the fees to be charged to the New Fund therefor; (iii) information concerning the Adviser’s financial condition, business, operations, portfolio management personnel and compliance programs; (iv) information describing the New Fund’s anticipated advisory fee structure and operating expenses; (v) a copy of the Adviser’s current Form ADV; and (vi) a memorandum from counsel on the responsibilities of trustees in considering investment advisory arrangements under the 1940 Act. The Board also considered presentations made by, and discussions held with, representatives of the Adviser. The Board also received information comparing the proposed advisory fee and expenses of the New Fund to those of other, third-party exchange-traded funds (“ETFs”) considered to be comparable.

During its review of this information, the Board focused on and analyzed the factors that it deemed relevant, including: the nature, extent and quality of the services to be provided to the New Fund by the Adviser; the Adviser’s personnel and operations; the New Fund’s proposed expense level; the anticipated profitability to the Adviser under the Investment Management Agreement at certain asset levels; “fall-out” benefits to the Adviser and its affiliates (i.e., the ancillary benefits realized by the Adviser and its affiliates from the Adviser’s relationship with the Trust); the effect of asset growth on the New Fund’s expenses; and potential conflicts of interest.

The Trustees also considered benefits that accrue to the Adviser and its affiliates from their relationships with the New Fund. The Trustees also concluded that, other than the services provided by the Adviser and its affiliates pursuant to agreements with the New Fund and the fees to be paid by the New Fund therefor, the New Fund and the Adviser may potentially benefit from their relationship with each other in other ways. The Trustees concluded that the success of the New Fund could attract other business to the Adviser or other Janus Henderson funds, and that the success of the Adviser could enhance the Adviser’s ability to serve the New Fund.

The Board, including the Independent Trustees, considered the following in respect of the New Fund:

(a) The nature, extent and quality of services to be provided by the Adviser; personnel and operations of the Adviser.

The Board reviewed the services that the Adviser would provide to the New Fund. In connection with the investment advisory services to be provided by the Adviser, the Board noted the responsibilities that the Adviser would have as the New Fund’s investment adviser, including: the overall supervisory responsibility for the general management and investment of the New Fund’s securities portfolio; providing oversight of the investment performance and processes and compliance with the New Fund’s investment objectives, policies and limitations; the implementation of the investment management program of the New Fund; the management of the day-to-day investment and reinvestment of the assets of the New Fund; determining daily baskets of securities and cash components, and negotiating custom baskets in connection with creation and redemption transactions in the New Fund’s shares; executing portfolio security trades for purchases and redemptions of New Fund shares conducted on a cash basis; the review of brokerage matters; the oversight of general portfolio compliance with relevant law; and the implementation of Board directives as they relate to the New Fund.

The Board reviewed the Adviser’s experience, resources and strengths in managing other pooled investment vehicles, such as the other funds in the Trust, including the Adviser’s personnel. Based on its consideration and review of the foregoing information, the Board determined that the New Fund was likely to benefit from the nature, quality and extent of these services, as well as the Adviser’s ability to render such services based on the Adviser’s experience, personnel, operations and resources.

Janus Detroit Street Trust ½ 21

Janus Henderson AAA CLO ETF

Board Considerations Regarding Approval of Investment Advisory Agreements (unaudited)

(b) Comparison of services to be rendered and fees to be paid under other investment advisory contracts, and the cost of the services to be provided and profits to be realized by the Adviser from the relationship with the New Fund; “fall-out” benefits.

The Board then compared both the services to be rendered and the proposed fees to be paid under the Investment Management Agreement, with fees paid under contracts of other investment advisers for comparable ETFs. In particular, the Board compared the New Fund’s proposed management fee and projected expense ratio to other investment companies anticipated to be in the New Fund’s peer group. The Board noted that the Adviser was recommending a unitary fee that was equal to or lower than the management fee charged by each ETF in the New Fund’s anticipated peer group.

The Board also discussed the anticipated costs and projected profitability of the Adviser in connection with its serving as investment adviser to the New Fund, including operational costs.

After comparing the New Fund’s proposed fees with those of the ETFs in the New Fund’s anticipated peer group, and in light of the nature, extent and quality of services proposed to be provided by the Adviser and the costs expected to be incurred by the Adviser in rendering those services, the Board concluded that the level of fees proposed to be paid to the Adviser with respect to the New Fund was fair and reasonable.

The Board also considered that the Adviser may experience reputational “fall-out” benefits based on the success of the New Fund, but that such benefits are not easily quantifiable.

(c) The extent to which economies of scale would be realized as the Fund grows and whether fee levels would reflect such economies of scale.

The Board next discussed potential economies of scale. Since the New Fund had not commenced operations, and the eventual aggregate amount of assets was uncertain, the Adviser was not able to provide the Board specific information concerning the extent to which economies of scale would be realized as the New Fund grows and whether the management fee level would reflect such economies of scale, if any. The Board recognized the uncertainty in launching a new investment product and estimating future asset levels; however, the Board noted that the fee schedule proposed by the Adviser for the New Fund contained a breakpoint for assets above $1 billion. The Board also noted the unitary fee structure, pursuant to which the Adviser pays, with certain exceptions, any excess costs incurred to operate the New Fund. The Board acknowledged the unitary fee cap effectively puts the risk of higher costs at lower asset levels on the Adviser rather than the New Fund.

(d) Investment performance of the Fund and the Adviser.

Because the New Fund is newly formed and had not commenced operations, the Board did not consider the investment performance of the New Fund.

Conclusion.

No single factor was determinative to the decision of the Board. Based on the foregoing and such other matters as were deemed relevant, the Board concluded that the proposed management fee rate and projected total expense ratio are reasonable in relation to the services to be provided by the Adviser to the New Fund, as well as the costs to be incurred and benefits to be gained by the Adviser in providing such services. The Board also found the proposed management fee to be reasonable in comparison to the fees charged by advisers to other comparable ETFs. As a result, the Board concluded that the initial approval of the Investment Management Agreement was in the best interests of the New Fund.

After full consideration of the above factors, as well as other factors, the Trustees, including all of the Independent Trustees voting separately, determined to approve the Investment Management Agreement for the New Fund.

22 ½ OCTOBER 31, 2020

Janus Henderson AAA CLO ETF

Trustees and Officers (unaudited)

The following are the Trustees and officers of the Trust together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years). The Fund’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Fund’s Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75. The Trustees review the Fund’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Fund’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Clayton Street Trust. As of the date of this report, collectively, the two registered investment companies consist of 9 series or funds.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Clayton Street Trust. Certain officers of the Funds may also be officers and/or directors of Janus Capital. Except as otherwise disclosed, Fund officers receive no compensation from the Funds.

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee*	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees

Clifford J. Weber 151 Detroit Street Denver, CO 80206 DOB: 1963	Chairman Trustee	2/16-Present 2/16-Present	Owner, Financial Products Consulting Group LLC (consulting services to financial institutions) (since 2015). Formerly, Executive Vice President of Global Index and Exchange-Traded Products, NYSE Market, Inc., a subsidiary of Intercontinental Exchange (ETF/ETP listing exchange) (2013-2015).	9	Independent Trustee, Clough

Funds Trust (investment
company) (since 2015),
Chairman, Clough Funds
Trust (since 2017),
Independent Trustee, Clough
Dividend and Income Fund
(closed-end fund) (since
2017), Independent Trustee,
Clough Global Opportunities
Fund (closed-end fund)
(since 2017), Independent
Trustee, Clough Global
Equity Fund (closed-end
fund) (since 2017),
Independent Trustee,
Elevation ETF Trust
(investment company)
(2016-2018), Chairman,
Elevation ETF Trust
(2016-2018), and
Independent Trustee, Global
X Funds (investment
company) (since 2018).

Janus Detroit Street Trust ½ 23

Janus Henderson AAA CLO ETF

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee*	Other Directorships Held by Trustee During the Past Five Years
Maureen T. Upton 151 Detroit Street Denver, CO 80206 DOB: 1965	Trustee	2/16-Present	Principal, Maureen Upton Ltd. (consulting services to developers of major infrastructure projects and investors) (since 2017). Formerly, Principal Consultant, SRK Consulting (U.S.), Inc. (consulting services to global mining, energy and water resource industries) (2015-2017) and Founder and Principal, Resource Initiatives LLC (sustainability consulting firm) (2006-2015).	9
Jeffrey B. Weeden 151 Detroit Street Denver, CO 80206 DOB: 1956	Trustee	2/16-Present	Senior Advisor, BayBoston Capital LP (investment fund in banks and bank holdings companies) (since 2015). Formerly, Management Advisor, BoxCast, Inc. (technology start-up company) (2014-2017).	9	Director, State Farm Bank (banking) (since 2014).
Interested Trustee

Richard C. Hoge** 151 Detroit Street Denver, CO 80206 DOB: 1966	Trustee	1/20-Present	Chief Operating Officer – Exchange Traded Products, Janus Henderson Investors (since 2014); Registered Representative, Janus Distributors LLC (broker dealer) (since 2014).	9	Director, Velocity Capital Long Short Volatility Fund (hedge fund) (2012-2016).

*	Each Trustee also serves as a trustee to the Clayton Street Trust, which is currently comprised of three portfolios.
**	Richard C. Hoge is an Interested Trustee because of his employment with Janus Henderson Investors.

24 ½ OCTOBER 31, 2020

Janus Henderson AAA CLO ETF

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Bruce L. Koepfgen 151 Detroit Street Denver, CO 80206 DOB: 1952	President and Chief Executive Officer	2/16-Present	Executive Vice President and Head of North America at Janus Henderson Investors (since 2017); President and Head of North America at Janus Capital Management LLC (since 2013 and 2017, respectively), President at Janus Capital Group Inc. (since 2013), President and Director at Janus International Holding LLC (since 2019 and 2011, respectively), President at Janus Holdings LLC (since 2019), President and Director at Janus Management Holdings Corporation (since 2017 and 2012, respectively), Executive Vice President and Head of North America at Janus Distributors LLC (since 2011 and 2019, respectively), Vice President and Director at Intech Investment Management LLC (since 2012) and Executive Vice President at Perkins Investment Management LLC (since 2011). Formerly, Executive Vice President at Janus Capital Group Inc., Janus International Holding LLC, Janus Management Holdings Corporation (2011-2019), and Director at Perkins Investment Management LLC (2011-2019).

Kristin Mariani 151 Detroit Street Denver, CO 80206 DOB: 1966	Vice President, Chief Compliance Officer, and Anti- Money Laundering Officer	7/20-Present	Chief Compliance Officer for Janus Capital Management LLC (since September 2017), Global Head of Investment Management Compliance for Janus Henderson Investors (since 2019). Formerly, Vice President, Head of Global Distribution Compliance and Chief Compliance Officer of Janus Distributors LLC (May 2017 – September 2017), Vice President, Compliance at Janus Capital Group Inc., Janus Capital Management LLC, and Janus Distributors LLC (2009-2017).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Vice President, Chief Financial Officer, Treasurer, and Principal Accounting Officer	2/16-Present	Head of U.S. Fund Administration, Janus Henderson Investors and Janus Services, LLC.

Byron D. Hittle 151 Detroit Street Denver, CO 80206 DOB: 1974	Vice President, Secretary and Chief Legal Officer	7/18-Present	Managing Counsel of Janus Henderson Investors (2017-present). Formerly, Assistant Vice President and Senior Legal Counsel, Janus Capital Management LLC (2012-2016).

Janus Detroit Street Trust ½ 25

Knowledge Shared

At Janus Henderson, we believe in the sharing of expert insight for better investment and business decisions. We call this ethos Knowledge Shared.

Learn more by visiting janushenderson.com.

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson and Knowledge Shared are trademarks of Janus Henderson Group plc or one of its subsidiaries. © Janus Henderson Group plc.

Janus Capital Management LLC is the investment adviser and ALPS Distributors, Inc. is the distributor. ALPS is not affiliated with Janus Henderson or any of its subsidiaries.

125-02-93087 12-20

Item 2.	Code of Ethics.

As of the end of the period covered by this Form N-CSR, the Registrant has adopted a Code of Ethics (as defined in Item 2(b) of Form N-CSR), which is posted on the Registrant’s website: janushenderson.com. Registrant intends to post any amendments to, or waivers from (as defined in Item 2 of Form N-CSR), such code on janushenderson.com within five business days following the date of such amendment or waiver.

Item 3.	Audit Committee Financial Expert.

The Registrant’s Board of Trustees has determined that Jeffrey B. Weeden, the Chairman of the Board’s Audit and Pricing Committee is an “audit committee financial expert,” as defined in Item 3 to Form N-CSR: Jeffrey B. Weeden is “independent” under the standards set forth in Item 3 to Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

(a)	Audit Fees

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Funds’ annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $196,453 for 2020 and $218,604 for 2019.

(b)	Audit Related Fees

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Funds’ financial statements and are not reported under paragraph (a) of this Item are $0 for 2020 and $0 for 2019.

(c)	Tax Fees

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $62,299 for 2020 and $54,107 for 2019.

The nature of the services comprising the fees disclosed under this category includes tax compliance, tax planning, and tax advice.

(d)	All Other Fees

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2020 and $0 for 2019.

(e)	Pre-Approval Policies and Procedures

(1)    The registrant’s Audit Committee Charter requires the registrant’s Audit Committee to pre-approve any engagement of the principal accountant (i) to provide audit or non-audit services to the registrant or (ii) to provide non-audit services to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X. The Chairman of the Audit Committee or, if the Chairman is unavailable, another member of the Audit Committee who is an independent Trustee, may grant the pre-approval. All such delegated pre-approvals must be presented to the Audit Committee no later than the next Audit Committee meeting.

(2)    0%

(f)    Not applicable as less than 50%.

(g)    The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the last two fiscal years of the registrant are $62,299 for 2020 and $54,107 for 2019.

(h)    The registrant’s audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The members of the committee are Jeffrey B Weeden, Maureen T. Upton and Clifford J. Weber.

Item 6.	Investments.

(a)    Schedule of Investments is contained in the Reports to Shareholders included under Item 1 of this Form N-CSR.

(b)    Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11.	Controls and Procedures.

(a)    The Registrant’s Principal Executive Officer and Principal Financial Officer have evaluated the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) within 90 days of this filing and have concluded that the Registrant’s disclosure controls and procedures were effective, as of that date.

(b)    There have been no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13.	Exhibits.

(a) (1)	Not applicable because the Registrant has posted its Code of Ethics (as defined in Item 2(b) of Form N-CSR) on its website pursuant to paragraph (f)(2) of Item 2 of Form N-CSR.

(2)

Separate certifications for the Registrant’s Principal Executive Officer and Principal Financial Officer, as required under Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached as Ex99.CERT.

(3)	Not applicable.

(4)	Not applicable.

(b)     A certification for the Registrant’s Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, is attached as Ex99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

JANUS DETROIT STREET TRUST

By:	/s/ Bruce L. Koepfgen
Bruce L. Koepfgen
President and Chief Executive Officer (Principal Executive Officer)

Date: December 30, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Bruce L. Koepfgen
Bruce L. Koepfgen
President and Chief Executive Officer (Principal Executive Officer)

Date: December 30, 2020

By:	/s/ Jesper Nergaard
Jesper Nergaard
Vice President, Chief Financial Officer, Treasurer and Principal Accounting Officer (Principal Financial Officer and Principal Accounting Officer)

Date: December 30, 2020